    As filed with the Securities and Exchange Commission on May 1, 1997






                                         Securities Act registration no. 2-34223
                                        Investment Company Act file no. 811-1829
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A
                        ______________________________


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 57


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 32

                        ______________________________


                            ACORN INVESTMENT TRUST
                                 (Registrant)


                      227 West Monroe Street, Suite 3000
                           Chicago, Illinois  60606


                        Telephone number: 312/634-9200
                        ______________________________

        Ralph Wanger                         Janet D. Olsen
        Acorn Investment Trust               Bell, Boyd & Lloyd
        227 West Monroe Street, Suite 3000   70 West Madison Street, Suite 3300
        Chicago, Illinois  60606             Chicago, Illinois  60602
                             (Agents for service)
                         _____________________________

                Amending Parts A, B, and C, and filing exhibits
                         _____________________________

        It is proposed that this filing will become effective:

              [ ] immediately upon filing pursuant to rule 485(b)
              [X] on May 1, 1997 pursuant to rule 485(b)
              [ ] 60 days after filing pursuant to rule 485(a)(1)
              [ ] on ___________ pursuant to rule 485(a)(1)
              [ ] 75 days after filing pursuant to rule 485(a)(2)
              [ ] on ___________ pursuant to rule 485(a)(2).

--------------------------------------------------------------------------------
Registrant has previously elected to register pursuant to Rule 24f-2 an indefinite number of shares of beneficial interest of its series designated Acorn Fund, Acorn International and Acorn USA. On February 26, 1997, Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------

                            ACORN INVESTMENT TRUST

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item           Location or caption*
----      --------------------------------
          Part A (prospectus) - Acorn Fund, Acorn International and Acorn USA
          -------------------------------------------------------------------
1(a)&(b)  Front cover

2(a)      Expenses and Performance - Expenses
 (b)&(c)  Contents; The Funds at a Glance

3(a)      Financial History
 (b)      Not applicable
 (c)      Performance
 (d)      Performance

4(a)(i)   Organization
    (ii) The Funds at a Glance; The Acorn Philosophy; Securities, Investment Practices, and Risks
 (b)      Securities, Investment Practices, and Risks
 (c) The Funds at a Glance - Who May Want to Invest; The Acorn Philosophy; Securities, Investment Practices, and Risks

5(a)      Organization
 (b) Organization; Management; The Funds in Detail - Expenses; Expenses and Performance - Expenses; How to Contact Us
 (c)      Organization; Management
 (d)      Not applicable
 (e)      How to Buy Shares; How to Sell Shares; How to Contact Us
 (f)      Expenses and Performance - Expenses; The Funds in Detail -
           Expenses
 (g)      Not applicable

5A        The information called for is contained in the annual report

6(a)      Organization; How to Buy Shares; How to Sell Shares; Exchange
           Plan Restrictions
 (b)      Not applicable
 (c) Shareholder and Account Policies - Purchases; Shareholder and Account Policies - Redemptions; Exchange Plan Restrictions
 (d)      Not applicable
 (e) Doing Business With Acorn; How to Buy Shares; How to Sell Shares; Shareholder and Account Policies - Statements and Reports;
           How to Contact Us
 (f)&(g)  Dividends, Capital Gains, and Taxes

7         Doing Business with Acorn; How to Buy Shares; Shareholder and
           Account Policies - Purchases; Shareholder and Account Policies - Telephone Exchange Plan
 (a)      Not applicable

--------------------

     *References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Item           Location or caption*
----      --------------------------------
 (b) How to Buy Shares; Shareholder and Account Policies - Share Price; Shareholder and Account Policies - Telephone Exchange Plan
 (c)      Not applicable
 (d)      How to Buy Shares; Exchange Plan Restrictions
 (e)&(f)  Not applicable

8(a)      Doing Business with Acorn; How to Sell Shares; Shareholder and
           Account Policies - Redemptions; Shareholder and Account Policies - Telephone Exchange Plan; Exchange Plan Restrictions
 (b)      Shareholder and Account Policies - Purchases
 (c)&(d)  Shareholder and Account Policies - Redemptions

9         Not applicable


---------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.


Item                                 Location or caption*
----                                 --------------------

                     Part B (Statement of Additional Information) - Acorn Fund,
                     ----------------------------------------------------------
                     Acorn International and Acorn USA
                     ---------------------------------
10                   Front cover
11                   Front cover
12                   Part A - Organization
13 (a)-(c)           Investment Objectives and Policies; Investment
                       Techniques and Risks; Investment Restrictions
   (d)               Investment Techniques and Risks
14 (a)-(b)           Trustees and Officers
   (c)               Not applicable
15 (a) & (b)         Not applicable
   (c)               Trustees and Officers
16 (a)(i)            Investment Adviser
      (ii)           Trustees and Officers
      (iii)          Investment Adviser
   (b)               Investment Adviser
   (c)-(g)           Not applicable
   (h)               Custodian; Independent Auditors
   (i)               Not applicable
17 (a)               Portfolio Transactions
   (b)               Not applicable
   (c) & (d)         Portfolio Transactions
   (e)               Not applicable
18 (a)               The Trust
   (b)               Not applicable
19 (a)-(c)           Purchasing and Redeeming Shares
20                   Additional Tax Information
21 (a)-(b)           Distributor
21 (c)               Not Applicable
22                   Performance Information
23                   Information About the Funds




-----------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.


Item                      Location or caption*
----                      --------------------

                  Part C (Other Information)
                  --------------------------
24                Financial statements and exhibits

25                Persons controlled by or under common control with registrant

26                Number of holders of securities

27                Indemnification

28                Business and other connections of investment adviser

29                Principal underwriters

30                Location of accounts and records

31                Management services

32                Undertakings






----------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

Ralph Wanger's book A Zebra in Lion Country: Ralph Wanger's Investment Survival Guide (Simon & Schuster, 1997) describes the investment philosophies and techniques that have guided Mr. Wanger's management of the Acorn funds. He has been portfolio manager of Acorn Fund since it was founded by Irving Harris in 1970. Shareholders of Acorn Fund, Acorn International or Acorn USA may purchase a copy of A Zebra in Lion Country directly from the publisher at a reduced price of $18.00, including tax, shipping and handling. Wanger Asset Management, L.P. ("WAM") is supplying these books to shareholders at WAM's cost.

Through July 31, 1997, WAM will send, at its expense, one copy of A Zebra in Lion Country to each investor making a new investment of $5,000 or more in Acorn Fund, Acorn International or Acorn USA. An investment in any of the funds by the exchange privilege does not qualify to receive a copy of the book. A single investor may acquire multiple copies of the book by making multiple investments, each of $5,000 or more, in any of the Acorn funds on different days.

Supplement dated April 30, 1997 to the
Prospectus of Acorn Fund, Acorn International and Acorn USA dated April 30, 1997

                               [PHOTO OF ACORNS]



                                        prospectus

                                             1997



                                             -------------------------
                                             The Acorn Family of Funds

                                             Prospectus and Application

                                             April 30, 1997





Managed by Wanger Asset Management, L.P.

Dear Investor:


Thank you for your interest in the Acorn Family of Funds. This prospectus outlines the funds' policies and procedures, and contains quick-reference pages for buying or selling shares, fund contacts and more on pages 38-43. Please take the time to read it carefully.

The Acorn funds are growth funds managed by Wanger Asset Management, L.P. The flagship, Acorn Fund, is a global fund investing in small to mid-size companies in the U.S. and abroad, and has helped investors reach their long-term goals for more than 26 years. Acorn International, the second fund in the series, invests in small to mid-size companies in about 40 markets overseas. The newest fund, Acorn USA, was launched in September 1996, and invests in small to mid-size companies in the U.S. With the Acorn Family of Funds, investors have the flexibility to balance their weightings of domestic and foreign stocks. Whether you invest in one or all of our funds, each fund is highly diversified, helping to reduce return volatility.

At Wanger Asset Management, L.P. (WAM), we employ a team investment approach. The investment team is comprised of the lead portfolio manager, co-portfolio managers, and research analysts. Team members share responsibility for providing ideas, information, and knowledge in managing each of the Acorn funds. We are very proud of our outstanding investment team, which has over 130 years of combined investment experience. We invite you to learn more about some of our distinguished team members on pages 24-25.

Investing with the Acorn funds helps you save money. How? All three funds are 100% no-load, which means that all of your money goes to work for you immediately. There are no sales charges, 12b-1 fees or back-end load fees, so all of your dollars are invested at net asset value.

Providing quality service is a source of pride for us. We strive daily to make doing business with the Acorn funds as trouble-free as possible. We hope you'll find our fund literature and account forms easy to understand and complete. If you ever need help or have any questions, a friendly shareholder services representative can help. Simply call our toll-free number, 1-800-9-ACORN-9 (1-800-922-6769) during regular business hours.

We invite you to squirrel away your acorns for a day when you really need them, and we look forward to a long and mutually rewarding relationship with you.

Happy investing,

[sig logo]
Ralph Wanger
President

(Not part of the prospectus.)

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the funds invest and the services available to shareholders.

A Statement of Additional Information ("SAI") dated April 30, 1997 has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference (is legally considered a part of this prospectus). The SAI is available free upon request by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).

You may also obtain the SAI, as well as other information that has been electronically filed, from the SEC's web site (www.sec.gov).

Acorn Fund, Acorn International and Acorn USA invest for long-term capital growth. Each fund invests mostly in stocks of small and medium-size companies. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in overseas companies. Acorn USA invests in U.S. companies.

 .LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Acorn Family of Funds
 . Acorn Fund
 . Acorn International
 . Acorn USA

No-Load Funds

Prospectus and Application
April 30, 1997

Acorn Investment Trust 227 West Monroe Street Suite 3000 Chicago, Illinois
60606


Contents

The Funds at a Glance                               3
        >Goal
        >Strategy
        >Management
        >Who May Want to Invest                     4

Expenses and Performance                            5
        >Expenses
        >Financial History                          6
        >Performance                               10

Your Account                                       11
        >Doing Business with Acorn
        >How to Buy Shares
        >How to Sell Shares                        12
        >Selling Shares in Writing
        >Redemption Price                          13

Choices for Your Account
Registration                                       14

Shareholder and Account
Policies                                           16
        >Statements and Reports
        >Share Price
        >Purchases
        >Redemptions                               18
        >Address Changes
        >Telephone Transactions                    19
        >Telephone Exchange Plan                   20
        >Exchange Plan Restrictions


Dividends, Capital Gains,
and Taxes                                          22
        >Distribution Options
        >Taxes
        >Foreign Income Taxes                      23

Meet the Team                                      24

The Funds in Detail                                26
        >Organization
        >Management
        >Distributor                               27
        >Expenses                                  28
        >The Acorn Philosophy
        >Securities, Investment
        Practices, and Risks                       30
        >Foreign Securities                        31
        >Managing Investment
        Exposure                                   32
        >Illiquid and Restricted
        Securities                                 35
        >Diversification
        >Other Investment
        Companies
        >Lending and Repurchase
        Agreements                                 36

Highlights                                         37
        >Doing Business with Acorn
        >How to Buy Shares                         38
        >How to Sell Shares                        40
        >How to Contact Us                         42

Acorn Family of Funds
   >At a Glance


Goal

Acorn Fund, Acorn International and Acorn USA invest for long-term growth of capital.


Strategy

The Acorn funds are small to mid-cap growth funds. The funds look for attractively-priced companies that Wanger Asset Management, investment advisor to the funds, thinks will benefit from favorable long-term social, economic, or political trends. The areas of emphasis may change from time to time. Acorn Fund is a global fund investing in the U.S. and abroad. Acorn International concentrates its investments in overseas companies, while Acorn USA invests in U.S. companies.


Management

Wanger Asset Management, L.P. (WAM) employs a team approach to management of the funds. The management team is comprised of the lead portfolio manager, other WAM portfolio managers and research analysts. Each team member has one or more areas of expertise, and shares responsibility for providing ideas, information, and knowledge in managing the funds. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations. Ralph Wanger is the lead portfolio manager, and Charles P. McQuaid and Terence M. Hogan are the co-portfolio managers of Acorn Fund. Leah J. Zell is the lead portfolio manager of Acorn International and Robert A. Mohn is the lead portfolio manager of Acorn USA.

>At a Glance, continued


Who May Want to Invest

The Acorn funds are designed for investors who want long-term growth of capital rather than income and who have the long-term investment outlook needed for investing in the stocks of small and medium-size companies in the U.S. and overseas. The return generated by each fund's portfolio securities varies from day to day. Performance depends on WAM's skills in identifying the trends that are the basis for the funds' stock selections, and in picking individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them. The stocks of smaller companies often involve more risk than the stocks of larger companies. Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market, or economic news. The funds are not by themselves a balanced investment plan.

To invest you must be a U.S. citizen (or a non-citizen residing in the U.S.) with a social security or tax identification number.

See "Your Account" for how to buy and redeem shares.

        Did You
                Know?

The Funds' 16 member investment team reflects four different nationalities and 18 graduate degrees, including two Ph.D's, a CPA, a statistician, and an attorney.

>Expenses and Performance

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Transaction Expenses
---------------------------------------------
Maximum sales charge on purchases
and reinvested dividends                None
Deferred sales charge on redemptions    None
Exchange fee                            None
Wire transaction fee                    None

Annual fund operating expenses. Each fund pays its own operating expenses, including the management fee to WAM. Expenses are factored into a fund's price or dividends, and are subtracted from the share price daily. They are not charged directly to shareholder accounts.

The following are projections based on historical expenses for Acorn Fund and Acorn International; expenses for Acorn USA are estimated. All expenses are calculated as a percentage of average net assets.

Acorn Fund
---------------------------------------------
Management fee                  .46%
12b-1 fee                      None
Other expenses                  .11%
                               ----
Total fund operating expenses   .57%

Acorn International
---------------------------------------------
Management fee                  .85%
12b-1 fee                      None
Other expenses                  .32%
                               ----
Total fund operating expenses  1.17%

Acorn USA
---------------------------------------------
Management fee                 1.00%
12b-1 fee                      None
Other expenses (estimated)      .85%
                               ----
Total fund operating expenses  1.85%

>Example: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as shown above and to the left. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

Acorn Fund
---------------------------------------------
After 1 year                   $  6
After 3 years                  $ 18
After 5 years                  $ 32
After 10 years                 $ 71

Acorn International
---------------------------------------------
After 1 year                   $ 12
After 3 years                  $ 37
After 5 years                  $ 64
After 10 years                 $142

Acorn USA
---------------------------------------------
After 1 year                   $ 19
After 3 years                  $ 58

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

>Expenses and Performance


Financial History

The financial history of each fund has been audited by Ernst & Young LLP, independent auditors. Their unqualified report is included in Acorn's Annual Report. The financial statements of each fund and the auditors' report are incorporated by reference into the SAI.


Acorn Fund                                                  Years ended 12/31,
--------------------------------------------------------------------------------
For a share outstanding throughout each year                  1996      1995
Net Asset Value, beginning of year                          $13.60    $12.24
Income From Investment Operations
    Net investment income                                      .09       .11
    Net gain (loss) on investments, foreign currency and
      futures (both realized and unrealized)                  2.93      2.42
--------------------------------------------------------------------------------
    Total from investment operations                          3.02      2.53
Less Distributions
    Dividends from net investment income                      (.11)     (.09)
    Distributions from net realized and unrealized gains
     reportable for federal income taxes                     (1.47)    (1.08)
--------------------------------------------------------------------------------
    Total distributions                                      (1.58)    (1.17)
--------------------------------------------------------------------------------
Net Asset Value, end of year                                $15.04    $13.60
--------------------------------------------------------------------------------
Total Return                                                  22.6%     20.8%
Ratios/Supplemental Data
    Ratio of expenses to average net assets                    .57%      .57%
    Ratio of net investment income to average net assets       .53%      .89%
    Portfolio turnover rate                                     33%       29%
    Net assets at end of year (in millions)                 $2,842    $2,399


The average commission rate paid per share by Acorn Fund on stock transactions during 1996 was $.0194.


Financial Highlights Terms

Net Asset Value ("NAV") is the value of a single share of a fund. It is computed by adding the value of all of a fund's investments, cash and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

Net Investment Income (loss) is the per share amount of dividends, interest, and other income earned on securities held by a fund, less fund expenses.

Net gain (loss) on investments, foreign currency and futures is the per share increase or decrease in value of the securities, foreign currencies and futures a fund holds. A gain (loss) is realized when securities, foreign currencies and/or futures are sold. A gain (loss) is unrealized when securities, foreign currencies and/or futures increase or decrease in value but are not sold.

Dividends from net investment income are the per share amount that a fund paid to shareholders from net investment income.

Distributions from net realized and unrealized gains are the per share amount that a fund paid to shareholders from net realized gains on investments and any unrealized gains, resulting from holding passive foreign investment companies ("pfics").

-------------------------------------------------------------------------------
     1994      1993      1992      1991      1990     1989     1988      1987
   $13.95    $11.06    $ 9.32    $ 6.51    $ 8.58    $7.27    $6.48    $ 7.45

      .06       .04       .07       .11       .12      .13      .12       .14

    (1.10)     3.50      2.16      2.95     (1.62)    1.65     1.47       .12
-------------------------------------------------------------------------------
    (1.04)     3.54      2.23      3.06     (1.50)    1.78     1.59       .26

     (.11)     (.06)     (.08)     (.10)     (.13)    (.11)    (.16)     (.15)

     (.56)     (.59)     (.41)     (.15)     (.44)    (.36)    (.64)    (1.08)
-------------------------------------------------------------------------------
     (.67)     (.65)     (.49)     (.25)     (.57)    (.47)    (.80)    (1.23)
-------------------------------------------------------------------------------
   $12.24    $13.95    $11.06    $ 9.32    $ 6.51    $8.58    $7.27    $ 6.48
-------------------------------------------------------------------------------
     (7.4%)    32.3%     24.2%     47.3%    (17.5%)   24.8%    24.8%      4.4%

      .62%      .65%      .67%      .72%      .82%     .73%     .80%      .82%
      .55%      .30%      .72%     1.30%     1.60%    1.59%    1.52%     1.85%
       18%       20%       25%       25%       36%      26%      36%       52%
   $1,983    $2,035    $1,449    $1,150    $  767    $ 855    $ 563    $  418

Total Return is the percentage increase or decrease in the value of an investment over a stated period of time. Total Return includes both changes in NAV and income. For the purpose of calculating Total Return, it is assumed that dividends and distributions are reinvested at the NAV on the day after the record date.

Ratio of expenses to average net assets is the total of a fund's operating expenses divided by its average net assets for the stated period. It does not reflect reductions in expenses through uninvested cash balances earning interest with a fund's custodian.

Ratio of net investment income (loss) to average net assets is a fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a fund's portfolio securities.


Expenses and Performance, continued

Acorn International                                           Years ended 12/31,
-------------------------------------------------------------------------------
For a share outstanding throughout each period                   1996      1995

Net Asset Value, beginning of period                           $16.59    $15.24

Income From Investment Operations
  Net investment income (loss)                                    .13       .16
  Net gain (loss) on investments and foreign currency
     (both realized and unrealized)                              3.29      1.20
-------------------------------------------------------------------------------
  Total from investment operations                               3.42      1.36

Less Distributions
  Dividends from net investment income                           (.12)       --
  Distributions from net realized and unrealized gains
     reportable for federal income taxes                         (.28)     (.01)
-------------------------------------------------------------------------------
  Total distributions                                            (.40)     (.01)
-------------------------------------------------------------------------------
Net Asset Value, end of period                                 $19.61    $16.59
===============================================================================
Total Return                                                    20.7%      8.9%

Ratios/Supplemental Data
  Ratio of expenses to average net assets                       1.17%     1.22%
  Ratio of net investment income (loss) to average net assets    .51%      .90%
  Portfolio turnover rate                                         34%       26%
  Net assets at end of period (in millions)                    $1,773    $1,276


                                                            Inception 9/4
Acorn USA                                                   through 12/31,
-------------------------------------------------------------------------------
For a share outstanding throughout each period                   1996

Net Asset Value, beginning of period                           $10.00

Income From Investment Operations
  Net investment loss                                            (.02)
  Net gain (loss) on investments
     (both realized and unrealized)                              1.67
-------------------------------------------------------------------------------
  Total from investment operations                               1.65
-------------------------------------------------------------------------------
Net Asset Value, end of period                                 $11.65
===============================================================================
Total Return                                                    16.5%

Ratios/Supplemental Data
  Ratio of expenses to average net assets**                     1.85% *
  Ratio of net investment loss to average net assets            (.99%)*
  Portfolio turnover rate                                         20% *
  Net assets at end of period (in millions)                       $53


                   Inception
                        9/23
                     through
                      12/31,
----------------------------
  1994      1993        1992
$15.94   $ 10.69     $ 10.00

   .07       .00        (.03)

  (.67)     5.25         .72
----------------------------
  (.60)     5.25         .69

    --        --          --

  (.10)       --          --
----------------------------
  (.10)       --          --
----------------------------
$15.24   $ 15.94     $ 10.69
============================
 (3.8%)    49.1%        6.9%

 1.24%     1.21%      2.35%*
  .48%      .06%    (1.37%)*
   20%       19%        20%*
$1,363   $   907     $    30


*  Annualized

** The ratio of expenses to average net assets for Acorn USA reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79%.

   The average commission rate paid per share by Acorn International on stock transactions during 1996 was $.0008; for Acorn USA, it was $.0567.

 . Expenses and Performance, continued


Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

The funds sometimes show their performance compared to stock indexes (described in the SAI [Statement of Additional Information]), or give their ratings or rankings determined by an unrelated organization.

Information about the performance of the funds is contained in Acorn's Annual Report which may be obtained free of charge by calling the Acorn funds at 1-800-9-ACORN-9 (1-800-922-6769).




        No-Load
--------------------------------------------------------------------------------
                Advantage

Acorn Fund, Acorn International and Acorn USA are 100% no-load, which means that all of your money goes to work for you immediately. There are no sales charges, 12b-1 fees or back-end load fees, so all of your dollars are invested at net asset value. The Acorn funds invest in companies for the long-term (usually 2-5 years), so our turnover rate is low. This minimizes both trading costs and shareholders' taxes. All these factors add up to greater value for our shareholders.

 . Your Account


Doing Business with Acorn

Acorn provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m. Central time.

To reach Acorn, call:

 . For fund information, prices, or literature--1-800-9-ACORN-9 (1-800-922-6769)
  (from outside the U.S. 1-312-634-9240)

 . To add to your existing account, redeem shares, or exchange shares by telephone--call our transfer agent by 3:00 p.m. Central time at 1-800-962-1585 (outside the U.S. 1-617-774-5000 ext. 6457)

 . For help in setting up your account or for IRA assistance--call our transfer agent at 1-800-962-1585 (outside the U.S. 1-617-774-5000 ext. 6457)

 . For 24-hour account balances, 7 days a week -- 1-800-962-1585.

How to Buy Shares
You can open a new account by:

 . mailing in an application with your check or money order payable to Acorn
  Fund, Acorn International or Acorn USA for $1,000 or more (the Acorn funds do not accept third party checks), or

 . using the exchange plan to move $1,000 or more from an account with Acorn
  Fund, Acorn International, Acorn USA or one of the Reich & Tang Funds into a new identically-registered account within the Acorn family.

 . wire-call 1-800-962-1585 to set up your account and to arrange a wire transaction. Not available for IRA accounts.

After your account is open, you may add to it by:

 . wiring money from your bank;

 . moving money from your bank account by telephone if you participate in the telephone purchase plan;

 . using the telephone exchange plan to move your investment from one Acorn fund to another, or from one of the Reich & Tang Funds; or

 . mailing your check or money order payable to Acorn Fund, Acorn International or Acorn USA for $100 or more with the stub from one of your account statements, with a slip from the investment booklet provided by Acorn or with a letter of instruction. (The Acorn funds do not accept third party checks.)

You must make your telephone purchases or exchanges from the Acorn funds by 3:00 p.m. Central time. To exchange out of the Reich & Tang Funds, you must call by 11:00 a.m. Central time. See "Telephone Exchange Plan."

Your wire purchase money and your application must both be received by Acorn's transfer agent by Closing Time (usually 3:00 p.m. Central time) for you to receive that day's price. If the proceeds of your wire order are received, but your application has not been received by the transfer agent, you will receive the price for the day on which your application is received by the transfer agent. Your application must be received no later than 12:00 p.m. Central time the day after your wire is received, or your wire will be returned to you.

>Your Account, continued


See "Shareholder and Account Policies" for more exchange plan information.

If you are investing through an Acorn IRA or SIMPLE IRA for the first time you will need a special application. Call 1-800-962-1585. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

Minimum Investments
-------------------------------------
To open an account             $1,000
To open an IRA                 $1,000
To add to an account           $  100

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-962-1585 at least one week prior to your next scheduled investment date.

How to Sell Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" for more information about share price. To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an Acorn IRA, your request must be made in writing, except for exchanges between the Acorn funds or to the Reich & Tang Short Term Income Money Market Portfolio, which can be requested before 3:00 p.m. Central time by calling 1-800-962-1585. If you need an IRA Withdrawal Request form, call us at 1-800-9-ACORN-9 (1-800-922-6769).

The Telephone Redemption Plan lets you redeem $100 to $50,000 per day by phone. You must make your telephone redemptions by 3:00 p.m. Central time. You automatically have the telephone redemption plan unless you decline it on your application. If you have changed the address on your account by telephone within 60 days of the telephone redemption request, this service is not available. Instead, you must send a letter of instruction signature guaranteed by all account owners.

The Systematic Withdrawal Plan lets you set up automatic monthly or quarterly redemptions from your account in specified dollar amounts if you have a $25,000 minimum Acorn account balance. Call 1-800-9-ACORN-9 (1-800-922-6769) for a Doing Business with Acorn form.

Selling Shares in Writing

Write a "letter of instruction" with:

> your name,

> the fund's name,

> your fund account number,

> the dollar amount or number of shares to be redeemed,

> the stock certificates representing your shares to be redeemed, if you hold certificates for your shares, and

> any other applicable requirements listed in the table on pages 40-41.

Mail your letter to:

   State Street Bank and Trust Co.
   Attn: Acorn funds
   P.O. Box 8502
   Boston, MA 02266-8502

If you are using overnight mail:

   Boston Financial Data Services
   Attn: Acorn funds
   2 Heritage Drive, 6th Floor
   N. Quincy, MA 02171
   1-617-774-5000 ext. 6457

Do not sign your stock certificates. Send them by registered or certified mail so that you may receive a confirmation of delivery.

Certain requests must include a signature guarantee, designed to protect you and Acorn from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

> you wish to redeem more than $50,000 worth of shares;

> your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

> your address has changed within the last 60 days and you would like to redeem shares;

> the check is being mailed to an address different from the one on your account (address of record);

> the check is being made payable to someone other than the account owner;

> you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire plan.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Redemption Price

The price at which your shares will be redeemed is determined by the time of day our transfer agent receives your redemption request. The price per share is always the next net asset value (NAV) per share calculated after your redemption request, including any required signature guarantee or supporting documents, is received. The funds calculate the NAV as of Closing Time on each day the New York Stock Exchange (NYSE) is open for trading.

Closing Time is the close of NYSE regular session trading, which is usually 3:00 p.m. Central time but is sometimes earlier.

To get today's price--

> Use the telephone redemption plan to call your redemption request in before Closing Time (note that the Closing Time to exchange out of the Reich & Tang Funds is 11:00 a.m. Central time).

> Have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to our transfer agent before Closing Time.

 . Choices for your Account Registration


Individual or Joint Ownership
--------------------------------------------------------------------------------
        For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.


Gift or Transfer to a Minor (UGMA, UTMA)
--------------------------------------------------------------------------------
        To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application must include the minor's social security number.


Trust or Established Employee Benefit or Profit-Sharing Plan
--------------------------------------------------------------------------------
        For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.


Corporation or Other Entity
--------------------------------------------------------------------------------
        For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.


Retirement
--------------------------------------------------------------------------------
        To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax-deductible. IRAs require a special application (call 1-800-9-ACORN-9).

     . Acorn Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70-1/2 with earned income to save up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, so long as you and your spouse's combined earned income is at least $4,000.

     . Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

 . Simplified Employee Pension Plans (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees.

 . SIMPLE IRAs must be established by an employer (including a self-employed person), and enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute. SIMPLE IRAs require a special application (call 1-800-962-1585).

 . Other retirement plans--The fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans.



                                    Acorn
 -------------------------------------------------------------------------------
                                              facts

 . Acorn Fund commenced operations in 1970; Acorn International opened to investors in 1992, followed by Acorn USA in 1996.

 . Number of shareholder accounts: more than 140,000

 . Number of portfolio managers and analysts working for the funds: 16

 . Wanger Asset Management, the advisor to the Acorn funds, specializes in finding small, niche companies for shareholders.

 Shareholder and Account Policies


Statements and Reports
Statements and reports that Acorn sends to you include:

  Confirmation statements (after every transaction in your account or change in your account registration)

  Quarterly and year-end account statements

  Shareholder reports

If you would like us to send duplicate statements to someone, simply call us at 1-800-962-1585, and we can take your request over the telephone. Average cost statements for shares redeemed are available upon request for most accounts.

If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge for historical account information for prior years.

Share Price
The funds are open for business each day the New York Stock Exchange (NYSE) is open. The offering price (price to buy one share) and redemption price (price to sell one share) are the fund's net asset value ("NAV") calculated at the next Closing Time after receipt of your order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

A fund's NAV is the value of a single share. The NAV is computed by adding up the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

Your purchase or redemption of fund shares will be priced at the next NAV calculated after your investment (including the application, if for a new account, and the money) or redemption request is received and accepted by Acorn's transfer agent, or by certain other agents and dealers authorized to accept purchase and redemption requests on Acorn's behalf. An order received before Closing Time will get that day's price. No telephone orders will be accepted after Closing Time.

Purchases
  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Acorn funds do not accept third party checks.

  Acorn does not accept cash or credit cards.

> If payment for your check or telephone purchase order does not clear, your purchase will be canceled and you will be liable for any losses or fees the fund or its transfer agent incurs.

> Your Automatic Investment Plan and Telephone Purchase Plan may be immediately terminated in the event that any item is unpaid by your financial institution.

> When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day after you call. The Acorn shares are purchased at the NAV calculated the day after you call.

Each fund reserves the right to reject any specific purchase order, including certain purchases through the exchange plan. See "Exchange Plan Restrictions." Purchases may be refused if, in WAM's opinion, they are of a size that would disrupt management of the fund.

You may purchase or redeem shares of the funds through investment dealers, banks, or other financial institutions. Certain financial institutions that have entered into sales agreements with the Acorn funds may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Acorn. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. There are no charges or limitations imposed by Acorn other than those described in this prospectus if shares are purchased (or redeemed) directly from Acorn.

Shares of one or more of the Acorn funds may be purchased through certain financial service companies, without incurring any transaction fee. In addition, certain financial institutions that have entered into agreements with Acorn act as Acorn's agent for the limited purpose of receiving purchase, redemption and exchange requests from their clients on behalf of whom the institution holds shares of one or more of the Acorn funds. Some financial institutions that act as Acorn's agent for those purposes or that otherwise maintain nominee accounts with one of the Acorn funds for their clients for whom they hold fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying fund shares. WAM pays any such fees.

>Shareholder and Account Policies, continued


Redemptions
> Normally, redemption proceeds will be mailed within seven days after State
  Street Bank receives a request for redemption.

> Redemption checks are made payable to the record shareholder or shareholders;
  if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all record shareholders must be guaranteed. See "Selling Shares in Writing."

> A fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by the Telephone Purchase Plan, which can take up to fifteen days.

> If you elected to participate in the Telephone Redemption by Wire Plan, Acorn will send payment for your redemption to your bank account by wire transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

> Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

> Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-962-1585 for more information.

If the value of your account falls below $1,000, Acorn reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV calculated on the day your account is closed.

If checks representing (1) redemption proceeds, (2) withdrawals under a systematic withdrawal plan, or (3) dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks will be canceled and the proceeds will be reinvested in the fund issuing the check at NAV on the date of cancellation. In addition, after such six-month period, (1) your systematic withdrawal plan will automatically be canceled and future withdrawals will occur only when requested, or (2) your cash election will automatically be changed and future dividends and distributions will be reinvested in your fund.

Address Changes
You may change your address over a recorded line by calling 1-800-962-1585. Acorn will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those

60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

Telephone Transactions
You may initiate many transactions by telephone.

Transactions over a recorded line:

> Change your address;

> Request duplicate statements to be sent to someone you designate;

> Request an average cost statement for shares redeemed (available for most accounts);

> Request a current account statement;

> Purchase shares through the telephone purchase plan (plan must be pre-established);

> Redeem $50,000 or less and have it wired (bank wire-redemption plan must be pre-established; not available for IRA accounts);

> Change the frequency or amount, or discontinue the Automatic Investment
  Plan on your account(s);

> Add or discontinue the telephone exchange privilege to your account;

> Add or discontinue the telephone redemption by check privilege to your account;

> Add automatic exchange (from one Acorn fund to another each month) to your account;

> Change your distribution option (does not apply to IRA accounts);

> Redeem $50,000 or less, with a check mailed to the address of record (does not apply to IRA accounts, and your address of record must not have changed within the last 60 days);

> Exchange money from an individual account to an existing IRA account with an identical registration;

> Exchange money between identically-registered accounts in Acorn Fund, Acorn
  International, Acorn USA or certain Reich & Tang Funds, or exchange money from one fund to establish an identically-registered account in another fund; and

> Change the contribution year on an IRA account to the previous year up until April 15 of the following year.

Acorn will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

>Shareholder and Account Policies, continued


If you do not want to be able to initiate purchase or redemption transactions by telephone, decline these privileges on your account application or call Acorn for instructions at 1-800-962-1585.

If you are unable to reach Acorn by phone (for example, during periods of unusual market activity), consider placing your order by mail.

Telephone Exchange Plan
Acorn's telephone exchange plan permits you to exchange your investment between one Acorn fund and another, or between an Acorn Fund and one of the money market mutual funds participating in the plan (Reich & Tang Funds) upon telephone instructions. The Reich & Tang Funds are: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check-writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

The price at which shares are exchanged is determined by the time of day we receive your request. To get today's price:

> For an IRA account, call us at 1-800-962-1585 before Closing Time.

> If you are exchanging from one Acorn fund into another, or into one of the Reich & Tang Funds, call us at 1-800-962-1585 before Closing Time.

> If you are exchanging from one of the Reich & Tang Funds to one of the Acorn funds, call Reich & Tang at 1-800-221-3079 before 11:00 a.m. Central time.

Because of the time needed to transfer money between the Acorn funds and the Reich & Tang Funds, you may not exchange into and out of a Reich & Tang Fund on the same or successive days; there must be at least one day between exchanges.

Exchange Plan Restrictions
> Generally, you will be limited to 4 round-trip exchanges per year (a round-trip being the exchange out of one fund into another fund, and then back again).

> The fund you are exchanging into must be qualified for sale in your state.

> You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

> If you are opening a new account by exchange, your exchange must be at least
  $1,000.

> The exchange plan is not available for shares of a fund for which you have been issued certificates. (If you want to exchange shares between funds, call 1-800-962-1585 to get instructions for returning your certificates.)

> If your account is subject to backup withholding, you may not use the exchange plan.

> Because excessive trading can hurt fund performance and shareholders, the funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

> The funds also reserve the right to refuse exchange purchases by any person or group, if Acorn believes the purchase will be harmful to existing shareholders.

> Before exchanging into a fund, you should read its prospectus.

> Exchanges may have tax consequences for you.

The funds reserve the right to terminate or modify the exchange plan at any time, but will try to give you prior notice whenever they are able to reasonably do so.

 . Dividends, Capital Gains, and Taxes


Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are paid in July and December, and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your application how you would like to receive your distributions. If you later want to change your distribution option, call us at 1-800-962-1585. The funds offer three options:

 . Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

 . Income-Only Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend.

 . Cash Option. You will be sent a check for each dividend and capital gain distribution.

For IRA accounts, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 59-1/2 years old. After you are 59-1/2, you may request payment of distributions in cash.

When you reinvest, the reinvestment price is the fund's NAV at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date. The ex-dividend date is the day after the record date.

Taxes

As with any investment, you should consider how your investment in a fund will be taxed. If your account is a tax-deferred account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year. You may not receive a Form 1099 if total distributions for the year are less than $10.00.

Taxes on transactions. Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of any of the Acorn funds, Acorn will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Foreign Income Taxes

Investment income received by any of the Acorn funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International (but not by Acorn Fund because not enough of Acorn Fund's assets are invested in foreign securities for Acorn Fund to be able to pass through the foreign tax credit). Acorn International will send you this information as part of your annual Form 1099-DIV.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemptions.

Understanding
--------------------------------------------------------------------------------
                                                                   Distributions

As a fund shareholder, you are entitled to your share of a fund's net income and any net gains realized on its investments.

The funds' income from dividends and interest, and any net realized short-term capital gain, are paid to you as dividends. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gain distributions.

 .Meet the Managers

--------------------------------------------------------------------------------
Ralph Wanger
president, chief strategist--Acorn Fund, Acorn International and Acorn USA and lead portfolio manager--Acorn Fund. Mr. Wanger has been involved in managing each of the Acorn funds since each fund began. Mr. Wanger is president of Acorn Investment Trust and has been a member of the board of Acorn and its predecessor since 1970. Mr. Wanger is a principal of Wanger Asset Management, L.P. (WAM). He is a Chartered Financial Analyst (CFA) and received his B.S. and M.S. degrees in Industrial Management from the Massachusetts Institute of Technology.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Charles P. McQuaid
co-portfolio manager--Acorn Fund. Mr. McQuaid has contributed to Acorn
Fund's growth since 1978. He is senior vice president of Acorn Investment Trust and a member of its board of trustees. Mr. McQuaid is a principal and the Director of Research at WAM. A CFA, he earned a B.B.A. from the University of Massachusetts and M.B.A. from the University of Chicago. Mr. McQuaid focuses on the areas of communications and media.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Terence M. Hogan
co-portfolio manager--Acorn Fund. Mr. Hogan is a vice president of Acorn Investment Trust and has been a member of Acorn Fund's management team since 1986. He has been a principal of WAM since 1992. Mr. Hogan is also a CFA, who earned his degrees from Knox College (B.A.) and the Johnson Graduate School at Cornell University (M.B.A.). His investment specialization is consumer goods and services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Leah J. Zell
lead portfolio manager--Acorn International. Ms. Zell is a vice president of Acorn who has been working with Acorn Fund's international securities since 1984 and has been a part of Acorn International's management team since it began. Ms. Zell earned her undergraduate degree from Radcliffe College and holds a Ph.D. from Harvard University. She is also a Chartered Financial Analyst (CFA). Ms. Zell visits over 100 companies worldwide each year.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Robert A. Mohn
lead portfolio manager--Acorn USA. Mr. Mohn is a vice president of Acorn and a principal of WAM. In addition to being lead manager of Acorn USA, Mr. Mohn is also a member of WAM's management team for Acorn Fund, which he joined in 1992. He is a CFA and received his undergraduate degree from Stanford University and his M.B.A. from the University of Chicago.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Marcel P. Houtzager
investment analyst--Acorn Fund and Acorn International. Mr. Houtzager, a
vice president of Acorn, has been a member of WAM's investment management team for Acorn Fund and Acorn International since 1992. Mr. Houtzager, who is a principal of WAM, is a CFA and a Certified Public Accountant. He received his B.A. from Pomona College and his M.B.A. from the University of California at Berkeley.
--------------------------------------------------------------------------------

 .The Funds in Detail


Organization

Acorn Fund, Acorn International and Acorn USA are series of Acorn Investment Trust ("Acorn" or the "Trust"), an open-end, management investment company. The Acorn Fund, Inc. began operations in 1970, and was reorganized as the Acorn Fund series of the Trust on June 30, 1992. The Trust is a Massachusetts business trust organized on April 21, 1992. Acorn International began operations on September 23, 1992. Acorn USA began operations on September 4, 1996.

Each share of a fund is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that fund, and all shares of a fund have equal rights in the event of liquidation of that fund.

The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the funds. A majority of trustees are not otherwise affiliated with Acorn or WAM.

Acorn may hold special meetings of shareholders to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Acorn will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of a fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

Management

The Acorn funds are managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; WAM chooses the funds' investments and handles their business affairs, under the direction of the board of trustees.. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM manages more than $5.6 billion in assets.

WAM employs a team approach to management of the Acorn funds. The management teams are comprised of a lead portfolio manager, other WAM portfolio managers and research analysts. Team members share responsibility for providing ideas, information and knowledge in managing the funds, with each team member having one or more particular areas of expertise applicable to the management of the funds. Daily decisions on portfolio selection rest with the lead portfolio manager who utilizes the input and advice of the management team in making purchase and sale determinations.

Ralph Wanger is the president and chief strategist of the funds and has been involved in managing all of the Acorn funds since each fund began (June 1970 for Acorn Fund, September 1992 for Acorn International, and September 1996 for Acorn USA). Mr. Wanger has been president and a member of the board of Acorn (and its predecessor, The Acorn Fund, Inc.) since 1970. He is a principal of WAM and was a principal of the Fund's prior advisor until July 1992. Mr. Wanger is primarily responsible for development of the funds' investment strategies and is the lead portfolio manager of Acorn Fund.

Charles P. McQuaid and Terence M. Hogan are co-portfolio managers of Acorn Fund. Mr. McQuaid is a senior vice president and a trustee of the Trust. Mr. Hogan is a vice president of the Trust. Mr. McQuaid and Mr. Hogan have been principals of WAM since July 1992. Before that date, Mr. McQuaid was a principal and Mr. Hogan was an analyst with the Trust's prior investment advisor. Mr. McQuaid and Mr. Hogan have been working with Mr. Wanger for 19 and 11 years, respectively.

Leah J. Zell is the lead portfolio manager of Acorn International and is a vice president of the Trust. She has been a principal of WAM since July 1992 and was an analyst with the Trust's previous investment advisor. Ms. Zell has been working with Mr. Wanger for 13 years.

Robert A. Mohn is a vice president of the Trust and has been the lead portfolio manager of Acorn USA since it began operations in September 1996. Mr. Mohn has been a key member of WAM's domestic analytical team since August 1992, and a principal of WAM since July 1995.

Marcel P. Houtzager is a vice president of the Trust, and is a key member of the international investment team. Mr. Houtzager joined WAM as an investment analyst in April 1992, and became a principal in 1995. A specialist in foreign equities, he concentrates his efforts on European stocks, for both the Acorn Fund and Acorn International portfolios.

The other executive officers are Merrillyn J. Kosier, vice president and secretary, and Bruce H. Lauer, vice president and treasurer.

State Street Bank and Trust Company is each fund's transfer agent and custodian.

Distributor

Shares of the Acorn funds are offered for sale through WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commission or charges to the funds or their shareholders. WAM BD is wholly-owned by WAM, the funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM BD's address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. All distribution expenses relating to the funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD.

 .The Funds in Detail, continued


Expenses

Like all mutual funds, the Acorn funds pay expenses related to their daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends.

The Fund pays a management fee to WAM for managing its investments and business affairs. See "Expenses and Performance." Each fund also pays the fees of its custodian, transfer agent, auditors, and lawyers, and other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums, and the fees of trustees who are not otherwise affiliated with Acorn or WAM.

The Acorn Philosophy

Acorn Fund, Acorn International and Acorn USA seek long-term growth of capital. Although income is considered in the selection of securities for the Acorn funds, the funds are not designed for investors seeking primarily income rather than capital appreciation.

Acorn prefers small companies. Since large institutions seek highly marketable stocks, the stocks of large companies are studied in detail by security analysts, with the result that all investors know much the same thing about large companies. WAM prefers to work with stocks where values are more attractive because the facts about the companies are not universally known. Thus, the Acorn funds generally concentrate purchases on that segment of the market where the competition is less intense--in companies with a total common stock market capitalization of less than $1 billion. WAM wants to be able to understand any company in which Acorn invests, and smaller companies are easier to comprehend than large firms or conglomerates. When a company develops into a multi-industry giant, it is difficult for even the top management of the company to understand its own business and even harder for an outsider to follow such widespread activities. Since WAM places a premium on understanding Acorn's investments, WAM talks to top management directly whenever possible. This is easier to do with smaller firms.

Looking for high quality companies. The funds look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, financial strength, and fundamental value. Not all of the companies in which the funds invest necessarily have all of these characteristics.

The sources of growth are a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, and good profit margins. Financial strength means low debt, adequate working capital, and conservative accounting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. In economies with less well-developed capital markets than those of the U.S., a strong balance sheet is an essential component of competitive advantage. Fundamental value means low relative price. The existence of a good company does not necessarily make its stock a good buy. The price of the stock determines value as measured relative to dividends, earnings, cash flow, growth rate, book value, and economic replacement value of assets. The emphasis on fundamentals in relation to price sets the Acorn funds apart from pure "growth" or "value" funds.

WAM also believes that finding and understanding high quality companies is important because investing in smaller companies involves relatively higher investment costs. One way to reduce these costs is to invest with a long-term time horizon (at least 2-5 years) and to avoid frequent turnover of the stocks held by the funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

Investment themes. To find long-term investments and reduce portfolio turnover, the funds seek out areas of the economy that they believe will benefit from favorable long-term economic and political trends. These areas of emphasis may change from time to time, and are usually related to identified investment themes or market niches. A small company can frequently carve out a specialized niche for itself. The niche can be geographic, like that of a regional bank or a community newspaper. It can be technological, based on patents and know-how. Sometimes the niche is a marketing technique. In international investing, the niche can be participation in a fast-growth economy. A well-run business in a growing country has an easier path to a high growth rate.

The funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. The funds may purchase foreign securities in the form of American Depository Receipts
(ADRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The funds may also invest in any other type of security, including debt securities.

Under normal market conditions, Acorn International invests at least 75% of its total assets, taken at market value, in foreign securities. Acorn USA may invest up to 10% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to no more than one-third of its total assets. The foreign securities in which the funds invest may be traded in mature markets (for example, Japan, Canada, and the United Kingdom) and in developing

 .The Funds in Detail, continued


markets (Mexico and Indonesia, for example), examples of which are included in the SAI under "Investment Techniques and Risks--Foreign Securities." There are no limits on the funds' geographic asset distribution; at December 31, 1996, Acorn International had investments in 41 countries and Acorn Fund had investments in 34 countries. Acorn USA had no investment in foreign securities at that date. The funds may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy. The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of a fund's portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

The investment objective of each Acorn fund is not fundamental and may be changed by the board of trustees without shareholder approval. If there were such a change, you should consider whether your fund would remain an appropriate investment in light of your then current financial position and needs. The funds are not intended, alone or together, to present a balanced investment program.

Securities, Investment Practices, and Risks

The following pages contain more detailed information about types of investments the funds may make, and strategies WAM may employ in pursuit of each fund's investment objective, including information about the associated risks and restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of each fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of an investment is not required because of a subsequent change in circumstances.

WAM may not buy all of these instruments or use all of these techniques to the fullest extent permitted, unless it believes that doing so will help a fund achieve its goal.

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives a fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term.

The Acorn funds invest mostly in the securities of smaller companies, that is, companies with a total market capitalization of less than $1 billion. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Restrictions: A fund may not acquire securities of any one issuer, which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.*

Foreign Securities

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments, including: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions that would prevent cash from being brought to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity, frequently greater price volatility, and higher transaction costs in foreign markets than in the United States; possible imposition of foreign taxes; possible investments in securities of developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign

--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

 .The Funds in Detail, continued


bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

The funds may invest in ADRs that are not sponsored by the issuer of the underlying security. To the extent a fund does so, it would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR.

The funds may invest in securities purchased on a when-issued and delayed delivery basis. Although the payment terms of such a security are established at the time a fund enters into the commitment, the security may be delivered and paid for a month or more after the date of purchase, when its value may have changed. A fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

Restrictions: Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to not more than 33% of its total assets. Acorn USA may invest up to 10% of its total assets in foreign securities, including ADRs.

Managing Investment Exposure

The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

These techniques are used by WAM to adjust the risk and return characteristics of the funds' portfolios. If WAM judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the funds for hedging, risk management or portfolio management purposes and are not used for speculation.

Currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward foreign currency contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate those positions as to the currency hedged. Although forward contracts may be used to protect a fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on that fund's total return.

Options and futures. Each fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of that fund's portfolio, to provide an efficient means of regulating the fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. Each fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be

 .The Funds in Detail, continued


highly volatile. A fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of that fund's total return.

Restrictions: A fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of that fund's total assets would be committed to initial margin deposits or premiums on such contracts. The aggregate market value of each fund's currencies or portfolio securities covering call or put options will not exceed 10% of that fund's net assets.

Debt Securities. Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium-grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

Lower-rated debt securities (commonly called "junk bonds") are often considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

Money market instruments are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable interest rates.

Restrictions: There are no restrictions on the ratings of debt securities in which a fund may invest. Acorn Fund does not intend to invest more than 5% of its net assets in securities rated at or lower than the lowest investment grade. Acorn International will not invest more than 20% of its total assets in debt securities that are below investment grade quality. Acorn USA does not intend to invest more than 20% of its total assets in debt securities, nor more than 5% of its total assets in debt securities rated at or lower than the lowest investment grade.

Acorn Fund and Acorn USA may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive position is advisable. If investments in foreign securities appear to be relatively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of total assets) or for temporary defensive purposes, each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

Illiquid and Restricted Securities

Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in delays or a loss, or may be costly to the fund.


Restrictions: Acorn Fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid or restricted securities. Acorn International and Acorn USA are similarly restricted with respect to 15% of their assets.*

Diversification

Diversifying the funds' investment portfolios can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.


Restrictions: Acorn Fund may not invest more than 5% of its total assets in the securities of any one issuer. Acorn International and Acorn USA are similarly limited with respect to 75% of their total assets, leaving a "basket" of 25% of total assets in which investments may exceed the 5% limit. No fund may invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.*

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. The funds may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. As a shareholder in an investment company, a fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own management fees and other expenses. The funds do not intend to invest in such circumstances unless, in the judgment of WAM, the


--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

 .The Funds in Detail, continued


potential benefits of such investment justify the payment of any applicable premium or sales charge, and the additional layer of expense.

Restrictions: A fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.


Lending and Repurchase Agreements

The funds generally may not make loans, but have the power to invest in repurchase agreements and reverse repurchase agreements (generally as a cash management technique). A repurchase agreement involves a sale of securities to a fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy of the seller, a fund could experience both losses and delays in liquidating its collateral.

Restrictions: A fund may not generally make loans, but may (a) invest in debt securities within the limits described in the prospectus and SAI, (b) invest in repurchase agreements or (c) lend up to 33% of its portfolio securities.*



                                     Fund
--------------------------------------------------------------------------------
                                          Facts

Remember, you can use your touch-tone telephone to obtain your fund account balance(s) 24 hours a day. Simply call 1-800-962-1585 and follow the automated instructions.


--------------------------------------------------------------------------------

*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.

Highlights
        .Doing Business with Acorn


From time to time you may find it necessary to make changes to your account privileges or registration. The following easy-to-use shareholder forms are available upon request by calling 1-800-9-ACORN-9 (1-800-922-6769):

--------------------------------------------------------------------------------
To accomplish this:                     Please request this form:

For changes to account services         . Doing Business with Acorn

For re-registering your current         . Changing Your Account Registration
account

For re-registering your Acorn           . Broker-Dealer Transfer Form
shares held by a broker to an
account with Acorn

For changes to your IRA                 . Change of Beneficiary
beneficiary designations

For transferring money from             . IRA Transfer Form
an IRA account with another
institution to Acorn

For redeeming shares from your          . IRA Withdrawal Form
IRA account

Highlights
        .How to Buy Shares


Mail                                                                     [LOGO]
--------------------------------------------------------------------------------
        To open an account:

      . Complete and sign the application. Make your check payable to "Acorn
        Fund," "Acorn International," or "Acorn USA."

        Mail to the address on the application, or for overnight delivery:
        Boston Financial Data Services
        Attn: Acorn Funds
        2 Heritage Drive, 6th Floor
        N. Quincy, MA 02171
        1-617-774-5000 ext. 6457

      . Acorn does not accept third party checks.

--------------------------------------------------------------------------------
        To add to an account:

      . Make your check payable to "Acorn Fund," "Acorn International," or
        "Acorn USA." Put your fund account number on your check.

        Use the return envelope that comes with your statements, or mail to the address on your statement.

      . Acorn does not accept third party checks.

Telephone: 1-800-962-1585                                                [LOGO]
--------------------------------------------------------------------------------
        To open an account:

      . You may not open a new account by telephone.

      . Exchange between the Acorn funds, or from a Reich & Tang Fund account with the same registration, including name, address, and taxpayer ID number.

--------------------------------------------------------------------------------
        To add to an account:

      . Exchange between accounts with the same registration, including name, address, and taxpayer ID number.

      . Use the telephone purchase plan to transfer $100 to $50,000 from your bank account. Call first to verify that this service is in place on your account. (This service is not available for IRAs.)

You must make your telephone purchases or exchanges from the Acorn funds by 3:00 p.m. Central time.

Wire                                                                     [logo]
--------------------------------------------------------------------------------
        To open an account:

      . Call 1-800-962-1585 to set up your account and to arrange a wire transaction. This is not available for IRA accounts.

--------------------------------------------------------------------------------
        To add to an account:

      . Wire to:
        State Street Bank & Trust Co.
        Attn: Mutual Funds
        Boston, MA 02110
        Routing #0110-0002-8
        Deposit DDA 9902-990-2
        Specify the name of the fund, the account name and the account number.


Automatic Investment Plan                                                [logo]
--------------------------------------------------------------------------------
        To open an account:

      . You may not open a new account through the Automatic Investment Plan.

--------------------------------------------------------------------------------
        To add to an account:

      . Sign up on the purchase application for monthly or quarterly transfers of $100 to $50,000 from your bank account, or call 1-800-9-ACORN-9 (1-800-922-6769) for a Doing Business with Acorn form. If you already have this service, you can easily change the frequency or amount of your automatic investments over the telephone by calling 1-800-962-1585.


--------------------------------------------------------------------------------
TDD service for the deaf and hearing-impaired: 1-800-306-4567

Highlights
        .How to Sell Shares


Telephone 1-800-962-1585                                                  [LOGO]
--------------------------------------------------------------------------------
        All accounts types, except IRAs:

      . To verify that the telephone redemption plan is in place, call 1-800-
        962-1585. You automatically have this feature on your new account unless you tell us that you do not want it.

      . Maximum: $50,000; minimum: $100

        All account types:

      . To exchange between identically-registered accounts

You must make your telephone redemptions by Closing Time (usually 3:00 p.m. Central time).

Mail                                                                      [LOGO]
--------------------------------------------------------------------------------
        Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA

      . The letter of instruction must be signed by all persons required to sign for transactions (usually, all owners of the account), exactly as their names appear on the account.

--------------------------------------------------------------------------------
        IRAs

      . The account owner should complete an IRA Withdrawal Request form. Call
        1-800-9-ACORN-9  (1-800-922-6769) to request one.

--------------------------------------------------------------------------------
        Trust

      . The trustee(s) must sign the letter indicating capacity as trustee(s).
        If the account registration does not include the name of the trustee(s), provide a copy of the trust document certified within the last 60 days.

--------------------------------------------------------------------------------
        Business or Organization

      . The person(s) authorized by the corporate resolution to act on the account must sign, in that person's official capacity, and the redemption request must be on corporate letterhead.

      . Include a corporate resolution certified within 60 days if the amount to be redeemed exceeds $50,000.

--------------------------------------------------------------------------------
        Executor, Administrator, Conservator, Guardian

      . Call 1-800-962-1585 for instructions.

Wire                                                                      [LOGO]
--------------------------------------------------------------------------------
        All account types, except IRAs

      . You must sign up for payment of redemptions by wire before using this feature. Call to verify that this service is in place-- 1-800-962-1585.

      . Minimum wire: $1,000; maximum: $50,000.

You must make your telephone redemptions by Closing time (usually 3:00 p.m. Central time).

Automatic Exchange                                                        [LOGO]
--------------------------------------------------------------------------------
        All account types

      . Call 1-800-962-1585 to set up monthly or quarterly automatic exchanges of $100 to $50,000 between identically-registered accounts.


--------------------------------------------------------------------------------
TDD service for the deaf and hearing-impaired: 1-800-306-4567

Note: Some redemptions require signature guarantees. Please see page 13.

Highlights
        .How to Contact Us


Mail                                                                     [LOGO]
--------------------------------------------------------------------------------

State Street Bank & Trust Co.   . for regular mail delivery, including
Attn: Acorn funds                 purchases, written exchanges,
P. O. Box 8502                    redemptions, and IRA contributions
Boston, MA 02266-8502

Boston Financial Data Services  . for overnight deliveries of purchases,
Attn: Acorn funds                 written exchanges, redemptions, or
2 Heritage Drive, 6th Floor       IRA contributions
N. Quincy, MA 02171

Wanger Asset Management, L.P.   . the funds' advisor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

WAM Brokerage Services, L.L.C.  . the funds' distributor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

Phone                                                                    [LOGO]
--------------------------------------------------------------------------------

1-800-9-ACORN-9                 . for fund information, literature,
(1-800-922-6769)                  prices, and performance information
                                  (from outside the U.S. 1-312-634-9240)

1-800-962-1585                  . for account balances, telephone
                                  purchases, exchanges and
                                  redemptions, and for IRA informa-
                                  tion (from outside the U.S.
                                  1-617-774-5000 ext. 6457)

1-800-221-3079                  . to exchange out of a money fund

1-800-306-4567                  . TDD service for the deaf and
                                  hearing impaired

Customer service is available on business days from 8:00 a.m. to 4:30 p.m. Central time.

Telephone requests for purchases, redemptions or exchanges from the Acorn funds must be made by Closing Time (usually 3:00 p.m. Central time).

Internet                                                                 [LOGO]
--------------------------------------------------------------------------------

Web site: www.wanger.com
E-mail: acorn@wanger.com

Wire                                                                     [LOGO]
--------------------------------------------------------------------------------

State Street Bank & Trust Co.   . to wire money from your bank to
Attn: Mutual Funds                add to an existing account
Boston, MA 02110
Routing #0110-0002-8
Deposit DDA 9902-990-2

Specify the name of the fund and
the name and the number of
your account.

[LOGO OF ACORN FAMILY OF FUNDS]

P.O. Box 8502
Boston, MA 02266-8502

Application

It takes only a few moments to fill out this simple step-by-step application. If you have questions, call us at 1-800-9-ACORN-9, (1-800-922-6769), weekdays, 8:00am--4:30pm, Central time. Please be sure to print your information on this application, then simply sign and return it to us in the postage-paid envelope we've provided or to the address above. (Please do not use this form if you are opening an IRA. Please call us at the telephone number above for an IRA application.)

Your Account Registration

[_][_][_] [_][_] [_][_][_][_]
Social Security Number Use minor's social security number for gifts/transfers to minors or

[_][_] [_][_][_][_][_][_][_]
Taxpayer ID Number

--------------------------------------------------------------------------------
[_] Individual or Joint* Account


--------------------------------------------------------------------------------
Owner's name: first, middle initial, last


--------------------------------------------------------------------------------
Joint owner's name: first, middle initial, last


*Joint tenants with right of survivorship, unless you indicate otherwise.


--------------------------------------------------------------------------------
[_] Gift/Transfer to a Minor (UGMA/UTMA)

                                                              as custodian for
--------------------------------------------------------------
Custodian's name (one name only): first, middle initial, last under the
--------------------------------------------------------------
Minor's name: first, middle initial, last

                                          Uniform Gifts/Transfers to Minors Act.
------------------------------------------
State

--------------------------------------------------------------------------------
Minor's date of birth


--------------------------------------------------------------------------------
[_] Trust or Established Employee Benefit or Profit-Sharing Plan


--------------------------------------------------------------------------------
Trustee(s') name(s)

                                                       as trustee(s) of
-------------------------------------------------------
Trustee(s') name(s)


--------------------------------------------------------------------------------
Name of Trust or Plan


--------------------------------------------------------------------------------
Date of Trust or Plan


PLEASE INCLUDE A COPY OF FIRST PAGE AND LAST PAGES OF THE TRUST OR PLAN
AGREEMENT.

--------------------------------------------------------------------------------
[_] Corporation or Other Entity


--------------------------------------------------------------------------------
Name of corporation or other entity


--------------------------------------------------------------------------------
Type of entity (for example, corporation, partnership, non-profit)

PLEASE ATTACH A CERTIFIED COPY OF YOUR CORPORATE RESOLUTION SHOWING THE PERSON(S) AUTHORIZED TO ACT ON THIS ACCOUNT.


Institutional Accounts Only
--------------------------------------------------------------------------------

Please complete the following:

[_] Defined Benefit                                         [_] Foundation

[_] Defined Contribution                                    [_] Endowment

    [_] 401(k)
    [_] 403(b)
    [_] 457 (b)

Investment Consulting firm name:
                                ------------------------------------------------


Address
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Street or P.O. Box



--------------------------------------------------------------------------------
City                                State                           Zip Code



--------------------------------------------------------------------------------
Daytime phone, including area code



[_] U.S. Citizen                                [_] Non-citizen residing in U.S.


To invest, you must be a U.S. citizen (or a non-citizen residing in the U.S.) with a social security or tax identification number.


Choose Your Investments
--------------------------------------------------------------------------------

There is an initial investment minimum of $1,000 per Fund.


[_] Acorn USA                       $
                                    --------------------------------------------
[_] Acorn International             $
                                    --------------------------------------------
[_] Acorn Fund                      $
                                    --------------------------------------------
    Total Investment                $
                                    --------------------------------------------

Make check(s) payable to Acorn USA, Acorn International, and/or Acorn Fund. The Acorn funds do not accept third party checks.

Dividend/Capital Gains Payment Options
--------------------------------------------------------------------------------

Please choose how you want to receive your income dividends and capital gains. If no option is checked, all dividends and capital gains will be reinvested automatically. (Check one box.)

[_] Reinvest dividends and capital gains to help keep my account growing.

[_] Pay dividends and capital gains in cash.

[_] Pay dividends in cash; reinvest capital gains.


Duplicate Statements
--------------------------------------------------------------------------------
[_] Please also send statments on my account to:


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Street or P.O. Box


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
City                              State                                 Zip Code



How Did You Hear About Us?
--------------------------------------------------------------------------------

[_] press mention (specify)                    [_] advertising (specify)

    -----------------------                        --------------------

[_] I am a current  Acorn                      [_] Ralph Wanger's book:
    shareholder                                    A Zebra in Lion Country

[_] referred by friend/advisor                 [_] Other


                                                             (More on the back.)

Automatic Investment Plan
--------------------------------------------------------------------------------
To keep building your investments, you can easily add to your fund accounts by joining the automatic investment plan:

[_]  Automatic Investment Plan: to add to your Acorn account automatically

[_]  Acorn USA                 $
                               ------------------------------
[_]  monthly               [_] quarterly (check only one box)

[_]  Acorn International       $
                               ------------------------------
[_]  monthly               [_] quarterly (check only one box)

[_]  Acorn Fund                $
                           [_] ------------------------------
[_]  monthly                   quarterly (check only one box)

The minimum automatic investment is $100; the maximum is $50,000. Your automatic investment will be drawn from your bank account on or about the 15th of the month; quarterly investments are made in January, April, July and October. Attach a voided check from the bank account you will be using.

Bank Transfer Options
--------------------------------------------------------------------------------
To make transactions fast and easy, choose the Telephone Purchase Plan, Telephone Redemption by Wire Plan, or both. It takes about 10 days to set up these plans. Telephone requests for purchases or redemptions must be made by Closing Time (usually 3:00 p.m. Central time).

[_] Telephone Purchase Plan: to add to your Acorn Fund account, Acorn International account or Acorn USA account by transferring money from your bank checking account ($100 minimum, $50,000 maximum per transfer.)

[_] Telephone Redemptions by Wire: to redeem shares and transfer the money to your bank checking account ($1,000 minimum, $50,000 maximum per transaction.)

Attach a voided check from the bank account you will be using.

Telephone Plans
--------------------------------------------------------------------------------
You automatically have the ability to exchange and redeem shares by telephone unless you check the boxes below. Proceeds of telephone redemption requests are paid by check, mailed to the address of record and may not be more than $50,000. Exchanges must be between identically-registered accounts and requested by Closing Time (usually 3:00 p.m. Central time). See the prospectus for details.

I do not want
     ---

[_]  telephone exchanges                              [_]  telephone redemptions



Agreement
--------------------------------------------------------------------------------
By signing this form, I certify that:

I am of legal age, have received and read the prospectus, and agree to its terms. I understand that each of the account services, including the telephone exchange plan, may be terminated or modified by Acorn in the future.

If I fail to give the correct social security or taxpayer identification number or to sign this form, Acorn Fund, Acorn International, or Acorn USA may reject, restrict, or redeem my investment.

I authorize Acorn Fund, Acorn International, Acorn USA, and their affiliates and agents to act on any instructions reasonably believed to be genuine for any service authorized on this form (including telephone transactions). I agree that they will not be liable for any resulting loss or expense. I certify that I have read the explanation and agree to the terms and provisions for the services I have elected as set forth in the current prospectus of Acorn Fund, Acorn International, and Acorn USA, as amended from time to time.

(If you have elected the Automatic Investment Plan or any Bank Transfer Option) I authorize Acorn Fund, Acorn International, Acorn USA, and their affiliates and agents to initiate (1) credit entries (deposits) (if I have elected the Telephone Redemption Bank Transfer Option), (2) debit entries (withdrawals) (if I have elected to participate in the Automatic Investment Plan or Telephone Purchase Bank Transfer Option), and (3) debit or credit entries and adjustments for any entries made in error to my bank account, for which I have attached a voided check. This authorization will remain effective until I notify Acorn in writing or by telephone at 1-800-962-1585 of its termination and until Acorn has a reasonable time to act on that termination.

Under penalty, I certify that (i) the Social Security or Tax Identification Number given is correct and (ii) I am NOT currently subject to IRS backup withholding for failure to report dividend or interest income to the IRS. (Please cross out "NOT" if you are currently subject to withholding.) The IRS does not require your consent to any provision of this document, other than the certifications in this paragraph required to avoid backup withholding.

Signature(s)
--------------------------------------------------------------------------------


X
--------------------------------------------------------------------------------
Signature (Sign exactly as name appears in Account Registration)    Date


X
--------------------------------------------------------------------------------
Signature (Sign exactly as name appears in Account Registration)    Date

Joint accounts require both signatures.
Trust accounts require the signatures of all trustees.

Acorn                                                       FIRST CLASS
--------------------                                       U.S. POSTAGE
     Family of Funds                                           PAID
                                                            CHICAGO, IL
                                                          PERMIT NO. 1200
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502

                                                          ACORN INVESTMENT TRUST
                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
                                                                  April 30, 1997


                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769

ACORN FUND
ACORN INTERNATIONAL
ACORN USA

No-Load Funds

                               TABLE OF CONTENTS
                               -----------------
                                                            Page
                                                            ----


     Information About the Funds............................. 2
     Investment Objectives and Policies...................... 2
     Investment Techniques and Risks......................... 2
     Investment Restrictions.................................16
     Performance Information.................................23
     Investment Adviser......................................24
     Distributor.............................................25
     The Trust...............................................26
     Trustees and Officers...................................26
     Purchasing and Redeeming Shares.........................29
     Additional Tax Information..............................31
     Taxation of Foreign Shareholders........................32
     Portfolio Transactions..................................32
     Custodian...............................................33
     Independent Auditors....................................34
     Appendix - Description of Bond Ratings..................35

     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Acorn Fund, Acorn International and Acorn USA dated April 30, 1997 and any supplement thereto, which may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          Information About the Funds

     Acorn Fund, Acorn International and Acorn USA are series of Acorn Investment Trust ("Acorn" or the "Trust"). All three funds are currently open to new investors; however, Acorn reserves the right to close one or more of the funds to new investors if additional cash flow is deemed detrimental to management of the funds.

     The 1996 Annual Report of the Acorn funds, a copy of which accompanies this SAI, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent auditors, all of which (but no other part of the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown on the cover page of this SAI.

     The discussion below supplements the description in the prospectus of the funds' investment objectives, policies, and restrictions.


                      Investment Objectives and Policies

     Acorn Fund, Acorn International and Acorn USA invest with the objective of long-term growth of capital. Although income is considered in the selection of securities, the funds are not designed for investors seeking primarily income rather than capital appreciation.

     The funds use the techniques and invest in the types of securities described below and in the prospectus.


                        Investment Techniques and Risks

Foreign Securities

     The funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities; Acorn Fund's and Acorn USA's investments in foreign securities are limited to not more than 33% and 10% of each fund's total assets, respectively. The funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored ADR, a fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. None of the funds expects to invest 5% or more of its total assets in unsponsored ADRs.

     The funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     The countries in which the funds invest include those listed below. A fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are consistent with that fund's investment objective and policies.

 Mature Markets   Developing Markets         Emerging Markets
 --------------   ------------------         ----------------

   Australia           Argentina         Bangladesh      Morocco
   Austria             Chile             Botswana        Pakistan
   Belgium             Greece            Brazil          Peru
   Canada              Hong Kong         China           Philippines
   Denmark             Indonesia         Colombia        Poland
   Finland             Israel            Cyprus          Sri Lanka
   France              Korea             Czech Republic  Swaziland
   Germany             Malaysia          Ecuador         Turkey
   Ireland             Mexico            Egypt           Uruguay
   Italy               Portugal          Ghana           Venezuela
   Japan               Singapore         Hungary         Zambia
   Luxembourg          Taiwan            India           Zimbabwe
   Netherlands         Thailand          Jordan
   New Zealand                           Kenya
   Norway
   South Africa
   Spain
   Sweden
   Switzerland
   United Kingdom
   United States

     It may not be feasible for the funds currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

Currency Exchange Transactions

     The funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate such positions as to the currency hedged.

     If a fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that fund having a value at least as great as the fund's commitment under such forward contract will be segregated on the books of the fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a fund retains the portfolio security and engages in an offsetting transaction, that fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policies that, under normal conditions,
(a) Acorn Fund will not invest more than 33% of its total assets in foreign securities; (b) Acorn USA will not invest more than 10% of its total assets in foreign securities; and (c) Acorn International will invest at least 75% of its total assets in foreign securities.

Options and Futures

     The funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the funds' investment objective.

     Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a fund expires, that fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, that fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a fund desires.

     A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a fund is an asset of that fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Derivatives. The funds may buy and sell over-the-counter ("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the funds, that fund would not able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The funds may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.


/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     To the extent required by regulatory authorities having jurisdiction over the funds, the funds will limit their use of futures contracts and futures options to hedging transactions. For example, the funds might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. The funds' hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the funds' exposure to stock price, interest rate, and currency fluctuations, the funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a fund does not represent a borrowing or loan by the fund but is instead settlement between that fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the funds will mark-to-market their open futures positions.

     The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the funds realize a capital gain, or if it is more, the funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund engaging in the transaction realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. The fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. A fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the fund.

     A fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     No fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that fund's total assets would be invested in such securities.



/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Swap Agreements. A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a fund's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A fund may enter into any form of swap agreement if WAM determines it is consistent with that fund's investment objective and policies, but each fund will limit its use of swap agreements so that no more than 5% of its total assets will be placed at risk.

     A swap agreement tends to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, that fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. The fund expects to be able to eliminate its exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     A fund will segregate its assets to cover its current obligations under a swap agreement. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that fund's accumulated obligations under the swap agreement over the accumulated amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that fund's accumulated obligations under the agreement.


Illiquid Securities

     The funds may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 10% of the value of the net assets of Acorn Fund, or more than 15% of the value of the net assets of each of Acorn International and Acorn USA.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, Acorn Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives (or more than 15% of the value of the net assets of each of Acorn International and Acorn USA), that fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, a fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a fund's restriction of investing no more than 10% (for Acorn Fund) or 15% (for Acorn International and Acorn USA) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a fund does not invest more than 10% (for Acorn Fund) or 15% (for Acorn International and Acorn USA) of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


Debt Securities

     The funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the funds or the portion of a fund's assets that may be invested in debt securities in a particular ratings category, except that Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Acorn Fund nor Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Acorn USA does not intend to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.


Repurchase Agreements

     Repurchase agreements are transactions in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a fund will enter into repurchase agreements only with banks and dealers believed by WAM to present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

     At present, Acorn USA is the only fund that invests in repurchase agreements. Acorn Fund and Acorn International have no present intention of investing in repurchase agreements.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     The funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a fund, may increase net asset value fluctuation.

     The funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

     The funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of Acorn Fund and Acorn International, those of foreign issuers), and most or all of the fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, a fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     Although the funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The funds' portfolio turnover rates have been low (in 1996, 33% for Acorn Fund, 34% for Acorn International, and 20% (annualized) for Acorn USA). A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.


                            Investment Restrictions

Acorn Fund

     In pursuing its investment objective Acorn Fund will not:

     1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

     2.  Acquire securities of any one issuer which at the time of investment
     (a) represent more than 10% of the voting securities of issuer or (b) have a value greater than 10% of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     5. Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     6. Borrow money except (a) from banks for temporary or emergency purposes at fixed rates of interest in amounts not exceeding 10% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

     7. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures;

     8. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

     9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     12. Sell securities short or maintain a short position, except short sales against-the-box;

     13. Participate in a joint or on a joint or several basis in any trading account in securities;

     14. Invest in companies for the purpose of management or the exercise of control;

     15. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Restrictions 1 through 15 above (except the portions in brackets) are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of Acorn Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of Acorn Fund's outstanding shares. It is also a fundamental policy of Acorn Fund to make loans to the extent that investment in debt securities may be considered to constitute the making of loans (subject to the 10% limitation stated in restriction 8 above).

     In addition, Acorn Fund is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, Acorn Fund will not:

     a. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     b. Invest more than 5% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market, including not more than 2% of its net assets in warrants not listed on the New York or American stock exchanges; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     c. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

     d. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; nor

     e. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.



Acorn International

     In pursuing its investment objective Acorn International will not:

     1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

     6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1993 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Sell securities short or maintain a short position, except short sales against-the-box.

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Restrictions 1 through 11 above (except the portions in brackets) are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of Acorn International's shares present at a meeting if more than 50% of the shares outstanding are present of (ii) more than 50% of the shares outstanding are present or (ii) more than 50% of Acorn International's outstanding shares.

     In addition, Acorn International is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, Acorn International will not:

     a. Invest in companies for the purpose of management or the exercise of control;

     b. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     c. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     d. Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     e. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;

     f. Purchase or retain securities of a company if all of the trustees, directors and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     g. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     h. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closed transactions.

     Notwithstanding the foregoing investment restrictions, Acorn International may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in Acorn International's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, Acorn International may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Acorn International's portfolio securities with the result that the fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

Acorn USA

     In pursuing its investment objective Acorn USA will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that restriction does not apply to investments in U.S. government securities;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

    10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     Restrictions 1 through 10 above are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of Acorn USA's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of Acorn USA's outstanding shares.

     In addition, Acorn USA is subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, Acorn USA will not:

     a. Invest in companies for the purpose of management or the exercise of control;

     b. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     c. Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American Stock exchanges, nor more than 5% of its net assets (valued at the time of investment) in all warrants, in each case valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     d. Invest more than 5% of its total assets (valued at time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at the time of investment) in restricted securities and securities of unseasoned issuers;

     e. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940 and applicable state law;/3/

     f. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     g. Purchase or retain securities of a company if all of the trustees, directors and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     h. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     i. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     j. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     k. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including securities represented by American Depository Receipts.

Notwithstanding the foregoing investment restrictions, Acorn USA may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company.

                            Performance Information

     From time to time the funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in shares of a fund
            T = average annual total return
            n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period


     For example, as of December 31, 1996 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

     ACORN FUND
     ----------
                                                          Average Annual
                                         Total Return      Total Return
                                         ------------     --------------

     1 year............................     22.6%               22.6%
     5 years...........................    125.2%               17.6
     10 years..........................    345.5%               16.1
     Life of Fund (inception 6/10/70)..  5,995.7%               16.7

     ACORN INTERNATIONAL
     -------------------
                                                          Average Annual
                                         Total Return      Total Return
                                         ------------     --------------

     1 year............................     20.7%               20.7%
     3 years...........................     26.4%                8.1
     Life of Fund (inception 9/23/92)..    101.3%               17.8

     ACORN USA
     ---------
                                                          Average Annual
                                         Total Return     Total Return
                                         ------------     --------------
     Life of Fund (inception 9/4/96)...     16.5%              16.5%

     The funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the funds are not necessarily indicative of future results. Each fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, each fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. The funds may similarly note mention or recognition of WAM, or appearances of principals of WAM, in the media.

                               Investment Adviser

     The funds' investment adviser, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the funds and is responsible for
overall management of the funds' business affairs.   It furnishes office space,
equipment, and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the funds' prospectus and reports to prospective investors.

     For its services to Acorn Fund WAM receives a quarterly fee (paid in three monthly installments) at the annual rate of .75% of the net asset value of the fund up to $100 million, .50% of the net asset value in excess of $100 million and up to $1.5 billion, and .40% of the net asset value in excess of $1.5 billion, as determined as of the beginning of each calendar quarter. The investment advisory fees of the fund for 1996, 1995, and 1994, were $12,437,000, $10,429,000 and $9,750,000, respectively.

     For its services to Acorn International, WAM receives a fee paid monthly at the annual rate of 1.25% of the net asset value of the fund up to $100 million, 1% of the net asset value in excess of $100 million and up to $500 million, and
 .80% of the net asset value in excess of $500 million, as determined as of the beginning of each calendar quarter, reduced by any amount necessary to cause the fund's expenses to be within the limitation described below. The investment advisory fees of Acorn International for 1996, 1995 and 1994 were $13,255,000, $11,667,000 and $11,561,000, respectively.

     For its services to Acorn USA, WAM receives a fee (calculated daily and paid monthly) at the annual rate of 1.00% of the net asset value of the fund up to $200 million and .95% of the net asset value in excess of $200 million, as determined as of the beginning of each calendar quarter. From its inception on September 4, 1996 to December 31, 1996, Acorn USA paid investment advisory fees of $101,000.

     The funds pay the cost of custodial, stock transfer, dividend disbursing, audit, and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of trustees not affiliated with WAM.

     The investment advisory agreement provides that the total annual expenses of each fund, exclusive of taxes, interest, and extraordinary litigation expenses, but including fees paid to WAM, shall not exceed the limits prescribed by any state in which that fund's shares are being offered for sale. Acorn believes that currently the most restrictive limits are 2.5% of the first $30 million of the average net asset value, 2% of the next $70 million, and 1.5% of the average net asset value in excess of $100 million. Brokers' commissions and other charges relating to the purchase and sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. For the purpose of determining whether the fund is entitled to any reduction in advisory fee or expense reimbursement, the fund's expenses are calculated monthly and any reduction in fee or reimbursement is made monthly. Each fund's operating expenses have been well below those limitations.

     WAM advanced all of Acorn International's organizational expenses, which are being amortized and reimbursed to WAM through September, 1997. WAM also advanced all of Acorn USA's organizational expenses, which are being amortized and reimbursed to WAM through September 2001.

     WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM commenced operations in 1992. Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, who are officers of the Trust, are principals of WAM. WAM has approximately $5.6 billion under management.

                                  Distributor

     Shares of each fund are distributed by WAM Brokerage Services, L.L.C. ("WAM BD") under a Distribution Agreement as described in the prospectus dated April 30, 1997, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD.

     As agent, WAM BD offers shares of each fund to investors in states where the shares are qualified for sale, at net asset value without sales commissions or other sales loads to the investor. In addition, no sales commission or "12b-1" payment is paid by the funds. WAM BD offers the funds' shares only on a best efforts basis.

                                   The Trust

     The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the funds are not currently divided into classes. Acorn Fund, Acorn International and Acorn USA are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             Trustees and Officers

     The trustees and officers of the Trust and their ages and principal business activities during the past five years are:

Irving B. Harris, trustee and chairman
     Two North LaSalle Street, Chicago, Illinois 60602; age 86; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer)

Ralph Wanger, trustee and president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 62; trustee and president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

James H. Lorie, trustee and vice chairman
     1101 East 58th Street, Chicago, Illinois 60637; age 74; retired; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Ardco, Inc. (refrigeration equipment manufacturer); director, Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tabacco

Leo A. Guthart, trustee
     165 Eileen Way, Syosset, New York 11791; age 58; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Cylink Corporation (supplier of encryption equipment), and Alarm Net (cellular radio service); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); director, Cylink Corporation; chairman of the board of trustees, Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute

Jerome Kahn, Jr., trustee
     Two North LaSalle Street, Suite 400, Chicago, Illinois 60602; age 62; vice president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher)

David C. Kleinman, trustee
     1101 East 58th Street, Chicago, Illinois 60637; age 60; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor)

Charles P. McQuaid, trustee and senior vice president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 43; trustee and senior vice president, Wanger Advisors Trust; principal, Wanger Asset Management, L.P. since July 1992; prior thereto, principal, Harris Associates L.P.

Roger S. Meier, trustee
     1211 S. W. Fifth Avenue, Portland, Oregon 97204; age 70; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director, Red Lion Inns Limited Partnership (hotel chain); director, Key Bank of Oregon (banking); chairman of Investment Council and member of Committee of Legacy Systems (hospital); executive director and chairman of investment committee, Portland Art Museum

Adolph Meyer, Jr., trustee
     1511 West Webster Avenue, Chicago, Illinois 60614; age 72; president, Gulco Corp. (leather manufacturer)

Malcolm N. Smith, trustee (resigned during 1996)
     309 Maple Avenue, Highland Park, Illinois 60035; age 75; president, Newmac, Inc. (importers of Sheffield cutlery); prior thereto, president, Macromatic Division, Milwaukee Electronics Corporation (electronic timing devices manufacturer)

Terence M. Hogan, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 34; vice president,

Leah J. Zell, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 47; vice president, Wanger Advisors Trust; principal, analyst, and portfolio manager, Wanger Asset Management, L.P., since July 1992; prior thereto, analyst, Harris Associates L.P.

Marcel P. Houtzager, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 36; principal and investment analyst, Wanger Asset Management, L.P. since April 1992

Robert A. Mohn, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 35; principal, analyst and portfolio manager, Wanger Asset Management, L.P. since August 1992

Merrillyn J. Kosier, vice president and secretary
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 36; vice president and secretary, Wanger Advisors Trust; director of marketing and shareholder services, Wanger Asset Management, L.P., since September 1993; prior thereto, vice president of marketing, Kemper Financial Services, Inc.

Bruce H. Lauer, vice president and treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; age 39; vice president and treasurer, Wanger Advisors Trust; chief administrative officer, Wanger Asset Management, L.P. since April 1995; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Kenneth A. Kalina, assistant treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; age 37; assistant treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds

     *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     At March 31, 1997 the trustees and officers as a group had the power to vote or dispose of 3,595,385 shares (1.88% of the outstanding shares) of Acorn Fund; 1,233,214 shares (1.32% of the outstanding shares) of Acorn International; and 1,008,242 shares (13.32% of the outstanding shares) of Acorn USA. Of these shares, the trustees and officers disclaimed beneficial ownership in the following numbers of shares; 2,413,102 shares of Acorn Fund (1.26% of the outstanding shares); 999,997 shares of Acorn International (1.07% of the outstanding shares); and 433,001 shares of Acorn USA (5.72% of the outstanding shares). The Illinois Deferred Compensation Plan held 16,331,111 shares of Acorn Fund (8.55% of the outstanding shares). Charles Schwab & Co., Inc. held 13,317,126 shares of Acorn International (14.23% of the outstanding shares) as holder of record, but not beneficially. National Financial Service held 940,443 shares of Acorn USA (12.4% of the outstanding shares) as holder of record, but not beneficially. During 1996 the funds paid fees aggregating $216,000 to board members who were not affiliated with WAM.

     The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 1996 to each of the trustees of the trust. The trust has no retirement or pension plan. The officers and trustees affiliated with WAM serve without any compensation from the Trust.



                                       Aggregate      Aggregate         Aggregate           Total
                                      Compensation  Compensation       Compensation      Compensation
Name of Trustee                        from Acorn    from Acorn         from Acorn           from
                                          Fund      International          USA           Fund Complex
-----------------------------------------------------------------------------------------------------

Irving B. Harris                        $43,197        $35,595              $208         $81,000

Leo A. Guthart                            9,965          8,480                55          18,500

Jerome Kahn, Jr.                         10,965          9,480                55          20,500

David C. Kleinman                        11,280          9,660                60          21,000

James H. Lorie                            9,465          7,980                55          17,500

Charles P. McQuaid                            0              0                 0               0

Roger S. Meier                           10,215          8,730                55          19,000

Adolph Meyer, Jr.                         9,650          8,300                50          18,000

Malcolm N. Smith /4/                     10,965          9,480                55          20,500

Ralph Wanger                                  0              0                 0               0
-----------------------------------------------------------------------------------------------------

                        Purchasing and Redeeming Shares

     Purchases and redemptions are discussed in the funds' prospectus under the headings "How to Buy Shares," "How to Sell Shares," and "Transaction Services." All of that information is incorporated herein by reference.

     For purposes of computing the net asset value of a share of either fund, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sales price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the

/4/ At December 31, 1996, Mr. Smith had resigned his position as a trustee.

board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     The funds' net asset values are determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset values. Conversely, trading in the funds' portfolio securities may not occur on days when the funds are open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the funds' portfolio securities and the value of the funds' portfolios may be significantly affected on days when shares of the funds may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     In connection with the Switch Plan, WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds ("Money Funds"). For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                          Additional Tax Information

     Each fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a fund will be increased; if the result is a loss, the income dividend paid by a fund will be decreased.

     Dividends paid by Acorn International are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of that fund's income consists of dividends paid by United States corporations. A portion of the dividends paid by Acorn Fund and Acorn USA is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the funds are never eligible for this deduction.

     Income received by the funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Acorn International intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Acorn International, if the foreign taxes paid by the fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) Acorn International's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Acorn Fund and Acorn USA do not expect to be able to "pass through" foreign tax credits.

                        Taxation of Foreign Shareholders

     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by Acorn International (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                             Portfolio Transactions

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the funds, and is responsible for making and initiating the execution of investment decisions by the funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the funds to take into account the value of the information received for use in advising the funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the funds, in the same manner that the funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by Acorn Fund for 1996, 1995, and 1994 aggregated approximately $3,440,000, $2,565,000, and $1,870,000, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. During 1996 Acorn Fund paid brokerage commissions aggregating approximately $2,435,000 in connection with portfolio transactions involving purchases and sales aggregating approximately $822 million to brokers who furnished investment research services to the fund.

     Brokerage commissions incurred by Acorn International for 1996, 1995, and 1994 aggregated approximately $3,929,000, $3,113,000, and $3,775,000, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. In 1996 Acorn International paid brokerage commissions aggregating approximately $3,614,000 in connection with portfolio transactions involving purchases and sales aggregating approximately $910 million to brokers who furnished investment research services to the fund.

     Brokerage commissions incurred by Acorn USA in 1996 totalled $88,900, not including the gross underwriting spread on securities purchased in underwritten public offerings. In 1996 Acorn USA paid brokerage commissions aggregating approximately $47,400 in connection with portfolio transactions involving purchases and sales aggregating approximately $15 million to brokers who furnished investment research services to the fund.

     Although investment decisions for the funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or both of the funds and one or more other advisory clients. If one or both of the funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   Custodian

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502, is the custodian for the funds. It is responsible for holding all securities and cash of the funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the funds. The funds have authorized the custodian to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              Independent Auditors

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the funds' annual financial statements, reviews certain regulatory reports and the funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the funds.

                     Appendix - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings
     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           The Acorn Family of Funds



                                                Annual Report
                                                ------------------------------
                                                             December 31, 1996



Managed by Wanger Asset Management, L.P.


Acorn Family of Funds Annual Report 1996

    .Table of Contents

Squirrel Chatter
  .Excerpt from A Zebra
  in Lion Country                        1

Acorn USA
  .In a Nutshell                         2
  .Performance at a Glance               3
  .Statement of Investments             10

Acorn Fund

  .In a Nutshell                         2
  .Performance at a Glance               5
  .Major Portfolio Changes              12
  .Statement of Investments             14
  .Foreign Portfolio
  Diversification                       20

Acorn International
  .In a Nutshell                         6
  .Performance at a Glance               7
  .Major Portfolio Changes              21
  .Statement of Investments             23
  .Portfolio Diversification            30

Acorn Family of Funds

  .Tax News                              3
  .The Scarlet A Awards                  8
  .Reflections on the Year               9
  .Report of Independent
  Auditors                              31
  .Financial Highlights                 32
  .Statements of Assets                 34
  and Liabilities
  .Statements of Operations             35
  .Statements of Changes in             36
  Net Assets
  .Notes to Financial                   37
  Statements




          Press Recognition

          .On February 3, 1997, BusinessWeek ran a cover story entitled, "The Best Mutual Funds". A prominent financial planner recommended Acorn International for his model portfolio.

          In the same issue, Acorn Fund was one of three small-cap growth funds featured in a comparison of five-year risk-adjusted returns.

          .A few days later, on February 10, 1997, Forbes printed a remarkably similar story entitled, "How to Build a Mutual Fund Portfolio." Acorn Fund was one of the four recommended "good buys" among small-company funds.

 .Squirrel Chatter


People ought to invest at least a minimum in Acorn Fund if only to get hold of
Acorn's quarterly reports and read the president's tale.....
--Mutual Funds Magazine, July 1996

A Zebra in Lion Country, by Ralph Wanger, is due out in bookstores in April. Published by Simon & Schuster, this book is a witty survival guide to investing. It also features some of Ralph Wanger's letters to shareholders which investors have enjoyed reading over the years. An excerpt from his new book follows:

    Every bad idea starts from a good idea. We all know this from our own experience. We go to a party and have a glass of champagne. Good idea. We feel better, more relaxed. The party is now more interesting, the toasts more lively, the girls prettier, the dancing more fun. So we have a second glass of champagne. Another good idea. The jokes now have gone from humorous to hilarious, the people you're meeting are the most interesting and glamorous you've ever known, and the dancing is wild and you've never been better at it. But after the third glass, and the fourth... well, what started as a good idea turns into a very bad idea, with your head already beginning to pound from a headache you know will terminate in a humdinger of a hangover.

    It happens all the time in the stock market. Technology stocks have been the rage for a long time, albeit with some periods of "consolidation." The boom started with a very good idea. American technology leads the world. Personal computers and the software to run them, and other electronic and communications devices, have become inexpensive and relatively easy to use, and we all buy them. Companies like Microsoft, Motorola, Intel are well-run - indeed fabulous - companies. All this is correct, a great investment idea. The people who were in early have made a lot of money.

    But as the party lengthens, the stocks get taken over by people who don't particularly understand what's happening; they are just playing a trend. New companies are invented to meet their demands. The securities industry, you know, is not a service industry. It is a manufacturing industry. If you want a stock, Wall Street will make it for you. Any business, any kind you want. Recently, the Internet being the rage, the investment bankers have worked overtime creating a stream of IPOs to meet the demand. And people love them, to judge by their P/Es, some of which have soared into the triple-digit stratosphere.

    Remember back in the early '80's when the hard disk drive for computers was invented? It was an important, crucial invention, and investors were eager to be part of this technology. More than 70 disk drive companies were formed and their stocks were sold to the public. Each company had to get 20 percent of the market share to survive. For some reason, they didn't all do it.

    Anything can get overdone. In the financial world, things get taken to extremes all the time, like the tulip scandal of 1637. That started with a good idea. The tulip was a terrific invention. The flower had not previously been seen in Europe, and it was a great hit, and new varieties and colors increased its popularity. There was nothing wrong with the idea. But after a few years people started selling tulip bulbs for hundreds of thousands of dollars apiece, if they were of a rare variety, and a good idea went to speculative madness.

    The tulip was a good idea, disk drives were a good idea, the Internet is a good idea. They have to be good ideas or they would not become widely popular. Come up with a concept that's patently silly or harmful and people won't want it. So, only a good idea can become so popular that it becomes a bad idea.

Acorn USA
    .In a Nutshell

Acorn USA's first baby step was a grown-up leap. From launch date (September 4, 1996) through year-end, your Fund rocketed 16.5%, nearly double the return of the small-cap Russell 2000 index. Nobody (including us) can maintain that pace, but we're certainly off to a great start.

    Acorn USA's stellar performance was not the result of any single stock or sector concentration. Rather, our top stocks were a multi-industrial group, exhibiting the virtue of portfolio diversification.

    Our best performing energy stock was NGC Corp., a natural gas broker benefiting from buoyant gas prices and utility deregulation. Technology was represented by ACT Manufacturing, an electronics assembler with a bulging backlog of new customers. Health care winner was Steris, a sterilization equipment company recovering from acquisition indigestion. Best banker was Coast Savings, caught in the California S&L merger wave. Our growth utility (no oxymoron) CalEnergy benefited from a strong jolt caused by its recent acquisition of a UK electric company.

    We even cashed in on some Internet hysteria. Our top tech stock was American Business Information (ABII), a collector and vendor of financial data on small businesses. The stock crashed mid-year on overblown fears that free Internet data sources would send ABII's business the way of the buggy whip. Funny thing... the over-hyped Internet stocks got the whipping, while our Internet 'victim' soared 60%.

    Be 1997 bull or bear or somewhere in between, we're sticking to the same stock-by-stock fundamentals- based investment style that has so far proved very valuable getting Acorn USA off to a good start.

/s/ Robert A. Mohn

Robert A. Mohn
Portfolio Manager

Fund Assets as of 12/31/96: $53.1 million
    .Acorn USA Top 10 Holdings

CalEnergy                                       8.2%
Power Plants

NGC                                             6.1%
Gas Processing/Marketing

Coast Savings                                   4.8%
California Savings & Loan

GeoScience                                      4.7%
Offshore Seismic Equipment

Wackenhut                                       4.5%
Prison Management

Respironics                                     4.2%
Sleep Apnea Products

Lincare Holdings                                3.7%
Home Health Care Services

World Color Press                               3.6%
Printing

Data Transmission                               3.6%
Data Services for Farmers

Seagull Energy                                  3.6%
Oil/Gas Producer

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.



          Fund
-----------------------------------
              facts

  Our e-mail address has changed!
  The new address is acorn@wanger.com


  Find out what's new at Acorn. Visit our interactive web site at www.wanger.com

 .Performance at a Glance


Acorn USA Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]


Information                          18.3%
Health Care                          12.6%
Consumer Goods/Services               6.0%
Finance                               9.0%
Industrial Goods/Services            17.9%
Energy/Minerals                      27.1%
Cash                                  9.1%
                                    ------
                                    100.0%

Acorn Family of Funds
 .Tax News

Residents of Florida and Pennsylvania may be required to pay an intangibles tax or a personal property tax on a portion of the year-end value of any of the Acorn funds. The taxable NAVs for each Acorn fund are listed below:


                                           Taxable NAVs
                               ----------------------------------------
                                             Acorn
                               Acorn Fund    International    Acorn USA
FL Intangibles Tax               $14.99          $19.61         $11.65
PA Personal Property Tax         $11.94          $17.99         $ 7.27



Relative Performance
-----------------------------------------------------------------
                                   4th quarter   since inception
                                          1996          (9/4/96)

Acorn USA                                 8.7%             16.5%
Russell 2000                              5.2%              9.0%
S&P MidCap 400                            6.1%             10.7%
S&P 500                                   8.3%             13.8%
Dow-Jones                                10.2%             15.7%

The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P
500. The S&P 500 is a broad market-weighted average, still blue-chip dominated. The Dow Jones Industrial Average includes 30 large companies. The beginning value used to compute the Dow Jones "since inception" return in the chart above is as of 8/31/96. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $11.65


                                                                A
                                                                I
                                                                U

          IRA
---------------------------------------------------
              Reminder

    Remember, you have until April 15, 1997 to make your 1996 IRA contribution. For an IRA booklet, please call 1-800-9-ACORN-9

    (1-800-922-6769).

Acorn Fund
    .In a Nutshell

Acorn Fund went up 4.2% in the fourth quarter. That makes eight consecutive up quarters. 1996 was a good year for us. Our gain of 22.6% is a fine absolute result, and ahead of the small-cap market averages (S&P MidCap 400, Russell 2000, Lipper Small Company Growth Funds Index) in the relative performance table on page 5. Our foreign stocks matched our strong domestic results. Our results are analyzed in detail on page 9.

    Our best stocks in the fourth quarter included some long-term holdings and some new names. We first purchased Expeditors International way back in 1987 for $3.00. The airfreight forwarder flew high for us, soaring 30 percent and boosting the Fund $6 million.

    ACT Manufacturing gave us a wonderful 46.5%+ performance in the quarter. This contract assembler serves the burgeoning telecommunications industry, and it built a $4.8 million gain.

    We got a tingle from American Power Conversion, which gained 86% in the quarter. APC makes back-up power supplies for computers. Our summer purchase sparked a fast $4 million fourth quarter gain.

    U.S. blue chip companies have had an awesome run over the last two years. Small capitalization stocks are up, but not nearly as much. Over the long-run, small company stocks have done better than large-cap stocks in the past. We can't predict the future, but we think the reasons for that superior long-term performance are still true. We're patient, long-term investors, and we're still finding fine companies that have stocks selling at prices we think are fair.


/s/ Charles P. McQuaid                   /s/ Terence M. Hogan

Charles P. McQuaid                       Terence M. Hogan
Co-Portfolio Manager                     Co-Portfolio Manager


Fund Assets as of 12/31/96: $2,842.1 million
    .Acorn Fund Top 10 Holdings

ADVANTA                                           1.9%
Credit Cards

Harley Davidson                                   1.8%
Recreational Vehicles Manufacturer

Carnival                                          1.6%
Cruise Ship Line

Liberty Media                                     1.6%
CATVProgramming

AES Corporation                                   1.6%
Global Power Producer

Lincare Holdings                                  1.4%
Home Health Care Services

Thermo Electron                                   1.4%
Energy Systems/Processing Equipment

First USA                                         1.3%
Credit Cards

Seagull Energy                                    1.2%
Oil/Gas Producer

Borders                                           1.2%
Bookstores

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings, including those described under "In a Nutshell."


          Fund
----------------------------------------------------------------
              facts
Full Year Distributions
                        ----------------------------------------
                        Acorn Fund     Acorn Int'l     Acorn USA
 Ordinary Income             $0.11        $0.12               --
 Short-Term Capital Gain     $0.13            -               --
 Long-Term Capital Gain      $1.34        $0.28               --

 Total Per Share in 1996:    $1.58        $0.40               --

 .Performance at a Glance


The Value of a $10,000 Investment in Acorn Fund
    .June 10, 1970 through December 31, 1996

                             [GRAPH APPEARS HERE]

Average Annual Total Return
---------------------------------------------------

1 Year  5 Years  10 Years   Life of Fund
22.6%   17.6%    16.1%      16.7%


Acorn Fund Mountain Chart Plot Points
Date          Acorn Fund ($)      S & P ($)
----          --------------      ---------
1970          10,000              10,000
1971          17,828              14,490
1972          19,368              17,242
1973          14,765              14,709
1974          10,691              10,816
1975          13,945              14,842
1976          23,045              18,394
1977          27,168              17,077
1978          31,777              18,200
1979          47,790              21,586
1980          62,594              28,602
1981          58,005              27,195
1982          68,208              33,054
1983          85,389              40,510
1984          89,045              43,051
1985          117,142             56,710
1986          136,843             67,295
1987          142,923             70,828
1988          178,370             82,591
1989          222,681             108,761
1990          183,674             105,386
1991          270,641             137,492
1992          336,210             147,928
1993          444,889             162,882
1994          411,750             165,032
1995          497,407             227,047
9/30/96       584,766             257,697
12/31/96      609,569             279,177

              Acorn Fund          S&P 500
----          --------------      ---------
              $609,569            $279,177

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested (source: Salomon Brothers Inc Stock Facts and Shaw Data Services, Inc.). Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]

Information                   17.9%
Health Care                    9.1%
Consumer Goods/Services        9.1%
Finance                       15.8%
Industrial Goods/Services     10.6%
Energy/Minerals               10.4%
Real Estate                    2.8%
Foreign                       22.3%
Cash                           2.0%
                             ------
                             100.0%

Relative Performance
---------------------------------------------------
                         4th quarter   Last 12 mos.
                                1996
Acorn Fund                      4.2%          22.6%
Dow-Jones                      10.2%          28.9%
S&P 500                         8.3%          23.0%
S&P MidCap 400                  6.1%          19.2%
Russell 2000                    5.2%          16.5%
Lipper Small Company
  Growth Funds Index           -0.9%          14.5%

The Dow Jones Industrial Average includes 30 large companies. The S&P 500 is a broad market-weighted average, still blue-chip dominated. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The Lipper Small Company Growth Funds Index is composed of the 30 largest small company growth funds tracked by Lipper Analytical Services. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $15.04
------------------------------------------

Acorn International
    .In a Nutshell

Markets stayed on trend in the fourth quarter. The Goldilocks theory of a U.S. economy neither "too hot nor too cold" powered a strong rally here. Overseas, Europe continued to outperform and Asia to underperform. The Fund made the most money in Sweden, Finland and the U.K., and lost the most in Japan. Acorn International rose 4.1% over the three-month period, 1.3% ahead of our small-cap peers, as reported by Lipper Analytical Services.

    We finished 1996 with an excellent gain of 20.7%. We take special pride in returning 7.4% more than the average international small-cap fund and 8.9% more than the average international large-cap fund, as reported by Lipper.

    Our investment philosophy is to find good companies and hold them long-term. This works. WM Data is a shining example. It was the biggest dollar winner in the portfolio for the second year in a row, earning our shareholders $32.4 million in 1996 on top of a $24.7 million gain in 1995. It also helped us define an outsourcing theme which we used to guide us to other names. Of our top five winners in 1996, three were European computer service companies.

    The U.S. economy has been the strongest major economy in the world in recent years, and many foreign economies have been in recession. They will catch up. As the world economy improves, the earnings of companies in our portfolio (who have stayed profitable when times were tough) should flourish. Happy New Year!

/s/ Leah Joy Zell

Leah Joy Zell
Co-Portfolio Manager




Fund Assets as of 12/31/96: $1,772.5 million
    .Acorn International Top 10 Holdings

WM Data                                         Sweden          3.4%
Computer Services/Consulting

T T Tieto                                       Finland         2.4%
Computer Services/Consulting

Rhoen Klinikum                                  Germany         1.5%
Hospital Management

Fresenius                                       Germany         1.4%
Dialysis Equipment/Solutions

Getronics                                       Netherlands     1.4%
Computer Consulting

Korea Mobile Telecom                            Korea           1.2%
Mobile Communications

Serco Group                                     United Kingdom  1.2%
Facilities Management

Hennes & Mauritz                                Sweden          1.2%
Apparel Stores

Capita Group                                    United Kingdom  0.9%
Outsourcing Government Services

Oriflame International                          United Kingdom  0.9%
Natural Cosmetics Sold Door-to-Door

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings, including those described under "In a Nutshell."

          Fund
----------------------------------------
             facts

 Tax Forms 1099-DIV and 1099-B were mailed to shareholders in January with an informative Tax Guide. The Tax Guide contains important information about claiming a foreign tax credit/deduction (which is new for Acorn International shareholders this year), the income attributable to U.S. Government Obligations, and cost basis. If you did not receive your 1099(s), please call 1-800-962-1585 for a duplicate copy.

 .Performance at a Glance


The Value of a $10,000 Investment in Acorn International
    .September 23, 1992 through December 31, 1996

                             [GRAPH APPEARS HERE]

Average Annual Total Return
----------------------------------
    1 Year  3 Years   Life of Fund
    20.7%   8.1%      17.8%


Acorn Fund Mountain Chart Plot Points
Date          Acorn Int'l ($)     EAFE ($)
----          ---------------     --------
09/23/92      10,000              10,000
09/30/92      10,010              10,000
12/31/92      10,690              9,614
03/31/93      12,000              10,767
06/30/93      12,920              11,849
09/30/93      13,910              12,635
12/31/93      15,940              12,745
03/31/94      15,850              13,190
06/30/94      15,550              13,864
09/30/94      16,491              13,877
12/31/94      15,334              13,736
03/31/95      14,811              13,992
06/30/95      15,727              14,093
09/30/95      16,824              14,681
12/31/95      16,703              15,275
03/31/96      18,203              15,717
06/30/96      19,593              15,965
09/30/96      19,362              15,945
12/31/96      20,133              16,199

              Acorn Fund          EAFE
              International
----          --------------      ---------
              $20,133             $16,199

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date the Fund began operations), with all dividends and capital gains reinvested, with Morgan Stanley's Europe, Australia and Far East Index (EAFE). The beginning value of EAFE is as of 9/30/92. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International Portfolio Diversification
    .as a % of net assets, as of 12/31/96

[PIE CHART APPEARS HERE]

Information                   24.5%
Health Care                    7.4%
Consumer Goods/Services       24.2%
Finance                       17.8%
Industrial Goods/Services     10.1%
Energy/Minerals                5.7%
Real Estate                    1.3%
Transportation                 0.7%
Cash                           8.3%
                             ------
                             100.0%

Relative Performance
---------------------------------------------------------
                               4th quarter   Last 12 mos.
                                      1996
Acorn International                   4.1%          20.7%
EAFE                                  1.6%           6.1%
Lipper International Small
 Company Funds Average                2.8%          13.3%
Lipper International
 Funds Average                        3.9%          11.8%

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is calculated from the performance of a group of small company international funds, including Acorn International. For the 4th quarter period above, the group consisted of 28 funds. For the 12-month period above, the group consisted of 12 funds. The Lipper International Funds Average is an average of 386 international funds tracked by Lipper Analytical Services. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/96: $19.61
------------------------------------------

Acorn Family of Funds
    .The Scarlet A Awards

Wanger Asset Management has 14 skilled investment professionals constantly seeking great stocks. Our ideas come from numerous sources. We do a lot of work to confirm the validity of a stock idea, whether it is initially suggested internally or brought to us by one of our many friends in the brokerage industry. The prestigious Scarlet A award goes to the original source of the idea. The Acorn funds had lots of great stocks in 1996, so only spectacular performers won this year. Each Scarlet A stock soared over 90% and earned our shareholders over $9 million. No stock can grow like that forever (or even for very long), but it's great while it lasts.

    Acorn International Co-Portfolio Manager Leah Zell is our Stockholm stock stalker, checking in at the Swedish capital twice a year. The international boom in outsourcing continues to be one of our most successful themes, and WM Data stands out as one of our best stocks. This company, a facilities management and data processing organization, carried on its 1995 success and made Acorn International $32 million and Acorn Fund $18.6 million by climbing 91% in 1996. Mikael Randel of Carnegie Securities in Copenhagen wins a Scarlet A for the second year in a row. He introduced Leah to the company back in 1993.

    Our analysts watch for spinouts, which often outperform the market. Acorn Fund Co-Portfolio Manager Terry Hogan saw K-Mart distributing its specialty retail divisions. Borders Group, a bookstore chain, earned Acorn Fund $17.0 million as it rose 94%. The Scarlet A goes to Terry Hogan for finding this great blue-light special. (If you want to help an Acorn company, buy your copy of A Zebra in Lion Country at Borders or Walden.)

    We often advocate a patient style of investing. Our willingness to wait for other investors to recognize value paid off with AES Corporation. AES, a global power producer, flickered modest returns for several years, but then surged 95% in 1996, generating a $15.8 million profit for Acorn Fund. Terry Hogan first purchased this stock in 1991 after learning of it from John Hatsopoulos, President of long-time Acorn holding Thermo Electron. Thermo also invested in AES. Scarlet A fans may recall that Thermo Electron appeared on last year's winning list. John Hatsopoulos will receive the coveted Scarlet A this year.

    The energy sector warmed our hearts and your wallets in 1996. Jason Selch, WAM's oil and gas guru, identified United Meridian in 1996. The Houston-based producer has particular expertise in 3-D seismic and off-shore finds, and has a terrific acquisition record. UMC made $13.9 million for Acorn Fund as it gushed 199% last year. The Scarlet A goes to Hanifen Imhoff's Greg McMichael, who delivered a great study of United Meridian to Jason. We also pay tribute to Ralph Bard, an expert on oil and mining, who helped us over the years. Mr. Bard passed away in late 1996.

    Jason's second great energy stock was Atwood Oceanics, which provided a $12.1 million profit - a 152% gain. Atwood operates off-shore drilling rigs. The company benefited from rising day-rates for its rigs, which remain well below replacement costs. Atwood was an old-time Acorn holding, dating back to 1990. Mike Breard of Dominick and Dominick presented the idea originally. Mario Cibelli of Robotti & Eng resold the intrinsic value of Atwood Oceanics to Jason, who verified Atwood's attractive attributes and doubled our position. Many thanks to both Mike Breard and Mario Cibelli, two more 1996 Scarlet A winners.

    Still more wins in the oil service industry were Digicon, a U.S. company in 3-D seismic services, and Veritas, a Canadian company in the same business. Digicon and Veritas merged to become Veritas DGC. The Scarlet A goes to Marshall Adkins, now at Raymond James.

    Finland is home to TT Tieto and Raision Tehtaat. TT Tieto is a fast-growing computer services/consulting company. This year the stock jumped 160% and brought Acorn International $26 million in profits. Raision Tehtaat is a potato processing co-operative that also deals in paper and pulp specialty chemicals. This stock provided an $18 million profit for Acorn International and a 373% return in 1996. Scarlet A's for both of these great stock ideas go to Leah Zell.

    Last but not least, we award our first-ever Scarlet A for astute stock selling to Acorn USA Portfolio Manager, Robert Mohn. Rob followed Acorn Fund holding, Mercury Finance. Last year, Mercury's profitable auto loan business shifted into reverse. Rob didn't trust that the company could continue to meet its 20% earnings growth pledge. He began selling the stock in 1996 and completely closed out the position in early

January 1997. Soon after, Mercury Finance's CEO resigned as the company publicly admitted to fraudulent earnings statements. Mercury's stock plummeted from $15 to $2 overnight, and now the company is fighting to avoid bankruptcy. Rob's savvy decision saved Acorn shareholders $18 million. Congratulations to all our Scarlet A winners.

 .Reflections on the Year

The "In a Nutshell" section featured in every quarterly shareholder report provides a detailed analysis of your funds' performance for the preceding 3 months. We encourage you to read these performance summaries written by your Co-Portfolio Managers. With this report, we have added to these summaries by reflecting on other factors that contributed to your funds' outstanding performance for the full year.


Acorn Fund
--------------------------------------------------------------------------

What contributed to your Fund's performance in 1996? Early in the year, we recognized the potential in the energy sector so we emphasized this group. The commitment paid off. Our oil and gas stocks exploded, up 69% for the year. Perhaps next time you have to pay $1.68 for a gallon of gasoline, you will feel better knowing that you own some oil wells.

    Our 20 largest holdings were up an average of 29%. These positions represent companies in a number of industries but all share a common factor - they are leaders in their field. Many of the stocks you will recognize, as we have owned them for some time - Harley Davidson, Borders Group and Carnival. Our 20 largest holdings comprised 25% of the total assets in the fund at year-end. Since our biggest positions had above-average results, the Fund as a whole did well.

    Stock-picking made a difference. Acorn Fund's 20 top-performing stocks were up a whopping 91% on average and made the Fund $249 million. Acorn Fund is highly diversified across companies and industries. The benefit of diversification is to minimize the impact of individual underperforming stocks (although it also limits the total effect of top performers).

    With over 350 stocks in the portfolio, there will always be some losers. This year, our 20 worst-performing stocks were down an average of 35%, costing the portfolio $90 million. But as you can see from our overall 22.6% return, superior stock selection and diversification paid off this year.

Acorn International
-----------------------------------------------------------------------------
There were four key factors that influenced Acorn International's total twelve-month return - stock selection, country allocation, local market returns and currency. The following summary explains where we achieved our outstanding performance in 1996:

      Good stock picking                + 9.0%
      Weighting markets correctly       + 3.2
      Gains in local markets            +11.9
      Currency                          - 3.4
                                       -------
                                        +20.7%

    Acorn International's 20 top-performing stocks were up an astonishing 118% on average, and made the Fund $204 million. Big winners included WM Data, TT Tieto and Getronics. Our top performers represent a number of industries, but these three companies are European computer consulting firms. By comparison, our 20 worst-performing stocks were down an average of 40%, costing the portfolio $73 million.

    We gained an advantage over EAFE by overweighting strong markets like Sweden, Finland and the UK, and underweighting weak markets like Japan. This contributed a full three percentage points to your Fund's total 20.7% return.

    Your Fund also benefited from healthy stock markets overseas. Approximately half of the total return was attributable to country stock market performance.

    The last factor that impacted your Fund's total return was currency. We purchase international stocks so we must consider the value of the U.S. dollar in relation to other currencies. This past year, the dollar's strength resulted in a currency loss on the portfolio of 3.4%.

    As you can see, investing overseas is complicated but our 20.7% gain in 1996 was well worth the effort.

Acorn USA
    >Statement of Investments December 31, 1996

Number of Shares                              Value (000)
---------------------------------------------------------
                                     Common Stocks: 90.9%
---------------------------------------------------------

Information:  18.3%
              >Broadcasting/CATV: 1.8%
     39,000   C-Tec (b)                          $   946
              Cable TV/Local Telephone

              >Programming for CATV/TV/
              Satellites: 6.3%
     85,400   Data Transmission Network (b)        1,900
              Data Services for Farmers

     50,000   Tele-Communications,
               Liberty Media Group (b)             1,428
              Cable TV Programming
--------------------------------------------------------
                                                   3,328

              >Mobile Communications: 0.9%
     26,800   COMARCO (b)                            489
              Wireless Network Testing

              >Computer Software/Services: 2.8%
     80,000   Simulation Sciences (b)              1,190
              Process Control Software
     10,300   CACI International (b)                 216
              Computer Software Systems
      9,200   Computer Language Research              99
              Commercial Tax Software
--------------------------------------------------------
                                                   1,505

              >Consumer Software:0.7%
     80,000   The 3DO Company (b)                    385
              Entertainment Software

              >Business Information: 0.7%
     17,000   American Business Information (b)      378
              Provides Data on Small Businesses

              >Distribution: 0.3%
     13,700   Richey Electronics (b)                 159
              Distributes Electronic Components

              >Computer Systems: 2.1%
     41,700   ACT Manufacturing (b)                1,100
              Contract Manufacturing

              >Components/Peripherals: 2.7%
     44,000   Kronos (b)                           1,408
              Time Accounting Software & Clocks
                                                   -----
Information:  Total                                9,698


Health Care: 12.6%
              >Medical Equipment: 8.1%
     128,000  Respironics (b)                    $ 2,224
              Sleep Apnea Products

      30,000  Invacare                               825
              Wheelchairs, Patient Aids & Beds

      16,000  Steris (b)                             696
              Sterilization Equipment

      44,000  Kinetic Concepts                       539
              Hospital Beds
--------------------------------------------------------
                                                   4,284
              >Services: 4.5%
      48,000  Lincare Holdings (b)                 1,968
              Home Health Care Services
      30,000  United Payors & Providers (b)          412
              Medical Claims Repricing
--------------------------------------------------------
                                                   2,380
                                                   -----
Health Care:  Total                                6,664

--------------------------------------------------------
Consumer Goods/Services: 6.0%

              >Retail: 2.3%
     108,100  Host Marriott Services (b)             986
              Runs Airport Restaurants
       7,000  Borders Group (b)                      251
              Bookstores
--------------------------------------------------------
                                                   1,237

              >Entertainment/Leisure: 2.5%
      30,000  Fairfield Communities (b)              743
              Vacation Timeshares
      33,000  Showboat                               569
              Casinos
--------------------------------------------------------
                                                   1,312
              >Manufacturers: 1.2%
      65,200  Rawlings (b)                           652
              Baseball Equipment
                                                   -----
Consumer Goods/Services: Total                     3,201
--------------------------------------------------------
Finance: 9.0%
              >Savings & Loans: 5.4%
      69,000  Coast Savings (b)                    2,527
              California Savings & Loan
      11,000  Peoples Bank Bridgeport                318
              Consumer Finance

--------------------------------------------------------
                                                   2,845

See accompanying notes to financial statements




Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------

              .Insurance: 3.0%
     51,000   Penn Treaty American (b)                                 $  1,326
              Nursing Home Insurance
     11,000   Leucadia National                                             294
              Insurance Holding Company
-------------------------------------------------------------------------------
                                                                          1,620
              .Other: 0.6%
     28,000   Jayhawk (b)                                                   315
              Finances Used Autos
                                                                       --------
Finance: Total                                                            4,780

-------------------------------------------------------------------------------
Industrial Goods/Services: 17.9%
              .Steel: 5.6%
     48,500   Steel Dynamics (b)                                            928
              Steel Mini-Mill
     50,000   Atchison Casting (b)                                          900
              Steel Foundries
     32,000   Schnitzer Steel                                               820
              Scrap Steel
     12,000   Gibraltar Steel (b)                                           315
              Steel Processing
-------------------------------------------------------------------------------
                                                                          2,963
              .Machinery: 1.0%
     30,500   Farr (b)                                                      507
              Filters

              .Industrial Suppliers: 3.2%
     33,000   Bearings                                                      920
              Distributes Industrial Components
     28,000   Lilly Industries, Cl. A                                       511
              Industrial Coatings
     18,000   Aftermarket Technology (b)                                    311
              Auto Transmission Remanufacturer
-------------------------------------------------------------------------------
                                                                          1,742
              .Services: 8.1%
    155,200   Wackenhut, Cl. B                                            2,367
              Prison Management
    100,000   World Color Press (b)                                       1,925
              Printing
-------------------------------------------------------------------------------
                                                                          4,292
                                                                       --------
Industrial Goods/Services: Total                                          9,504


Principal Amount or
Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Energy/Minerals: 27.1%
              .Independent Power: 8.1%
     128,000  CalEnergy (b)                                            $  4,304
              Power Plants

              .Oil/Gas Producers: 7.0%
      86,000  Seagull Energy (b)                                          1,892
              Oil & Gas Producer
     129,000  Tesoro Petroleum (b)                                        1,806
              Oil Refinery/Gas Reserves
-------------------------------------------------------------------------------
                                                                          3,698

              .Distribution/Marketing/Refining: 6.5%
     139,000  NGC                                                         3,232
              Gas Processing/Marketing
       9,100  United Cities Natural Gas (b)                                 205
              Natural Gas Distributor
-------------------------------------------------------------------------------
                                                                          3,437
              .Oil Services: 5.5%
     191,000  GeoScience (b)                                              2,483
              Offshore Seismic Equipment Company
       4,000  Atwood Oceanics (b)                                           254
              Offshore Drilling Company
      10,000  J Ray McDermott (b)                                           220
              Offshore Construction Company
-------------------------------------------------------------------------------
                                                                          2,957
                                                                       --------
Energy/Minerals: Total                                                   14,396

                                                                       --------
Total Common Stocks: 90.9%                                               48,243
            (Cost: $44,075)

Short-Term Obligations:10.5%
     $2,577   Prudential Funding 1/2/97 6.25%                             2,577
     $2,576   Capital Services 1/2/97 6.50%                               2,576
       $400     State Street Bank Repurchase
                Agreement 1/02/97 2.00%;
                12/31/96 Agreement Collateralized
                by U.S. Treasury Notes                                      400
-------------------------------------------------------------------------------
              (Amortized Cost: $5,553)                                    5,553
                                                                       --------
Total Investments: 101.4%                                                53,796
              (Cost: $49,628)
                                                                       --------
Cash and Other Assets Less Liabilities: (1.4%)                             (711)

                                                                       --------
Total Net Assets: 100%                                                  $53,085
===============================================================================

-------------------------------------------------------------------------------
 .Notes to Statement of Investments
(a) At December 31, 1996, for federal income tax purposes cost of investments was $49,628,000 and net unrealized appreciation was $4,168,000, consisting of gross unrealized appreciation of $5,070,000 and gross unrealized depreciation of $902,000.
(b)  Non-income producing security.

Acorn Fund
    .Major Portfolio Changes in the Fourth Quarter


                                                           Number of Shares
                                                       ------------------------
                                                       9/30/96         12/31/96
Additions
-------------------------------------------------------------------------------
    Information

Axime Ex Segin                                          20,000           50,000
BDM International                                      104,000          140,000
C-Tec                                                  200,000          300,000
Computer Language Research                             183,000          310,000
Gaylord Entertainment                                        0          300,000
IFR Systems                                            228,000          300,000
Informix                                                     0          330,000
Kronos                                                 423,000          550,000
Metrika Systems                                              0           65,000
NTT Data                                                   115              246
Simulation Sciences                                          0           70,000
Sterling Commerce                                            0          160,000
TCI Satellite Entertainment                                  0          130,000
  (spinoff from Telecom Inc., Cl. A)
Thermo Instrument Systems                              535,000          685,000

-------------------------------------------------------------------------------
    Health Care

Gedeon Richter                                               0           20,000
Medeva                                               2,700,000        3,100,000
Getinge Industrier                                           0          650,000
Respironics                                            582,000        1,162,000
HealthCare Compare                                           0          573,000
MDL Information Systems                                185,000          275,000

-------------------------------------------------------------------------------
    Consumer Goods/Services

Airtours                                                     0          200,000
Hellenic Bottling                                      200,000          260,000
Designer Holdings                                            0          290,000
Esselte                                                180,000          260,000
Kimberly Clark de Mexico                               400,000          500,000
Escada                                                  20,000           30,000
Host Marriott Services                                 332,000          663,000

-------------------------------------------------------------------------------
    Finance

Foremost                                               197,000          247,000
Baker Fentress                                         784,000          865,000
Invesco Funding                                              0          340,000
Cetelem                                                 26,000           70,000
  (includes effect of 100% stock dividend)
World Acceptance                                       700,000        1,190,000
Coast Savings                                          418,000          528,000



                                                           Number of Shares
                                                       ------------------------
                                                       9/30/96         12/31/96
-------------------------------------------------------------------------------
    Industrial Goods/Services
Aftermarket Tech                                              0         108,000
Schnitzer Steel                                         220,000         300,000
Hunter Douglas                                           50,000         110,000
Steel Dynamics                                                0         225,000
Wackenhut, Cl. B                                        660,000         851,000
World Color Press                                       760,000       1,185,000

-------------------------------------------------------------------------------
    Energy/Minerals

Cemig                                               190,000,000     235,000,000
Costilla Energy                                               0         400,000
United Cities Natural Gas                                     0          80,000
RAO Gazprom                                                   0          62,500
Seagull Energy                                          600,000       1,600,000
  (includes effect of merger with
  Global Natural Resources)
J Ray McDermott                                         200,000         400,000
Saipem                                                        0       1,000,000

-------------------------------------------------------------------------------
    Real Estate

First Washington Realty Trust                           80,000          150,000
Homestead Village                                            0           88,000
Macerich                                                     0          400,000

-------------------------------------------------------------------------------
    Transportation

Flughafen Wien                                         120,000          180,000


                                                             Number of Shares
                                                          ---------------------
                                                           9/30/96     12/31/96

 Sales
-------------------------------------------------------------------------------
    Information

ACT Manufacturing                                          505,000      350,000
Bell Microproducts                                         201,000            0
CACI International                                         618,000      461,000
Century Communications, Cl. A                              500,000            0
Cognos                                                     150,000      100,000
Daktronics                                                  50,000            0
Datum                                                       85,000            0
Jones Intercable, Cl. A                                    440,000      325,000
Jones Intercable                                            22,500            0
Learning Company                                           350,000            0
Oak Industries                                             500,000      350,000
Providence Journal                                         400,000            0
Shaw Communications, Cl. B                                 800,000      580,000
Tele-Communications,
  Series A TCI Group                                     1,500,000    1,000,000
Triad Systems                                              700,000            0
WM Data Nordic                                             460,000      400,000

-------------------------------------------------------------------------------
    Health Care

Pharmaceutical Marketing Services                          235,000            0
Renal Treatment Centers                                    462,000            0
Space Labs Medical                                         345,000            0
Steris                                                     684,000            0
Thermedics                                                 552,000      268,000

-------------------------------------------------------------------------------
    Consumer Goods/Services

Alliance Entertainment                                     445,000            0
Aucnet                                                      90,000       55,000
  (includes effect of 10% stock dividend)
Grupo Herdez                                             4,200,000            0
International Cosmetics                                     56,100            0
Mayora Indah                                             1,884,000            0
Mr Max                                                     209,000      134,900
Newell                                                   1,650,000      825,000
Royal                                                      120,000            0
Thai President Foods                                       200,000            0
Toy Biz                                                    251,000            0

-------------------------------------------------------------------------------
    Finance

Cash America                                               620,000            0
Credicorp                                                  300,000            0
First American                                             105,000       70,000
Mercury Finance                                            898,000      818,000
Promise                                                     60,000       20,000
Seoul International Trust                                   80,000            0
T. Rowe Price                                              174,000      145,000
Thailand Fund                                               70,000       30,000
Washington Federal                                         756,000      645,000

-------------------------------------------------------------------------------
    Industrial Goods/Services

Douglas & Lomason                                          255,000            0
Expeditors International                                   600,000    1,000,000
  (includes effect of 2 for 1 stock split)
HA.LO Industries                                           384,000      353,000
  (includes effect of 5 for 4 stock split)
Sealed Air                                                 240,000            0
Thermo Electron                                          1,125,000      975,000

-------------------------------------------------------------------------------
    Energy/Minerals

Abraxas Petroleum                                          360,000            0
AES Corporation                                          1,000,000      955,000
Devon Energy                                               500,000      300,000
Louis Dreyfus Natural Gas                                  440,000      350,000
Pittencrieff Resources                                     700,000            0
United Meridian                                            300,000      200,000
Veritas Energy Services                                    180,000      115,000

-------------------------------------------------------------------------------
    Real Estate

Fondo Opcion, Series B                                     600,000            0


Acorn Fund
    .Statement of Investments December 31, 1996

Number of Shares                                                  Value (000)
-----------------------------------------------------------------------------
                                                      Common Stocks and Other
                                                Equity-Like Securities: 98.0%
-----------------------------------------------------------------------------
Information: 17.9%
           .Broadcasting/CATV: 1.7%
1,000,000  Tele-Communications,
             Series A TCI Group (b)                                  $ 13,062
   47,000  Tele-Communications, Cum. Pfd.                               3,125
  300,000  TCA Cable TV                                                 9,037
  300,000  C-Tec (b)                                                    7,275
  170,000  Argyle Television (b)                                        4,165
  325,000  Jones Intercable, Cl. A (b)                                  3,372
  300,000  Granite Broadcasting (b)                                     3,187
   80,000  Cablevision Systems (b)                                      2,450
  130,000  TCI Satellite Entertainment (b)                              1,284
-----------------------------------------------------------------------------
                                                                       46,957
           .Programming for CATV/TV/
           Satellites: 3.7%
1,600,000  Tele-Communications,
             Liberty Media Group (b)                                   45,700
  750,000  Data Transmission Network (b) (c)                           16,687
  700,000  International Family
             Entertainment (b)                                         10,850
  567,000  United Video Satellite (b)                                   9,922
  300,000  BET Holdings, Cl. A (b)                                      8,625
  300,000  HSN (formerly known as Silver King
             Communications) (b)                                        7,125
  300,000  Gaylord Entertainment                                        6,862
-----------------------------------------------------------------------------
                                                                      105,771
           .Mobile Communications: 2.1%
  500,000  Telephone and Data Systems                                  18,125
  450,000  Cellular Communications of
             Puerto Rico (b)                                            8,887
  465,000  Vanguard Cellular Systems (b)                                7,324
  800,000  Mobile Telecommunication
             Technologies (b)                                           6,800
  355,000  COMARCO (b) (c)                                              6,479
  450,000  PriCellular (b)                                              5,175
  350,000  Palmer Wireless (b)                                          3,675
  300,000  Centennial Cellular (b)                                      3,637
-----------------------------------------------------------------------------
                                                                       60,102
           .Computer Software/Services: 3.0%
  259,000  BRC Holdings (b)                                            11,590
  360,000  Analysts International                                      10,170
  461,000  CACI International (b)                                       9,681
  480,000  Systems & Computer Technology (b)                            7,680
  153,000  Compuware (b)                                                7,669

Principal Amount or
Number of Shares                                                  Value (000)
-----------------------------------------------------------------------------

  140,000  BDM International (b)                                        7,595
  330,000  Informix (b)                                                 6,724
  210,000  Keane (b)                                                    6,667
  160,000  Sterling Commerce (b)                                        5,640
  200,000  American Management Systems (b)                              4,900
  310,000  Computer Language Research                                   3,332
  208,333  Source Informatics Cv. Pfd. (b)                              2,360
   70,000  Simulation Sciences (b)                                      1,041
  170,000  Kurzweil Applied Intelligence (b)                              510
-----------------------------------------------------------------------------
                                                                       85,559
           .Gaming Equipment: 1.1%
1,800,000  International Game Technology                               32,850

           .Consumer Software: 0.2%
  280,000  Activision (b)                                               3,605
  350,000  Spectrum HoloByte (b)                                        2,625
  180,000  The 3DO Company (b)                                            866
-----------------------------------------------------------------------------
                                                                        7,096
           .Business Information: 0.7%
  700,000  American Business Information (b)                           15,575
  885,714  GIGA Cv. Pfd. (b) (c)                                        3,100
-----------------------------------------------------------------------------
                                                                       18,675
           .Computer Systems: 1.7%
  600,000  Solectron (b)                                               32,025
  350,000  ACT Manufacturing (b)                                        9,231
  287,000  Altron (b)                                                   6,027
-----------------------------------------------------------------------------
                                                                       47,283
           .Instrumentation: 1.3%
  685,000  Thermo Instrument Systems (b)                               22,691
5,000,000  Thermo Optek, 5% Note Due 10/15/00                           5,150
  300,000  IFR Systems (b) (c)                                          4,725
1,500,000  Thermoquest, 5% Note Due 8/15/00                             1,545
   20,000  Thermoquest (b)                                                257
  100,000  Thermo Bio Analysis (b)                                      1,350
   65,000  Metrika Systems (b)                                            488
-----------------------------------------------------------------------------
                                                                       36,206
           .Distribution: 0.9%
1,000,000  Pioneer-Standard Electronics                                13,125
  300,000  Kent Electronics (b)                                         7,725
  400,000  Richey Electronics (b)                                       4,650
-----------------------------------------------------------------------------
                                                                       25,500
           .Components/Peripherals: 1.5%
  550,000  Kronos (b) (c)                                              17,600

See accompanying notes to financial statements



Number of Shares                                      Value (000)
-----------------------------------------------------------------
   325,000  American Power Conversion (b)                $  8,856
   350,000  Oak Industries (b)                              8,050
   325,000  Planar Systems (b)                              3,819
   250,000  Exide Electronics Group (b)                     3,687
-----------------------------------------------------------------
                                                           42,012

Information: Total                                        508,011

-----------------------------------------------------------------
Health Care: 9.1%
            .Biotechnology/Drug Delivery: 2.1%
   450,000  Watson Pharmaceuticals (b)                     20,222
   260,000  RP Scherer (b)                                 13,065
   228,000  Biogen (b)                                      8,835
   450,000  Inhale Therapeutic Systems (b)                  6,806
   800,000  Corvas International (b)                        4,500
   800,000  Corvas International Warrants (b)               1,600
   200,000  Genome Therapeutics (b)                         2,150
   280,000  CIMA Labs (b)                                   1,715
-----------------------------------------------------------------
                                                           58,893

            .Medical Equipment: 2.4%
   750,000  Invacare                                       20,625
 1,162,000  Respironics (b) (c)                            20,190
 1,000,000  Kinetic Concepts                               12,250
   350,000  Affymetrix (b)                                  6,217
   268,000  Thermedics (b)                                  4,857
   267,000  Innovasive Devices (b)                          2,069
   125,000  Trex Medical (b)                                1,625
-----------------------------------------------------------------
                                                           67,833

            .Hospital/Laboratory Supplies: 0.7%
   322,000  Sybron International (b)                       10,626
   273,000  Hillenbrand Industries                          9,896
-----------------------------------------------------------------
                                                           20,522

            .Services: 3.9%
 1,000,000  Lincare Holdings (b)                           41,000
   498,000  HBO & Company                                  29,569
   573,000  HealthCare Compare (b)                         24,281
   505,000  United Payors and Providers (b)                 6,944
   275,000  MDL Information Systems (b)                     5,122
   100,000  ThermoTrex (b)                                  2,738
   300,000  Walsh International (b)                         2,521
-----------------------------------------------------------------
                                                          112,175
                                                        ---------
Health Care: Total                                        259,423

-----------------------------------------------------------------
Principal Amount or
Number of Shares                                      Value (000)
-----------------------------------------------------------------

Consumer Goods/Services: 9.1%
            .Retail: 2.0%
   980,000  Borders Group (b)                              35,157
   295,000  Quality Food Centers (b)                        9,956
   663,000  Host Marriott Services (b)                      6,050
   200,000  Duckwall Alco Stores (b)                        2,850
    84,000  Mac Frugal's (b)                                2,194
-----------------------------------------------------------------
                                                           56,207

            .Recreational Vehicles: 2.1%
 1,100,000  Harley-Davidson                                51,700
   320,000  Thor Industries                                 8,080
-----------------------------------------------------------------
                                                           59,780

            .Food: 0.4%
   725,000  Shoney's (b)                                    5,075
   634,000  Au Bon Pain (b) (c)                             4,121
   125,000  Morton's Restaurant Group (b)                   2,109
    60,000  Dave & Buster's (b)                             1,207
-----------------------------------------------------------------
                                                           12,512

            .Entertainment/Leisure: 2.8%
 1,400,000  Carnival                                       46,200
   215,000  GC Companies (b)                                7,444
   276,000  Carmike Cinemas (b)                             7,003
   472,000  Hollywood Park, Cv. Pfd.                        6,254
   265,000  Royal Caribbean Cruises                         6,194
   180,000  Rio Hotel & Casino (b)                          2,632
   100,000  Showboat                                        1,725
   535,000  Monarch Casino & Resort (b) (c)                 1,070
$6,250,000  Grand Palais Casino 14%
             Note Due 2/25/98 (b)                             313
-----------------------------------------------------------------
                                                           78,835

            .Manufacturers: 1.8%
   825,000  Newell                                         25,987
   565,000  Wolverine World Wide                           16,385
   290,000  Designer Holdings (b)                           4,676
   232,000  Norwood Promotional (b)                         4,234
-----------------------------------------------------------------
                                                           51,282
                                                         --------
Consumer Goods/Services: Total                            258,616

-----------------------------------------------------------------
Finance: 15.8%
            .Banks: 1.1%
   380,000  Texas Regional Bancshares                      12,920
   285,000  Union Planters                                 11,115

Acorn Fund
    .Statement of Investments

Number of Shares                                       Value (000)
------------------------------------------------------------------
      70,000      First American                          $  4,034
     104,000      Riverside National Bank                    1,807
------------------------------------------------------------------
                                                            29,876

                  .Savings & Loans: 3.7%
     845,000      Peoples Bank Bridgeport                   24,399
     528,000      Coast Savings (b)                         19,338
     645,000      Washington Federal                        17,092
     390,000      Washington Mutual                         16,892
     260,000      TCF                                       11,310
     538,000      Commonwealth Bancorp                       8,070
     280,000      Imperial Thrift & Loan (b)                 4,200
     156,000      Indiana Federal                            3,491
------------------------------------------------------------------
                                                           104,792

                  .Insurance: 2.2%
     836,000      Baldwin & Lyons, Cl. B                    15,362
     247,000      Foremost                                  14,820
     351,000      United Fire & Casualty                    12,373
     350,000      PXRE Corporation                           8,663
     216,000      Leucadia National                          5,778
     318,000      ALLIED Life (c)                            5,565
------------------------------------------------------------------
                                                            62,561

                  .Money Management: 2.7%
     880,000      United Asset Management                   23,430
     865,000      Baker Fentress                            14,597
     618,000      SEI                                       13,751
   1,621,000      Phoenix Duff and Phelps                   11,550
     231,000      BISYS (b)                                  8,561
     145,000      T. Rowe Price                              6,308
------------------------------------------------------------------
                                                            78,197

                  .Credit Cards: 4.4%
   1,088,000      First USA                                 37,672
     767,000      ADVANTA, Cl. A                            32,789
     520,000      ADVANTA, Cl. B                            21,255
     575,000      National Data                             25,013
     275,000      Concord EFS (b)                            7,769
------------------------------------------------------------------
                                                           124,498

                  .Other: 1.7%
   1,049,000      Americredit (b)                           21,505
     818,000      Mercury Finance                           10,021
   1,190,000      World Acceptance (b) (c)                   8,181
     496,000      Jayhawk (b)                                5,580
     310,000      DVI Health Services (b)                    4,030
------------------------------------------------------------------
                                                            49,317
                                                           -------
Finance: Total                                             449,241

------------------------------------------------------------------
Industrial Goods/Services: 10.6%
                  .Steel: 2.0%
   1,110,000      Worthington Industries                    20,119
     440,000      Gibraltar Steel (b)                       11,550
     300,000      Schnitzer Steel                            7,688
     374,000      Atchison Casting (b) (c)                   6,732
     300,000      A M Castle                                 5,775
     225,000      Steel Dynamics (b)                         4,303
------------------------------------------------------------------
                                                            56,167

                  .Machinery: 3.1%
     975,000      Thermo Electron (b)                       40,219
     800,000      Baldor Electric                           19,700
     150,000      Nordson                                    9,563
     675,000      Thermo Fibertek (b)                        6,286
     135,000      Valmont Industries                         5,569
     110,000      Applied Power                              4,359
     189,000      Hein-Werner (b) (c)                        1,252
     500,000      Stevens International, Cl. A (b) (c)         750
      34,000      Stevens International, Cl. B (b) (c)          91
------------------------------------------------------------------
                                                            87,789

                  .Industrial Suppliers: 1.9%
     600,000      Unifi                                     19,275
     750,000      Lilly Industries, Cl. A                   13,688
     320,000      Bearings                                   8,920
      96,000      Mine Safety Appliances                     5,112
     244,000      U. S. Can (b)                              4,118
     108,000      Aftermarket Technology (b)                 1,863
      35,000      Zoltek (b)                                 1,273
------------------------------------------------------------------
                                                            54,249

                  .Services: 3.6%
   1,000,000      Expeditors International
                   of Washington                            23,000
   1,185,000      World Color Press (b)                     22,811
     851,000      Wackenhut, Cl. B                          12,978
      45,000      Wackenhut, Cl. A                             776
     430,000      Hub Group (b)                             11,503

See accompanying notes to financial statements

Principal Amount or
Number of Shares                                      Value (000)
-----------------------------------------------------------------
   353,000  HA.LO Industries (b)                         $  9,708
   450,000  Material Sciences (b)                           8,100
   530,000  Thermo TerraTech (b)                            5,234
   374,000  Thomas Group (b) (c)                            3,366
$2,900,000  Western Water, 9% Cv.
             Note Due 9/25/05                               2,900
   119,000  AG Services of America (b)                      1,978
-----------------------------------------------------------------
                                                          102,354
                                                         --------
Industrial Goods/Services: Total                          300,559

-----------------------------------------------------------------
Energy/Minerals: 10.4%
            .Independent Power: 3.0%
   955,000  AES Corporation (b)                            44,408
     1,852  AES Corporation Warrants (b)                       38
   868,000  CalEnergy (b)                                  29,187
   585,000  Thermo Ecotek (b)                               8,921
   285,000  Thermo Power (b)                                2,262
    85,000  Thermo Optek (b)                                  967
-----------------------------------------------------------------
                                                           85,783

            .Oil/Gas Producers: 3.6%
 1,600,000  Seagull Energy (b)                             35,200
   900,000  Tesoro Petroleum (b)                           12,600
   700,000  Forest Oil (b)                                 12,338
   300,000  Devon Energy                                   10,425
   200,000  United Meridian (b)                            10,350
   350,000  Louis Dreyfus Natural Gas (b)                   5,994
   400,000  Costilla Energy (b)                             5,450
   200,000  St. Mary Land & Exploration                     4,975
   800,000  Tipperary (b) (c)                               3,700
   110,000  Abraxas Petroleum CVR Units (b)                 1,133
-----------------------------------------------------------------
                                                          102,165

            .Distribution/Marketing/Refining: 1.6%
   750,000  NGC                                            17,438
   630,000  Southern Union (b)                             13,860
   303,000  Atmos Energy                                    7,234
   150,000  KN Energy                                       5,888
    80,000  United Cities Natural Gas                       1,800
-----------------------------------------------------------------
                                                           46,220

            .Oil Services: 1.9%
   320,000  Atwood Oceanics (b)                            20,320
   350,000  Energy Ventures (b)                            17,806
   400,000  J Ray McDermott (b)                             8,800
   400,000  Veritas DGC (b)                                 7,400
-----------------------------------------------------------------
                                                           54,326

            .Mining: 0.3%
   300,000  Zeigler Coal Holding                            6,413
                                                         --------
Energy/Minerals: Total                                    294,907

-----------------------------------------------------------------
Real Estate: 2.8%
   829,000  The Rouse Company (b)                          26,321
   400,000  Macerich                                       10,450
   155,000  Forest City Enterprises, Cl. B                  9,378
   123,000  Forest City Enterprises, Cl. A                  7,442
   210,000  Equity Residential Properties Trust             8,663
   165,000  Weingarten Realty Investors                     6,703
   150,000  First Washington Realty Trust                   3,525
   120,000  First Washington Realty Trust, Cv. Pfd.         3,270
   243,000  Sunstone Hotel Investors                        3,189
    88,000  Homestead Village (b)                           1,584
     1,000  Homestead Village Warrants (b)                      8
                                                         --------
Real Estate: Total                                         80,533

-----------------------------------------------------------------
Foreign Securities: 22.3%
            .Canada: 0.9%
   800,000  Ranger Oil                                      7,900
   200,000  Shaw Industries, Cl. A                          4,042
   125,000  BCE Mobile Communications (b)                   3,702
   580,000  Shaw Communications, Cl. B                      3,216
   100,000  Cognos (b)                                      2,813
   115,000  Veritas Energy Services
             (exchangeable into Veritas DGC) (b)            2,181
   200,000  Cogeco Cable                                    1,284
-----------------------------------------------------------------
                                                           25,138

            .United Kingdom: 4.0%
 1,200,000  Serco Group                                    13,841
 3,100,000  Medeva                                         13,554
   400,000  International CableTel (b)                     10,100
 2,000,000  Securicor Group, Cl. A                          9,566
   650,000  Comcast UK Cable Partners (b)                   8,856
 1,130,000  N. Brown Group                                  8,673
 1,700,000  Invesco                                         7,549
    68,000  Invesco ADS                                     3,018
   340,000  Invesco Funding (b)                             1,510
    13,600  Invesco Funding LLC (b)                           602

Acorn Fund
    .Statement of Investments

Number of Shares                                      Value (000)
-----------------------------------------------------------------
   700,000  Powerscreen International                    $  6,768
   393,000  Getty Communications, Cl. A (b)                 5,895
   600,000  Edinburgh Fund Managers                         5,791
   580,000  Oriflame                                        5,310
 1,200,000  Body Shop International                         4,159
   200,000  Airtours                                        2,781
 1,000,000  Capital                                         2,738
   350,000  Ethical Holdings (b)                            2,034
 4,500,000  Electronics Boutique (b)                        1,579
-----------------------------------------------------------------
                                                          114,324

            .Germany/Austria: 0.8%
   180,000  Flughafen Wien (Austria)                        9,166
   425,000  United International Holdings
             (Austria) (b)                                  5,206
    30,000  Escada                                          4,847
     8,000  Binding-Brauerei                                2,544
-----------------------------------------------------------------
                                                           21,763

            .Nordic Countries: 3.3%
   400,000  WM Data Nordic (Sweden)                        34,564
   100,000  Hennes & Mauritz, Cl. B (Sweden)               13,825
   650,000  Getinge Industrier (Sweden)                    12,804
   240,000  Autoliv (Sweden)                               10,510
   725,000  SensoNor (Norway) (b)                           6,699
   260,000  Esselte, Series A (Sweden)                      5,902
   220,000  Pricer, Cl. B (Sweden) (b)                      5,413
    50,000  Sentra, Cl. A (Finland)                         1,654
    90,000  Benefon (Finland)                               1,560
   130,000  Sysdeco Group (Norway) (b)                        521
-----------------------------------------------------------------
                                                           93,452

            .Netherlands: 0.7%
   110,000  Hunter Douglas                                  7,408
   270,000  Getronics                                       7,320
   180,000  Telegraaf Holdings                              3,788
-----------------------------------------------------------------
                                                           18,516

            .Switzerland: 0.8%
     6,000  Societe Generale de Surveillance               14,701
    14,000  Liechtenstein Global Trust                      7,152
-----------------------------------------------------------------
                                                           21,853

            .France: 1.2%
    45,000  Guilbert                                        8,786
    65,000  Sligos                                          8,502
    70,000  Cetelem                                         8,079
    50,000  Axime Ex Segin (b)                              5,771
    17,000  Canal Plus                                      3,747
-----------------------------------------------------------------
                                                           34,885

            .Spain/Portugal: 0.4%
   375,000  Filmes Lusomundo (Portugal) (b)                 4,314
   185,000  Vallehermoso                                    4,004
    70,000  Cortefiel                                       2,099
-----------------------------------------------------------------
                                                           10,417

            .Italy/Greece: 1.4%
 4,300,000  Banca Fideuram                                  9,423
   300,000  Cellular Communications
             International (b)                              8,700
   260,000  Hellenic Bottling (Greece)                      8,331
 1,000,000  Saipem                                          4,616
   170,000  Industrie Natuzzi                               3,910
 1,100,000  Tecnost                                         2,952
 1,200,000  Costa Crociere                                  2,904
-----------------------------------------------------------------
                                                           40,836

            .Israel: 0.1%
   200,000  Pec Israel Economic (b)                         3,350

            .Eastern Europe - 0.1%
    20,000  Gedeon Richter (Hungary)                        1,169
    62,500  RAO Gazprom (Russia) (b)                        1,103
-----------------------------------------------------------------
                                                            2,272

            .India: 0.2%
   300,000  IS Himalaya Fund (b)                            3,870
    39,393  Housing Development Finance                     2,429
-----------------------------------------------------------------
                                                            6,299

            .Hong Kong: 0.5%
 4,500,000  Varitronix International                        8,145
 7,318,000  JCG Holdings                                    7,143
-----------------------------------------------------------------
                                                           15,288

            .China: 0.4%
   810,000  AES China Generating (b) (c)                   10,328
   200,000  The Investment Company of China (b)             1,366
-----------------------------------------------------------------
                                                           11,694

            .Singapore: 0.4%
 5,100,000  Genting International                          12,240


See accompanying notes to financial statements

Principal Amount or
Number of Shares                                   Value (000)
--------------------------------------------------------------
             .Malaysia: 0.6%
  1,450,000  Resorts World (b)                         $ 6,603
  1,125,000  Kian Joo Can Factory (b)                    6,236
    440,000  O.Y.L. Industries                           4,660
--------------------------------------------------------------
                                                        17,499

             .Thailand: 0.1%
     30,000  The Thailand Fund (b)                       1,838
  3,300,000  Sinpinyo Fund V (b)                         1,448
--------------------------------------------------------------
                                                         3,286

             .Korea/Taiwan: 1.4%
    120,000  Formosa Fund (Taiwan) (b)                  11,340
    460,000  President Enterprises (Taiwan) (b)          8,280
      5,300  Korea Mobile Telecom                        5,431
    283,250  Korea Mobile Telecom GDS (b)                3,647
    275,000  Kookmin Bank                                4,376
    110,956  Shinsegae                                   4,068
      7,843  Shinsegae (New)                               288
    300,000  Korea-Europe Fund                           1,530
--------------------------------------------------------------
                                                        38,960

             .Indonesia/Philippines: 0.4%
  7,000,000  PILTEL (Philippines) (b)                    5,922
    195,501  Unilever Indonesia                          3,351
  1,728,000  Tigaraksa Satria                            2,414
--------------------------------------------------------------
                                                        11,687

             .Japan: 1.7%
    120,000  Nintendo                                    8,571
        246  NTT Data                                    7,185
    145,000  Noritsu Koki                                6,808
    100,000  Paramount Bed                               6,375
     75,000  Secom                                       4,530
     40,000  Nichiei                                     2,946
     90,000  Sankyo                                      2,629
    720,000  Tokyu Land (b)                              2,506
    130,000  Heiwa                                       2,038
    134,900  Mr. Max                                     1,790
     55,000  Aucnet                                      1,777
     20,000  Promise                                       982
--------------------------------------------------------------
                                                        48,137

             .Australia / New Zealand: 0.8%
  1,700,000  Sky City (New Zealand)                      9,261
  1,600,000  Village Roadshow                            6,265
    750,000  Village Roadshow Pfd.                       2,037
  2,500,000  Burswood Property Trust                     3,197
    600,000  Petroleum Securities Australia (b)          2,635
--------------------------------------------------------------
                                                        23,395

             .Mexico: 0.7%
    500,000  Kimberly Clark de Mexico                    9,877
  2,000,000  Nadro, Series L                             5,971
    600,000  Grupo Radio Centro (b)                      4,125
    170,000  Cofar, Series B                               238
--------------------------------------------------------------
                                                        20,211

             .Brazil: 0.5%
235,000,000  Cemig                                       8,006
 12,000,000  Itau Banco PN                               5,197
--------------------------------------------------------------
                                                        13,203

             .Other Latin America: 0.9%
  4,000,000  Siderca (Argentina)                         7,301
    130,000  Banco Latinoamericano
              de Export (Panama)                         6,598
    160,000  IRSA (Argentina)                            5,100
    100,000  Panamerican Beverages (Panama)              4,688
    160,000  Siderar (Argentina) (b)                       461
--------------------------------------------------------------
                                                        24,148
                                                     ---------
Foreign: Total                                         632,853

     43,200  Miscellaneous Securities: 0.0%                 22


Total Common Stocks and Other                        ---------
 Equity-Like Securities: 98.0%                       2,784,165
             (Cost: $1,651,100)

Short-Term Obligations: 2.4%
             Yield 4.82% -- 6.09% Due 1/02 -- 2/20/97
    $19,879  American General Finance                   19,861
    $18,434  General Motors Acceptance                  18,429
    $10,568  Hertz                                      10,555
    $10,000  Travelers Insurance                         9,989
    $10,000  US Treasury Bill                            9,933
--------------------------------------------------------------
             (Amortized Cost: $68,767)                  68,767
                                                     ---------
Total Investments: 100.4%                            2,852,932
             (Cost: $1,719,867)
                                                     ---------
Cash and Other Assets Less Liabilities: (0.4%)        (10,880)

                                                     ---------
Total Net Assets: 100%                              $2,842,052
--------------------------------------------------------------

Acorn Fund
    .Notes to Statements of Investments


(a) At December 31, 1996, for federal income tax purposes cost of investments was $1,727,925,000 and net unrealized appreciation was $1,125,008,000, consisting of gross unrealized appreciation of $1,216,175,000 and gross unrealized depreciation of $91,167,000.
(b)  Non-income producing security.
(c) On December 31, 1996, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:


COMARCO................................................................ 7.40%
ALLIED Life............................................................ 7.08%
Hein-Werner............................................................ 6.86%
Data Transmission Network.............................................. 6.81%
Atchison Casting....................................................... 6.76%
Kronos................................................................. 6.76%
Thomas Group........................................................... 6.37%
Au Bon Pain............................................................ 6.30%


World Acceptance....................................................... 6.30%
Tipperary.............................................................. 6.13%
Respironics............................................................ 5.90%
Monarch Casino & Resort................................................ 5.65%
Stevens International.................................................. 5.65%
IFR Systems............................................................ 5.59%
Giga................................................................... 5.30%
AES China Generating................................................... 5.13%

The aggregate cost and value of investments in these companies at December 31, 1996, was $98,155,000 and $113,937,000, respectively. The market value of these securities represents 4.01% of the total net assets at December 31, 1996. During the year ended December 31, 1996, the cost of purchases and proceeds from sales in affiliated companies were $41,214,000 and $31,560,000, respectively. Dividends received from these companies amounted to $126,780 and the net realized gain on sales of investments in such companies amounted to $12,839,000.


    .Foreign Portfolio Diversification



At December 31, 1996, Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                                        Value (000)  Percent
--------------------------------------------------------------------------------
 .Information
Computer Systems                                        $ 57,214       2.0%
Mobile Communications                                     38,528       1.4
Broadcasting/CATV                                         36,534       1.3
Software/Services                                         32,073       1.1
Distribution                                              12,090       0.4
--------------------------------------------------------------------------------
                                                         176,439       6.2
 .Health Care
Biotechnology/Drug Delivery                               27,280       1.0
Equipment                                                 12,804       0.4
Hospital/Laboratory Supplies                               6,375       0.2
--------------------------------------------------------------------------------
                                                          46,459       1.6
 .Consumer Goods/Services
Retail                                                    59,615       2.1
Manufacturers                                             57,590       2.0
Entertainment/Leisure                                     41,762       1.5
Food                                                      25,497       0.9
--------------------------------------------------------------------------------
                                                         184,464       6.5

 .Finance
Money Management                                          49,285       1.7
Banks                                                     30,466       1.1
Other                                                     28,277       1.0
--------------------------------------------------------------------------------
                                                         108,028       3.8
 .Industrial Goods/Services
Services                                                  35,737       1.3
Machinery Processing                                      16,419       0.6
Steel                                                        461       0.0
--------------------------------------------------------------------------------
                                                          52,617       1.9
 .Energy/Minerals
Independent Power                                         18,334       0.7
Oil/Gas Producers                                         13,819       0.5
Oil Services                                              11,917       0.4
--------------------------------------------------------------------------------
                                                          44,070       1.6

 .Real Estate                                              11,610       0.4

 .Transportation                                            9,166       0.3
                                                        --------      ----
Total Foreign Portfolio                                 $632,853      22.3%
--------------------------------------------------------------------------------

See accompanying notes to financial statements

Acorn International
    .Major Portfolio Changes in the Fourth Quarter


                                                Number of Shares
                                               -------------------
                                               9/30/96    12/31/96
Additions
------------------------------------------------------------------
    Europe
 .Germany/Austria
Flughafen Wien                                 120,000     190,000
Rhoen Klinikum                                  90,000     100,000
Rhoen Klinikum Pfd.                            135,000     165,000

 .Denmark
Falck                                                0      16,000

 .Sweden
Bure Investment                                      0     300,000
Scala International                                  0      35,000
Hexagon                                              0     160,000
Esselte, Series A                              225,000     315,000
Getinge Industrier                             650,000     800,000

 .France
Canal Plus                                      15,000      20,000
Cetelem                                         42,000      94,000
 (includes effect of 100% stock dividend)
Groupe Partouche                                     0      15,000

 .United Kingdom
Expro International Group                            0     500,000
Peek                                         2,214,000   3,000,000
Planning Sciences                                    0     150,000
Premier Oil                                 10,000,000  12,000,000
St James Place                                       0   3,500,000

 .Italy/Greece
Attica Enterprises                             200,000     400,000
Hellenic Bottling                              170,000     275,000
Mediolanum                                     250,000     400,000

 .Netherlands
Hunter Douglas                                  50,000     110,000

 .Hungary
Gedeon Richter                                       0      20,000

 .Russia
RAO Gazprom                                          0      62,500

------------------------------------------------------------------
    Asia
 .Hong Kong
Television Broadcast                                 0      65,000
Vanda Systems                                        0   1,500,000

 .Japan
Aderans                                              0      50,000
Amway Japan                                          0      70,000
Arrk                                                 0     130,000
Belluna                                              0      80,000
Chuo Trust & Banking                           382,000     570,000
Meitec                                         275,000     325,000
Mirai Industry                                 140,000     200,000
NTT Data                                           215         300
NuSkin Asia Pacific                                  0     120,000
Orix                                                 0      25,000
Shinki                                               0      50,000
Tiemco                                           3,000      50,000

 .Korea
S1 Corporation                                       0      10,260
S1 Corporation (New)                                 0       4,740

 .Philippines
Mondragon International                              0   3,700,000

 .Singapore
Datacraft Asia                                       0     430,000

------------------------------------------------------------------
    Latin America
 .Brazil
Elevadores Atlas                                     0     150,000

 .Argentina
IRSA                                           280,000     320,000
Perez Companc                                        0     230,000

 .Chile
Embotelladora Andina                                 0      70,000

------------------------------------------------------------------
    Other Countries
 .Australia
Siddons Ramset                                       0     272,000
Skilled Engineering                          1,200,000   1,900,000

 .Canada
Cinar Films                                    150,000     215,000

 .Israel
ZAG Industries                                       0      75,000

Acorn International
    .Major Portfolio Changes in the Fourth Quarter

                                               Number of Shares
                                              -------------------
                                              9/30/96    12/31/96
Sales
-----------------------------------------------------------------
     Europe
 .Germany/Austria
Biotest                                        80,000           0
BWT                                            16,500           0
Fresenius Pfd.                                 14,000       5,000

 .Finland
Raision Tehtaat, Series V                      70,000           0

 .Norway
Aker Maritime (formerly known
 as Maritime Group)                           300,000     500,000
 (includes effect of merger with
 Maritime Group)
Elkjoep Norge                                 300,000     200,000
Sysdeco                                     1,000,000     660,000

 .Sweden
Allgon, Series B                              200,000           0
Frontec, Series B                             400,000     300,000
WM Data Nordic                                800,000     700,000

 .United Kingdom
Pittencrieff Resources                      1,750,000           0

 .Switzerland
Bobst                                           2,250           0

 .Greece
Ergo Bank                                     120,000     100,000

 .Netherlands
Toolex Alpha                                  145,000           0

-----------------------------------------------------------------
     Asia
 .India
Industrial Credit & Investment
 Corporation of India                         987,800       2,200

 .Japan
Aucnet                                        165,000     110,000
 (includes effect of 10% stock dividend)
Daimon                                         90,000           0
IX Corporation                                 60,000           0
Japan Information Processing                   27,000           0
King                                          100,000           0
Mr. Max                                       198,000     120,000
Promise                                       150,000      70,000
Royal                                         150,000           0

 .Indonesia
Mayora Indah                                5,416,000           0
Suba Indah                                    702,000           0

 .Thailand
International Cosmetics                       173,100           0
Srithai Superware                              97,200           0
Thai President Foods                          300,000           0

-----------------------------------------------------------------
     Latin America
 .Brazil
Banco Itau Pfd.                            26,000,000  23,000,000

 .Peru
Credicorp                                     370,000           0

-----------------------------------------------------------------
     Other Countries
 .Australia
Command Petroleum Holdings                 12,000,000           0
Petroleum Securities Australia              1,700,000   1,400,000
Village Roadshow Pfd.                         750,000           0

 .Canada
Shaw Communications                         1,000,000     710,000
Veritas Energy Services
 (exchangeable into
 Veritas DGC)                                 460,000     395,000

 .Israel
Alliance Tire                                 397,810           0

 .South Africa
Kersaf Investments                            460,000           0

Acorn International
    .Statement of Investments December 31, 1996

Number of Shares                                       Value (000)
------------------------------------------------------------------

                                           Common Stocks and Other
                                     Equity-Like Securities: 91.7%
------------------------------------------------------------------
Europe: 50.3%
            .Germany/Austria: 5.3%
   120,000  Fresenius                                     $ 24,139
     5,000  Fresenius Pfd.                                   1,032
            Dialysis Equipment & Solutions
   165,000  Rhoen Klinikum Pfd.                             16,381
   100,000  Rhoen Klinikum                                  10,447
            Hospital Management
   190,000  Flughafen Wien                                   9,676
            Vienna Airport Authority (Austria)
    50,000  Marschollek Lautenschlager                       7,787
            Financial Planning
    40,000  Escada                                           6,463
            Fancy Dresses
   400,000  United International Holdings (b)                4,900
            Cable Television for Austria &
            Other Countries (Austria)
    15,000  Binding-Brauerei                                 4,769
            Brewer
    21,000  Cewe Color Holding                               4,769
            Photographic Developing & Printing
    15,000  Pfleiderer                                       4,127
            Construction Materials
     5,000  KTM-Motorradholding (b)                            279
            Off-Road Motorcycles
------------------------------------------------------------------
                                                            94,769
            .Denmark: 0.6%
    16,000  Falck                                            4,774
            Emergency Services
    31,000  Kompan International (c)                         4,362
            Playground Equipment
    20,000  Carli Gry (b)                                      956
            Casual Clothing
------------------------------------------------------------------
                                                            10,092
            .Finland: 3.6%
   500,000  TT Tieto, Cl. B (c)                             42,189
            Computer Services/Consulting
   100,000  Vaisala, Cl. A                                   6,509
            Meteorological Instruments
   370,000  Benefon (c)                                      6,414
            Mobile Telephones
    80,000  Fiskars, Series A                                5,988
            Scissors & Gardening Tools
   105,000  Sentra, Cl. A (c)                                3,474
            Food Retailer
------------------------------------------------------------------
                                                            64,574
 .Norway: 1.4%
 1,000,000  SensoNor (b)                                     9,240
            Electronic Sensors for Airbags
   500,000  Aker Maritime (formerly
             known as Maritime Group)                        6,812
            Oil Field Equipment & Services
   200,000  Elkjoeb Norge                                    5,857
            Consumer Electronics Retailer
   660,000  Sysdeco (b)                                      2,646
            Software "Toolsets" & Systems
------------------------------------------------------------------
                                                            24,555
            .Sweden: 8.2%
   700,000  WM Data Nordic                                  60,486
            Computer Services/Consulting
   150,000  Hennes & Mauritz, Cl. B                         20,738
            Apparel Stores
   800,000  Getinge Industrier                              15,759
            Sterilization & Disinfection Equipment
   320,000  Autoliv                                         14,013
            Seatbelts & Airbags
   450,000  Pricer, Cl. B (b)                               11,072
            Electronic Shelf Labels for Supermarkets
   315,000  Esselte, Series A                                7,151
            Office Supplies & Related Equipment
   300,000  Frontec, Series B (b)                            5,185
            Electronic Commerce Software & Services
   160,000  Hexagon                                          4,171
            Industrial Conglomerate
   300,000  Bure Investment                                  3,559
            Health Care Services & Investments
    35,000  Scala International (b)                          3,178
            Accounting Software
------------------------------------------------------------------
                                                           145,312
            .France: 4.4%
   100,000  Sligos                                          13,080
            Computer Services/Credit Card Processing
    94,000  Cetelem                                         10,849
            Credit Cards
    80,000  Axime Ex Segin (b)                               9,233
            Computer Services
    45,000  Guilbert                                         8,786
            Office Supplies Distributor
    62,000  NRJ                                              7,847
            Radio Network
    70,000  Spir Communications                              6,650
            Regional Newspapers
    42,000  Virbac                                           4,985
            Drugs for Animals
    50,000  Technip                                          4,684
            Engineering & Construction

See accompanying notes to financial statements

Acorn International
    .Statement of Investments

Number of Shares                                        Value (000)
-------------------------------------------------------------------
    20,000  Canal Plus                                        4,409
            Pay TV
    40,000  Fininfo                                           4,232
            Financial Data Feeds
    30,000  CEP Communications                                2,115
            Trade Magazines & Book Publisher
    15,000  Groupe Partouche                                  1,226
            Casinos
    30,000  Groupe AB (b)                                       431
            Television Programming
-------------------------------------------------------------------
                                                             78,527
            .United Kingdom: 12.7%
 1,800,000  Serco Group                                      20,761
            Facilities Management
 2,000,000  Capita Group                                     16,651
            Outsourcing Government Services
 1,800,000  Oriflame International                           16,480
            Natural Cosmetics Sold Door-to-Door
 1,550,000  Powerscreen International                        14,987
            Mobile Crushing & Screening Equipment
 3,000,000  Medeva                                           13,117
            Drugs for Hyperactive Children
 1,610,000  N. Brown Group                                   12,357
            Mail Order Clothing in Large Sizes
   467,000  International CableTel (b)                       11,792
            Cable TV & Telephone System
 3,700,000  City Centre Restaurants                           8,738
            Fast Food Restaurants
 1,700,000  Securicor Group, Cl. A                            8,131
            Mobile Communications
 1,700,000  Rotork                                            7,491
            Valve Actuators for Oil & Water Pipelines
12,000,000  Premier Oil (b)                                   7,290
            Oil & Gas Producer
   710,000  Edinburgh Fund Managers                           6,853
            Investment Management
 2,500,000  Capital                                           6,845
            Classy Casinos
   500,000  Comcast UK Cable Partners (b)                     6,813
            Cable TV & Telephone System
 1,800,000  Body Shop International                           6,238
            Natural Cosmetics & Toiletries
   410,000  Vosper Thornycroft Holdings                       6,097
            Naval Shipbuilding
 3,500,000  St. James Place                                   5,900
            Life Insurance
 1,330,000  Ivory & Sime                                      5,679
            Investment Management
   720,000  Seton Healthcare Group                            5,600
            Pharmaceuticals
   700,000  Dorling Kindersley                                4,929
            Reference Books & CD-ROMs
 3,000,000  Peek                                              4,826
            Traffic Control Systems
13,000,000  Electronics Boutique (b)                          4,561
            Videogame/Computer Software Stores
 1,400,000  HALMA                                             4,540
            Fire Detection Devices & Burglar Alarms
   900,000  Tunstall                                          4,135
            "I've fallen and I can't get up" Monitors
   500,000  Expro International Group                         4,043
            Oil Field Services
   670,000  Ethical Holdings (b) (c)                          3,894
            Drug Delivery
 1,100,000  Bluebird Toys                                     3,699
            "Polly Pocket" Toy Manufacturer
   150,000  Planning Sciences (b)                             1,800
            Database & Business Intelligence Software
     5,000  Hozelock Group                                       39
            Manufacturer of Garden Hoses
-------------------------------------------------------------------
                                                            224,286
            .Switzerland: 3.0%
     6,500  Societe Generale de Surveillance                 15,926
            Inspection/Testing of Trade Goods
    25,000  Phoenix Mecano                                   13,070
            Electrical Components Manufacturer
    13,000  Liechtenstein Global Trust                        6,641
            Banking & Investment Management
     7,000  Suedelektra Holding (b)                           6,386
            Diversified Pool of Commodity-Related Projects
    12,000  Societe Generale d'Affichage                      5,362
            Billboard Advertising
     1,500  Disetronic Holding (b)                            3,307
            Medical Equipment
    10,000  Prodega (c)                                       2,871
            Cash-and-Carry Retailer
-------------------------------------------------------------------
                                                             53,563
            .Italy/Greece: 5.4%
 7,100,000  Banca Fideuram                                   15,559
            Life Insurance & Mutual Funds
 2,400,000  Saipem SPA                                       11,077
            Pipeline Construction & Drilling Contractor
   550,000  Banca Popolare Di Bergamo                         9,043
            Regional Bank
   275,000  Hellenic Bottling                                 8,811
            Coca-Cola Bottler (Greece)
   600,000  Gewiss                                            7,892
            Electrical Plugs & Switches
 3,100,000  Costa Crociere                                    7,503
            Mediterranean Cruise Line

See accompanying notes to financial statements

Number of Shares                                            Value (000)
-----------------------------------------------------------------------

 2,000,000  Editoriale L'Espresso (b)                          $  5,524
            Newspapers & Magazines
   100,000  Ergo Bank                                             5,069
            Bank (Greece)
   200,000  Industrie Natuzzi                                     4,600
            Leather Couches
 1,100,000  Banca Di Legnano                                      4,401
            Regional Bank
 1,600,000  Tecnost                                               4,293
            ATM, Lotto, Toll Collection Equipment Manufacturer
   400,000  Mediolanum (b)                                        3,775
            Life Insurance & Mutual Funds
   150,000  Intracom (b)                                          3,374
            Telecommunications Equipment (Greece)
   400,000  Attica Enterprises                                    2,756
            Ferry Line (Greece)
    80,000  Cellular Communications
             International (b)                                    2,320
            Mobile Communications
-----------------------------------------------------------------------
                                                                 95,997
            .Turkey: 0.0%
48,974,000  Sabah Yayincilik                                        628
            Newspapers, Magazines

            .Spain/Portugal: 1.8%
   100,000  Mapfre Vida                                           6,919
            Life Insurance & Mutual Funds
   110,000  Campofrio Alimentacion (formerly
             known as Conservera Campofrio)                       5,209
            Sausage Maker
   160,000  Cortefiel                                             4,797
            Apparel Retailer
   200,000  Vallehermoso                                          4,328
            Residential Property Developer & Landlord
   250,000  Estoril Sol (b)                                       2,979
            Casino Resort (Portugal)
   170,000  Lusotur (b)                                           2,628
            Real Estate/Resort Developer (Portugal)
    16,000  Zardoya Otis                                          1,857
            Elevator Maintenance
   150,000  Filmes Lusomundo (b)                                  1,726
            Newspapers, Radio, Video, Film
            Distribution (Portugal)
   350,000  Televisao Independente (b)                            1,037
            Television Station (Portugal)
     7,000  Oscar Mayer S.A.                                         28
            Sausage Maker
-----------------------------------------------------------------------
                                                                 31,508
            .Netherlands: 3.4%
   920,000  Getronics                                            24,944
            Computer Consulting
   620,000  Kempen (c)                                           12,186
            Stock Brokerage/Investment Management
   110,000  Hunter Douglas                                        7,408
            Blinds
   280,000  Telegraaf Holdings                                    5,892
            Newspaper Publisher
   300,000  Fugro McClelland                                      5,324
            Engineering, Consulting & Surveying
    40,000  Wegener                                               3,704
            Newspaper Publisher
-----------------------------------------------------------------------
                                                                 59,458
            .Hungary: 0.3%
   125,000  Cofinec (b)                                           3,781
            Consumer Goods Packaging
    20,000  Gedeon Richter                                        1,169
            Generic Drugs
-----------------------------------------------------------------------
                                                                  4,950
            .Eastern Europe: 0.2%
   200,000  Bank Komunalny                                        1,888
            Bank (Poland)
    62,500  RAO Gazprom                                           1,103
            Gas Pipelines & Production (Russia)
-----------------------------------------------------------------------
                                                                  2,991
                                                               --------
Europe: Total                                                   891,210

-----------------------------------------------------------------------
Asia: 25.8%
            .China: 0.3%
   390,000  AES China Generating (b)                              4,973
            Independent Power
            .Hong Kong: 2.8%
11,000,000  JCG Holdings                                         10,737
            Consumer Finance
 5,500,000  Varitronix International                              9,955
            LCD Manufacturer
10,000,000  Li and Fung                                           8,856
            Sourcing of Consumer Goods
20,000,000  Golden Harvest Entertainment                          6,723
            Movie Distribution & Exhibition
15,000,000  Vitasoy International Holdings                        6,545
            Soya Milk Manufacturer
12,000,000  Manhattan Card                                        6,089
            Chase's Local Credit Card
 1,000,000  Chen Hsong Holdings                                     608
            Plastic Injection Moulding Machines
 1,500,000  Vanda Systems                                           393
            Computer Services
    65,000  Television Broadcast                                    260
            Television Broadcasting
-----------------------------------------------------------------------
                                                                 50,166

Acorn International
    .Statement of Investments

Principal Amount or
Number of Shares                                          Value (000)
---------------------------------------------------------------------
            .India/Pakistan: 1.0%
    82,702  Housing Development Finance                      $  5,100
            Mortgage Lender
   300,000  IS Himalaya Fund (b)                                3,870
            Closed-End Fund
 1,047,800  Zee Telefilms (c)                                   2,581
            Hindi Television Programming & Broadcasting
   299,450  Max India                                           1,834
Rs  50,000  Max India Zero Coupon                                 306
    50,000  Max India New Shares                                  306
            Penicillin & Mobile Phones
   810,000  Tube Investment GDR                                 1,418
            Bicycle Manufacturer
   219,035  Pakistan State Oil                                  1,404
            Oil Distribution (Pakistan)
   342,100  Kotak Mahindra Finance                                700
            Consumer Finance
 2,000,000  Centurion Quantum Growth (b)                          223
            Closed-End Fund
---------------------------------------------------------------------
                                                               17,742
            .Japan: 9.9%
   225,000  Noritsu Koki                                       10,565
            Photo Processing Lab Manufacturer
   230,000  Hokuto                                             10,086
            Mushroom Grower
   163,000  Secom                                               9,844
            Security Alarm Systems
   130,000  Nichiei                                             9,576
            Lender to Small & Medium Size Businesses
       300  NTT Data                                            8,762
            Data Communications
   120,000  Nintendo                                            8,571
            Video Games
   220,000  Konami                                              7,487
            Entertainment Software/Hardware
   110,000  Sanyo Shinpan                                       6,871
            Consumer Finance
   100,000  Paramount Bed                                       6,375
            Hospital Bed Manufacturer
   325,000  Meitec                                              6,188
            Engineering Outsourcing
   195,000  Sankyo                                              5,695
            Pachinko Machine Manufacturer
   200,000  Mirai Industry                                      5,428
            Manufacturer of Plastic Housing Components
   110,000  HIS                                                 5,307
            Travel Agent
   570,000  Chuo Trust & Banking                                4,857
            Banking
 1,330,000  Tokyu Land (b)                                      4,629
            Real Estate
   200,000  Central Uni                                         4,566
            Health Care/Medical Equipment
   165,000  Lasertec                                            4,492
            Manufacturer of LCD & Photomask Defect Detectors
   150,000  Itariyard                                           4,045
            Designer/Wholesaler of Women's Apparel
   135,000  Xebio                                               4,013
            Sporting Goods Retailer
   255,000  Heiwa                                               3,998
            Pachinko Machine Manufacturer
   113,720  Nihon Jumbo                                         3,958
            Photo Processing Lab
   120,000  NuSkin Asia Pacific (b)                             3,705
            Personal Care Products
    50,000  Ryohin Keikaku                                      3,705
            Muji Brand Designer & Specialty Retailer
   142,000  Mars Engineering                                    3,609
            Gaming Systems & Machinery
   110,000  Aucnet                                              3,554
            Used Auto Auctions Via Satellite
    70,000  Promise                                             3,438
            Consumer Finance
    50,000  Tiemco (b)                                          3,196
            Fishing Equipment
   130,000  Arrk                                                3,002
            Industrial Modeling
   430,000  Nanto Bank                                          2,845
            Banking
    70,000  Amway Japan                                         2,243
            Network Sales
    60,000  People                                              1,809
            Sports Clubs
   120,000  Mr. Max                                             1,592
            Household Goods & Appliance Retailer
   150,000  Cats                                                1,422
            Pest Control
   165,000  Sochiko                                             1,422
            Film, Television & Kabuki Producer
    50,000  Aderans                                             1,219
            Hairpieces & Wigs
    80,000  Belluna                                             1,199
            Catalog Sales
    50,000  Shinki                                              1,154
            Corporate & Consumer Lending
    25,000  Orix                                                1,038
            Leasing Company
---------------------------------------------------------------------
                                                              175,465
            .Korea/Taiwan: 4.3%
    20,500  Korea Mobile Telecom                               21,007
            Mobile Communications

See accompanying notes to financial statements


Number of Shares                                           Value (000)
-----------------------------------------------------------------------

    480,000        President Enterprises (b)                 $  8,640
                   Food Manufacturer & Distributor (Taiwan)

     80,000        Formosa Fund (b)                             7,560
                   Closed-End Fund (Taiwan)

    460,000        Kookmin Bank                                 7,320
                   Retail Bank

    215,000        Dongbu Fire & Marine Insurance (b)           7,176
                   Non-Life Insurance

     95,000        Daehan City Gas                              6,854
                   Gas Utility

     70,000        Taipei Fund (b)                              6,405
                   Closed-End Fund (Taiwan)

    230,000        Formosa Growth Fund (b)                      3,594
                   Closed-End Fund (Taiwan)

     74,161        Shinsegae                                    2,719

      5,039        Shinsegae (New) (b)                            185
                   Department Stores

     10,260        S1 Corporation (b)                           1,881

      4,740        S1 Corporation (New) (b)                       779
                   Systems Security

    150,000        Baring Taiwan Fund (b)                       1,575
                   Closed-End Fund (Taiwan)
----------------------------------------------------------------------
                                                               75,695
                   .Malaysia: 2.2%

  2,350,000        Malaysian Assurance Alliance                11,445
                   Insurance

  1,900,000        Malaysian Oxygen                             9,780
                   Industrial Gases

  1,615,000        Arab Malaysian Finance                       9,017
                   Consumer Finance

    770,000        O.Y.L. Industries                            8,156
                   Air Conditioners
----------------------------------------------------------------------
                                                               38,398
                   .Indonesia: 1.4%

  3,000,000        Bank Niaga                                   7,111
                   Banking

  1,500,000        Modern Photo Film                            4,762
                   Fuji Film Distributor

  2,939,900        Tigaraksa Satria (b) (c)                     4,107
                   Distributor of Consumer Goods

  3,000,000        Mustika Ratu                                 4,063
                   Traditional Cosmetics

    230,000        Unilever                                     3,943
                   Consumer Goods
----------------------------------------------------------------------
                                                               23,986
                   .Philippines: 1.6%

 25,000,000        Int'l Container Terminal Services (b)       13,070
                   Container Handling Terminals &
                   Port Management

  3,000,000        Philippine Savings Bank (b)                  7,186
                   Banking

  8,000,000        PILTEL (b)                                   6,768
                   Mobile Communications

  3,700,000        Mondragon International (b)                  1,653
                   Casinos/Resort
----------------------------------------------------------------------
                                                               28,677
                   .Singapore: 1.4%

  5,400,000        Genting International                       12,960
                   Cruise Line

  2,999,600        Venture Manufacturing                        7,463

  2,457,000        Venture Manufacturing Warrants
                    7/26/99 (b)                                 3,952
                   Contract Electronics Manufacturer

    430,000        Datacraft Asia                                 718
                   Network Services

----------------------------------------------------------------------
                                                               25,093
                   .Thailand: 0.9%

  5,000,000        Shinawatra Satellite                         5,655
                   Satellite Leasing

    200,000        Serm Suk                                     5,343
                   Pepsi Bottler

    320,000        Bangkok Insurance                            4,543
                   Finance/Insurance

  2,600,000        Sinpinyo Fund V (b)                          1,141
                   Closed-End Fund
----------------------------------------------------------------------
                                                               16,682
                                                              --------
Asia: Total                                                    456,877

----------------------------------------------------------------------
Latin America: 8.1%
                   .Mexico: 2.7%

    600,000        Kimberly Clark de Mexico                    11,852
                   Paper Products

    450,000        Bufete Industrial (b)                        9,563
                   Engineering & Construction

  3,000,000        Nadro, Series L                              8,956
                   Pharmaceutical Distributor

  1,200,000        Grupo Industrial Bimbo                       7,165
                   Bread, Baked Goods & Snacks

    700,000        Grupo Radio Centro (b)                       4,813
                   Radio Stations & Networks

  2,100,000        Fondo Opcion, Series B (b)                   1,814
                   Real Estate Investment Fund

  5,500,000        Grupo Herdez, Series B                       1,502
                   Sauces & Condiments

    353,375        GBM Atlantico (b)                              972
                   Bank & Brokerage

    107,000        Cofar                                          150
                   Drug Stores
----------------------------------------------------------------------
                                                               46,787

Acorn International
    .Statement of Investments

Number of Shares                                             Value (000)
------------------------------------------------------------------------
                    .Brazil: 1.8%
     23,000,000     Banco Itau Pfd.                             $  9,961
                    Bank
    215,000,000     Cemig Pfd.                                     7,325
                    Electric Utility
     35,000,000     Telemig                                        4,378
     35,000,000     Telemig Pfd.                                   4,328
                    Telecommunications
      3,000,000     White Martins                                  4,331
                    Industrial Gases
        150,000     Elevadores Atlas                               1,472
                    Elevator Services
      1,000,000     Brazilian Smaller Companies Warrants             475
                    Closed-End Fund
------------------------------------------------------------------------
                                                                  32,270

                    .Argentina: 1.5%
      6,000,000     Siderca                                       10,952
                    Steel Pipe Producer
        320,000     IRSA                                          10,200
                    Real Estate Management & Development
      1,400,000     Cresud (b)                                     2,478
                    Agriculture
        230,000     Perez Companc (b)                              1,617
                    Oil & Gas Producer
        240,000     Siderar (b)                                      691
                    Flat Rolled Steel
        229,500     Cerveceria Biekert (b)                           390
                    Brewer
------------------------------------------------------------------------
                                                                  26,328

                    .Chile: 1.0%
        280,000     Santa Isabel                                   6,335
                    Grocery Stores
        150,000     Genesis Chile Fund                             5,513
                    Closed-End Fund
        260,000     Banco BHIF (b)                                 4,257
                    Financial Services
         70,000     Embotelladora Andina                           2,135
                    Coca-Cola Bottler
------------------------------------------------------------------------
                                                                  18,240

                    .Peru: 0.1%
      2,527,334     Enrique Ferreyros                              2,433
                    Heavy Machinery Dealer

                    .Other Latin America: 1.0%
        150,000     Banco Latinoamericano
                      de Exportaciones                             7,613
                    Trade Financing (Panama)
        100,000     Ceteco Holdings                                5,752
                    Appliances Retailer (Central America)
        100,000     Panamerican Beverages                          4,688
                    Coca-Cola Bottler (Panama)
        450,000     Global Casinos Cv. Pfd. (b)                      340
         22,500     Global Casinos (b)                                96
                    Casino Operator (Aruba)
------------------------------------------------------------------------
                                                                  18,489
                                                                 -------
Latin America: Total                                             144,547
------------------------------------------------------------------------
Other Countries: 7.2%

                    .Australia/New Zealand: 4.1%
      4,000,000     Village Roadshow Pfd. Cl. A                   10,866
                    Film Distribution, Exhibition & Production
      2,000,000     Publishing & Broadcasting                      9,722
                    Media & TV Broadcasting
      1,750,000     Sky City                                       9,534
                    Casino & Hotel (New Zealand)
      1,900,000     Skilled Engineering                            6,414
                    Temporary Skilled Labor
      4,000,000     Austereo                                       6,354
                    Radio Stations
      1,400,000     Petroleum Securities Australia  (b)            6,149
                    Oil & Gas Producer
      3,600,000     Tyndall Australia                              6,148
                    Money Management & Insurance
      4,600,000     Sonic Healthcare                               5,481
                    Pathology Labs
      3,700,000     Burswood Property Trust                        4,732
                    Perth Casino & Resort
        600,000     PDL Holdings                                   3,243
                    Electrical Equipment Manufacturer &
                    Distributor (New Zealand)
        175,000     Hudson Conway (b)                              2,224
                    Casino Managers
        272,000     Siddons Ramset                                 1,448
                    Manufacturer & Distributor of
                    Construction Materials
                                                                 -------
                                                                  72,315

                    .Canada: 2.6%
      1,000,000     Ranger Oil                                     9,875
                    Oil & Gas Producer
        435,000     Shaw Industries, Cl.A                          8,791
                    Oil Field Services
        395,000     Veritas Energy Services
                     (exchangeable into Veritas DGC) (b)           7,493
                    Geophysical Contractor
        215,000     Cinar Films, Cl. B (b)                         5,590
                    Children's Television Programming
      1,400,000     Pan East Petroleum (b)                         5,005
                    Oil & Gas Producer
        710,000     Shaw Communications                            3,937
                    Cable TV
        500,000     Cogeco (b)                                     2,626
                    Cable TV

See accompanying notes to financial statements

Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------

     300,000  Cogeco Cable                                           $    1,926
              Cable TV
     250,000  Fundy Cable (b)                                             1,386
              Cable TV
-------------------------------------------------------------------------------
                                                                         46,629

              >Israel: 0.5%
     325,000  Blue Square Israel (b)                                      4,631
              Supermarkets & Department Stores
     200,000  Pec Israel Economic (b)                                     3,350
              Industrial Holdings
      75,000  ZAG Industries (b)                                          1,238
              Plastic Hardwares
-------------------------------------------------------------------------------
                                                                          9,219
                                                                      ---------
Other: Total                                                            128,163

-------------------------------------------------------------------------------
Foreign Corporations, Operations in the U.S.: 0.3%

     161,000  Carnival                                                    5,313
              Cruise Ship Line (Panama)
                                                                      ---------
Foreign Corporations, Operations in the U.S.: Total                       5,313

       4,744  Miscellaneous Securities: 0.0%                                 12



Principal Amount or
Number of Shares                                                     Value (000)
-------------------------------------------------------------------------------
Total Common Stocks and Other                                         ---------
   Equity-Like Securities: 91.7%                                     $1,626,122
              (Cost: $1,212,620)


Short-Term Obligations: 8.6%
              Yield 5.40% -- 5.80% Due January 1997
     $28,628  Whirlpool Finance                                          28,596
     $23,440  Commercial Credit                                          23,414
     $18,694  Cargill                                                    18,649
     $18,315  Sears Acceptance                                           18,293
     $17,765  Prudential Funding                                         17,740
     $14,533  General Motors Acceptance                                  14,522
     $12,834  Hertz                                                      12,822
     $12,346  Travelers Insurance                                        12,321
      $6,220  American Brands                                             6,205
-------------------------------------------------------------------------------
              (Amortized Cost: $152,562)                                152,562

                                                                      ---------
Total Investments: 100.3%                                             1,778,684
              (Cost: $1,365,182)

                                                                      ---------
Cash and Other Assets Less Liabilities: (0.3)%                           (6,141)

                                                                      ---------
Total Net Assets: 100%                                               $1,772,543
===============================================================================


 .Notes to Statement of Investments



(a) At December 31, 1996, for federal income tax purposes cost of investments was $1,375,809,000 and net unrealized appreciation was $402,875,000 consisting of gross unrealized appreciation of $515,699,000 and gross unrealized depreciation of $112,824,000.
(b)  Non-income producing security.
(c) On December 31, 1996, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Prodega (Switzerland)..............................................10.00%
Estoril Sol (Portugal)............................................. 9.71%
Sentra (Finland)................................................... 9.24%
Benefon (Finland).................................................. 8.91%
Tigaraksa Satria (Indonesia)....................................... 7.26%
Kompan International (Denmark)..................................... 6.58%
Kempen (Netherlands)............................................... 6.31%
Fondo Opcion....................................................... 6.28%
TT Tieto (Finland)................................................. 5.69%
Zee Telefilms (India).............................................. 5.61%
Ethical Holdings (UK).............................................. 5.14%

The aggregate cost and value of investments in these companies at December 31, 1996, was $60,279,000 and $86,872,000 respectively. The market value of these securities represents 4.90% of the total net assets at December 31, 1996. During the year ended December 31, 1996, the cost of purchases and proceeds from sales in affiliated companies were $10,221,000 and $25,879,000, respectively. Net dividends received from these companies amounted to $1,495,000 and net realized gain on sale of investments in such companies amounted to $1,948,000.

Acorn International
    +Portfolio Diversification

At December 31, 1996, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                    Value (000)     Percent
---------------------------------------------------------------------------
+Information
Computer Systems                                    $  115,669          6.5%
Software/Services                                       94,040          5.3
Broadcasting/CATV                                       77,846          4.4
Distribution                                            67,860          3.8
Mobile Communications                                   40,440          2.3
Consumer Electronics                                    28,882          1.6
Instrumentation                                          6,517          0.4
Equipment                                                3,374          0.2
---------------------------------------------------------------------------
                                                       434,628         24.5

+Health Care
Biotechnology/Drug Delivery                             40,205          2.3
Hospital/Laboratory Supplies                            37,027          2.1
Services                                                30,387          1.7
Equipment                                               23,632          1.3
---------------------------------------------------------------------------
                                                       131,251          7.4

+Consumer Goods/Services
Retail                                                 173,969          9.8
Manufacturers                                          108,279          6.1
Entertainment/Leisure                                   75,210          4.3
Food                                                    69,982          3.9
Recreational Vehicles                                    1,697          0.1
---------------------------------------------------------------------------
                                                       429,137         24.2

+Finance
Money Management                                       100,276          5.7
Banks                                                   74,911          4.2
Insurance                                               26,425          1.5
Other                                                  112,394          6.4
---------------------------------------------------------------------------
                                                       314,006         17.8



                                                    Value (000)     Percent
---------------------------------------------------------------------------

+Industrial Goods/Services
Services                                            $  110,650          6.2%
Machinery Processing                                    57,752          3.3
Steel                                                    6,788          0.4
Forest Products/Construction                             4,127          0.2
---------------------------------------------------------------------------
                                                       179,317         10.1

+Energy/Minerals
Oil/Gas Producers                                       42,163          2.4
Oil Services                                            32,884          1.8
Independent Power                                       19,152          1.1
Mining                                                   6,149          0.3
Refining/Marketing                                       1,404          0.1
---------------------------------------------------------------------------
                                                       101,752          5.7

+Real Estate                                            23,599          1.3

+Transportation                                         12,432          0.7

Total Short Term Obligations                           152,562          8.6
                                                    -----------------------
Total Investments:                                  $1,778,684        100.3%
===========================================================================


See accompanying notes to financial statements

Acorn Family of Funds
     .Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International and Acorn USA as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acorn Fund, Acorn International and Acorn USA, as of December 31, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                            ERNST & YOUNG LLP
Chicago, Illinois
January 31, 1997


Acorn Family of Funds
    .Financial Highlights


Acorn Fund                                                                            Years ended 12/31,
------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                               1996     1995
Net Asset Value, beginning of year                                                                       $13.60   $12.24
Income From Investment Operations
 Net investment income                                                                                      .09      .11
 Net realized and unrealized gain (loss) on investments, foreign currency and futures                      2.93     2.42
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          3.02     2.53
Less Distributions
 Dividends from net investment income                                                                      (.11)    (.09)
 Distributions from net realized and unrealized gains reportable for federal income taxes                 (1.47)   (1.08)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                      (1.58)   (1.17)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                             $15.04   $13.60
========================================================================================================================
Total Return                                                                                               22.6%    20.8%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                    .57%     .57%
 Ratio of net investment income to average net assets                                                       .53%     .89%
 Portfolio turnover rate                                                                                     33%      29%
Net assets at end of year (in millions)                                                                  $2,842   $2,399



Acorn International                                                                   Years ended 12/31,
------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                             1996     1995
Net Asset Value, beginning of period                                                                     $16.59   $15.24
Income From Investment Operations
 Net investment income (loss)                                                                               .13      .16
 Net realized and unrealized gain (loss) on investments and foreign currency                               3.29     1.20
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          3.42     1.36
Less Distributions
 Dividends from net investment income (loss)                                                               (.12)       -
 Distributions from net realized and unrealized gains reportable for federal income taxes                  (.28)    (.01)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                       (.40)    (.01)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $19.61   $16.59
========================================================================================================================
Total Return                                                                                               20.7%     8.9%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                   1.17%    1.22%
 Ratio of net investment income (loss) to average net assets                                                .51%     .90%
 Portfolio turnover rate                                                                                     34%      26%
 Net assets at end of period (in millions)                                                               $1,773   $1,276


Acorn USA                                                                   Inception 9/4 through 12/31,
---------------------------------------------------------------------------------------------------------------
For a share outstanding throughout period                                                                  1996
Net Asset Value, beginning of period                                                                     $10.00
Income From Investment Operations
 Net investment loss                                                                                       (.02)
 Net realized and unrealized gain (loss) on investments                                                    1.67
---------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                                          1.65
---------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $11.65
===============================================================================================================
Total Return                                                                                               16.5%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (d)                                                               1.85%*
 Ratio of net investment loss to average net assets                                                        (.99%)*
 Portfolio turnover rate                                                                                     20%*
 Net assets at end of period (in millions)                                                                  $53

See accompanying notes to financial statements


------------------------------------------------------------------------------------
       1994        1993             1992     1991     1990     1989    1988     1987
     $13.95      $11.06            $9.32    $6.51    $8.58    $7.27   $6.48    $7.45

        .06         .04              .07      .11      .12      .13     .12      .14
      (1.10)       3.50             2.16     2.95    (1.62)    1.65    1.47      .12
------------------------------------------------------------------------------------
      (1.04)       3.54             2.23     3.06    (1.50)    1.78    1.59      .26

       (.11)       (.06)            (.08)    (.10)    (.13)    (.11)   (.16)    (.15)
       (.56)       (.59)            (.41)    (.15)    (.44)    (.36)   (.64)   (1.08)
------------------------------------------------------------------------------------
       (.67)       (.65)            (.49)    (.25)    (.57)    (.47)   (.80)   (1.23)
------------------------------------------------------------------------------------
     $12.24      $13.95           $11.06    $9.32    $6.51    $8.58   $7.27    $6.48
====================================================================================
       (7.4%)      32.3%            24.2%    47.3%   (17.5%)   24.8%   24.8%     4.4%

        .62%        .65%             .67%     .72%     .82%     .73%    .80%     .82%
        .55%        .30%             .72%    1.30%    1.60%    1.59%   1.52%    1.85%
         18%         20%              25%      25%      36%      26%     36%      52%
     $1,983      $2,035           $1,449   $1,150     $767     $855    $563     $418


                          Inception 9/23
                          through 12/31,
-----------------------------------------
       1994        1993             1992
     $15.94      $10.69           $10.00

        .07         .00             (.03)
       (.67)       5.25              .72
----------------------------------------
       (.60)       5.25              .69

          -           -                -
       (.10)          -                -
----------------------------------------
       (.10)          -                -
----------------------------------------
     $15.24      $15.94           $10.69
----------------------------------------
       (3.8%)      49.1%             6.9%

       1.24%       1.21%            2.35%*
        .48%        .06%           (1.37%)*
         20%         19%              20%*
     $1,363        $907              $30


(a) Average commission rate paid per share on Acorn Fund stock transactions for the year ended December 31, 1996 was $.0194.
(b) Average commission rate paid per share on Acorn International stock transactions for the year ended December 31, 1996 was $.0008.
(c) Average commission rate paid per share on Acorn USA stock transactions for the period ended December 31, 1996 was $.0567.
(d) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees.
This ratio net of custodian fees paid indirectly would have been 1.79%.

* Annualized

Acorn Family of Funds
    .Statements of Assets and Liabilities


                                                                                                   Acorn
(in thousands)                                                                       Acorn Fund  International  Acorn USA
-------------------------------------------------------------------------------------------------------------------------
12/31/96
Assets
Investments, at value (cost: Acorn Fund $1,719,867;
  Acorn International $1,365,182; Acorn USA $49,628)                               $2,852,932     $1,778,684    $53,796
Cash                                                                                        -          1,657         28
Organization costs                                                                          -             11        100
Receivable for:
  Securities sold                                                                       6,715          6,107        144
  Fund shares sold                                                                      3,612          1,872        552
  Dividends and interest                                                                1,378          1,557         13
  Other assets                                                                             26             15          -
------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                      2,864,663      1,789,903     54,633

Liabilities and Net Assets
Net unrealized depreciation on foreign forward currency contracts                          -             365          -
Payable for:
  Securities purchased                                                                  6,620         15,290      1,391
  Fund shares redeemed                                                                 14,673            725          1
  Organization costs                                                                        -              9        101
  Other                                                                                 1,318            971         55
-------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                    22,611         17,360      1,548
Net assets applicable to Fund shares outstanding                                   $2,842,052     $1,772,543    $53,085
=========================================================================================================================
Fund shares outstanding                                                               188,918         90,383      4,556
=========================================================================================================================
Pricing of Shares
Net asset value, offering price and redemption price per share                         $15.04         $19.61     $11.65
=========================================================================================================================
Analysis of Net Assets
Paid-in capital                                                                    $1,681,710     $1,355,220    $48,898
Accumulated net realized gain on sales of investments, futures
  and foreign currency transactions                                                    32,756         12,674         19
Net unrealized appreciation of investments and other assets (net of unrealized
  PFIC gains of $8,057 for Acorn Fund and $10,627 for Acorn International)          1,125,008        402,505      4,168
Undistributed net investment income (loss)                                              2,578          2,144          -
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                   $2,842,052     $1,772,543    $53,085
=========================================================================================================================

See accompanying notes to financial statements


Acorn Family of Funds
    .Statements of Operations


                                                                                       Acorn
                                                               Acorn Fund           International         Acorn USA
(in thousands)                                              Years ended 12/31     Years ended 12/31       Inception
------------------------------------------------------------------------------------------------------------------------
                                                               1996       1995       1996       1995    9/4-12/31 1996
Investment Income:
 Dividends                                                   $ 23,043   $ 23,864   $ 24,877   $ 26,345   $    35
 Interest                                                       7,662      9,264      4,023      3,969        48
------------------------------------------------------------------------------------------------------------------------
                                                               30,705     33,128     28,900     30,314        83
 Foreign taxes withheld                                          (845)      (916)    (2,681)    (2,816)        -
------------------------------------------------------------------------------------------------------------------------
   Total investment income                                     29,860     32,212     26,219     27,498        83
Expenses:
 Investment advisory                                           12,437     10,429     13,255     11,667       101
 Custodian                                                      1,079        737      2,235      1,804         6
 Transfer and dividend disbursing agent                         1,030        733      1,558      1,360        27
 Reports to shareholders                                          466        331        706        431         7
 Legal and audit                                                  152        118        142        119        27
 Registration and blue sky                                        174         26        108         92        14
 Trustees' and other                                              216        239        209        383         8
------------------------------------------------------------------------------------------------------------------------
   Total expenses                                              15,554     12,613     18,213     15,856       190
 Less custodian fees paid indirectly                                -          -          -          -        (6)
------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                  15,554     12,613     18,213     15,856       184
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   14,306     19,599      8,006     11,642      (101)
Net Realized and Unrealized Gain (Loss) on Investments,
 Futures and Foreign Currency Transactions:
  Net realized gain (loss) on sales of investments            298,665    198,606     48,566     (1,937)      120
  Net realized gain (loss) on foreign currency
   transactions                                                     -       (118)     1,291    (16,959)        -
 Net realized loss on futures                                 (22,053)   (12,798)         -          -         -
 Change in net unrealized appreciation on
  investments and foreign currency transactions               250,750    211,069    221,576    114,583     4,168
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments,
 futures and foreign currency transactions                    527,362    396,759    271,433     95,687     4,288
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $541,668   $416,358   $279,439   $107,329   $ 4,187
========================================================================================================================

See accompanying notes to financial statements

Acorn Family of Funds
    .Statements of Changes in Net Assets


                                                                                          Acorn
                                                             Acorn Fund               International           Acorn USA
(in thousands)                                            Years ended 12/31         Years ended 12/31         Inception
--------------------------------------------------------------------------------------------------------------------------
                                                          1996         1995         1996         1995    9/4-12/31 1996
From Operations:
 Net investment income (loss)                          $   14,306   $   19,599   $    8,006   $   11,642   $    (101)
 Net realized gain (loss) on sales of  investments,
  futures and foreign currency transactions               276,612      185,690       49,857      (18,896)        120
 Change in net unrealized appreciation of
  investments and foreign currency transactions           250,750      211,069      221,576      114,583       4,168
--------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                       541,668      416,358      279,439      107,329       4,187
Distributions to Shareholders From:
 Net investment income (a)                                (19,687)     (14,810)     (10,368)           -           -
 Net realized gain                                       (261,454)    (177,941)     (24,680)      (1,050)          -
--------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                   (281,141)    (192,751)     (35,048)      (1,050)          -
From Fund Share Transactions:
 Reinvestment of dividends and capital
  gain distributions                                      257,125      173,543       33,033        1,001           -
 Proceeds from other shares sold                          358,315      292,683      386,765      147,138      49,912
--------------------------------------------------------------------------------------------------------------------------
                                                          615,440      466,226      419,798      148,139      49,912
 Payments for shares redeemed                            (432,510)    (274,314)    (167,890)    (340,704)     (1,014)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
    Fund share transactions                               182,930      191,912      251,908     (192,565)     48,898
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   443,457      415,519      496,299      (86,286)     53,085
Net Assets:
 Beginning of period                                    2,398,595    1,983,076    1,276,244    1,362,530           -
 End of period (b)                                     $2,842,052   $2,398,595   $1,772,543   $1,276,244   $  53,085
==========================================================================================================================

(a) Includes distributions of unrealized PFIC gains of $2,671 in 1996 and $592 in 1995 for Acorn Fund and $3,813 in 1996 for Acorn International.

(b) Includes undistributed net investment income (loss) of $2,578 in 1996 and $5,288 in 1995 for Acorn Fund; $2,144 in 1996 and $693 in 1995 for Acorn International; and $0 in 1996 for Acorn USA.

See accompanying notes to financial statements

Acorn Family of Funds
    .Notes to Financial Statements


1. Nature of Operations

Acorn Fund, Acorn International and Acorn USA (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2. Significant Accounting Policies
     .Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     .Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     .Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. For Acorn Fund, net realized gains include distributions of realized gains from other investment companies of $1,395,520 in 1996 and $877,200 in 1995. For Acorn USA, net realized gains include distributions of realized gains from other investment companies of $21,360 in 1996.

     .Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     There were no futures contracts or forward foreign currency contracts open at December 31, 1996 in Acorn Fund. There were no futures contracts open at December 31, 1996 in Acorn International. Acorn International entered into forward contracts to sell foreign currency, settling March 20 through June 19, 1997, as described below:

                                        U.S. Dollar      Unrealized Gain
 Foreign Amount    Currency           Proceeds (000)      (Loss) (000)
-----------------------------------------------------------------------
 54,000,000      Swiss Franc             $40,617             $149
 91,000,000      German Mark             $58,820            ($506)
200,000,000      Hong Kong Dollar        $25,834              ($8)
                                                            -----
                                                            ($365)

Acorn Family of Funds
     .Notes to Financial Statements

Acorn USA did not enter into any futures or forward foreign currency contracts during the period ended December 31, 1996.

     .Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     .Federal income taxes, dividends and distributions to shareholders

Acorn Fund and Acorn International have complied with the special provisions of the Internal Revenue Code available to investment companies for the years ended December 31, 1996 and December 31, 1995. In accordance with the distribution requirements imposed on investment companies, Acorn Fund and Acorn International paid long-term capital gain distributions in 1996 of $241,989,000 and $24,680,000, respectively, which was sufficient to allow each fund not to incur any income tax. Acorn USA also complied with these provisions for the period ended December 31, 1996 and was not required to pay a distribution.

     Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

     Acorn Fund and Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, Acorn Fund recognized unrealized appreciation on PFICs of $2,671,000 in 1996. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $7,124,000. Distributions to shareholders from net investment income relating to PFICs were $2,671,000 in 1996.

     In accordance with its PFIC election, for the year ended December 31, 1996, Acorn International recognized unrealized appreciation on PFICs of $3,813,000. The cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $5,306,000. Distributions to shareholders from net investment income relating to PFICs were $3,813,000. Prior to 1996, the Fund recognized unrealized PFIC gains of $11,427,000, which were offset by accumulated net realized losses on foreign currency transactions and therefore were not required to be distributed.

     Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

     Reclassifications have been made in 1996 for Acorn USA in the accompanying analysis of net assets from undistributed net investment loss to accumulated net realized gain on sales of investments of $101,000 to reflect differences between financial reporting and income tax bases.

3. Transactions With Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreements with WAM, each fund pays the advisor an annual management fee, payable monthly, at the rates set forth below, which are determined at the beginning of each calendar quarter:

Acorn Fund
------------------------------------------
Net asset value:
For the first $100 million            .75%
Next $1.4 billion                     .50%
Net assets in excess of $1.5 billion  .40%

Acorn International
------------------------------------------
Net asset value:
For the first $100 million           1.25%
Next $400 million                    1.00%
Net assets in excess of $500 million  .80%

Acorn USA
------------------------------------------
Net asset value:
For the first $200 million           1.00%
Net assets in excess of $200 million  .95%

      Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of $115,700 in 1996 and $134,000 in 1995; Acorn International paid $99,700 in 1996 and $89,000 in 1995 and Acorn USA paid $600 in 1996 to trustees not affiliated with WAM. Included in these fees are amounts paid to the Chairman of the Board of $43,200 and $49,000 by Acorn Fund and $37,600 and $32,000 by Acorn International for 1996 and 1995, respectively, and $200 by Acorn USA for 1996.

     WAM advanced Acorn International $71,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period January, 1993 though September, 1997. WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September, 1996 though August, 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

Acorn Fund
----------------------------------------------------------
(in thousands)                               1996    1995
Shares sold                                 23,744  21,831
Shares issued in reinvestment of
 dividend and capital gain distributions    17,382  12,817
                                            --------------
                                            41,126  34,648
Less shares redeemed                        28,523  20,322
                                            --------------
Net increase in shares outstanding          12,603  14,326
==========================================================

Acorn International
----------------------------------------------------------
(in thousands)                               1996    1995

Shares sold                                 20,757   9,482
Shares issued in reinvestment of
 dividend and capital gain distributions     1,708      62
                                            --------------
                                            22,465   9,544
Less shares redeemed                         8,994  22,013
Net increase (decrease) in                  --------------
 shares outstanding                         13,471 (12,469)
==========================================================

Acorn USA
---------------------------------------------------
(in thousands)                                 1996

Shares sold                                   4,647
Less shares redeemed                             91
                                              -----
Net increase in shares outstanding            4,556
===================================================


5. Investment transactions

Acorn Fund
-------------------------------------------------------------
(in thousands)                                 1996      1995

Investment securities (excluding
 money market instruments):
  Purchases                                $862,321  $636,015
  Proceeds from sales                       924,259   584,550

Acorn International
-------------------------------------------------------------
(in thousands)                                 1996      1995

Investment securities (excluding
 money market instruments):
  Purchases                                $612,766  $318,862
  Proceeds from sales                       498,234   416,451

Acorn USA
---------------------------------------------------
(in thousands)                                 1996

Investment securities (excluding
 money market instruments):
   Purchases                               $ 45,708
   Proceeds from sales                        1,733
===================================================

The Acorn
----------------------------
         Family of Funds


 .Trustees
Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart

Jerome Kahn, Jr.

David C. Kleinman

Charles P. McQuaid

Roger S. Meier

Adolph Meyer, Jr.

Malcolm N. Smith

Ralph Wanger


 .Officers

Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Terence M. Hogan
Vice President

Leah J. Zell
Vice President

Merrillyn J. Kosier
Vice President and Secretary

Bruce H. Lauer
Vice President and Treasurer

Kenneth A. Kalina
Assistant Treasurer

 .Investment Advisor

Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
web site: www.wanger.com

 .Distributor

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

 .Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

 .Legal Counsel

Bell, Boyd & Lloyd
Chicago, Illinois

 .Independent Auditors

Ernst & Young LLP
Chicago, Illinois


This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

A Zebra In
          Lion Country

A Zebra in Lion Country: Ralph Wanger's Investment Survival Guide, will hit bookstores in April. Mr. Wanger wants to meet fellow Acorn shareholders! If you live in or around one of the following cities, drop by, introduce yourself, and let him personally sign your copy of the book.

>April 8
Barnes & Noble
160 E. 54th Street, New York, NY

>April 15
Schwartz Books
219 N. Milwaukee Street, Milwaukee, WI

>April 17
Baxter Books
608 2nd Avenue, Minneapolis, MN

>April 22
Borders Books & Music
North Michigan Avenue, Chicago, IL

[PICTURE OF ACORN]

The Acorn
------------------------
         Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502



                                   FIRST CLASS
                                  U.S. POSTAGE
                                      PAID
                                   CHICAGO,IL
                                 PERMIT NO. 1200

                           PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial statements:
     --------------------

  (1)     Financial statements included in Part A of this amendment:

          None

  (2)     Financial statements included in Part B of this amendment:

     (i) Acorn Fund (incorporated by reference to the following portions of Registrant's 1996 Acorn Investment Trust Annual Report; a copy of the annual report is attached to this amendment, but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this amendment):

            Report of Independent Auditors

            Statement of Assets and Liabilities at December 31, 1996

            Statement of Operations at December 31, 1996

            Statement of Changes in Net Assets at December 31, 1996

            Statement of Investments at December 31, 1996

            Notes to financial statements

     (ii) Acorn International (incorporated by reference to the following portions of Registrant's 1996 Acorn Investment Trust Annual Report; a copy of the annual report is attached to this amendment, but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this amendment):

            Report of Independent Auditors

            Statement of Assets and Liabilities at December 31, 1996

            Statement of Operations at December 31, 1996

            Statement of Changes in Net Assets at December 31, 1996

            Statement of Investments at December 31, 1996

            Notes to financial statements

     (iii) Acorn USA (incorporated by reference to the following portions of Registrant's 1996 Acorn Investment Trust Annual Report; a copy of the annual report is attached to this amendment, but, except for those portions incorporated by reference, is furnished for the information of the Commission and is not deemed to be filed as part of this amendment):

              Report of Independent Auditors

              Statement of Assets and Liabilities at December 31, 1996

              Statement of Operations at December 31, 1996

              Statement of Changes in Net Assets at December 31, 1996

              Statement of Investments at December 31, 1996

              Notes to financial statements


  (2)       Financial statements included in Part C of this amendment:

            None

Note:       The following schedules have been omitted for the following reasons:

              Schedules I and III - The required information is presented in the statements of investments at December 31, 1996.

              Schedules II, IV and V - The required information is not present.

(b)  Exhibits:
     --------

  1.        Agreement and declaration of trust**

  2.1       Bylaws, as amended September 15, 1992**

  2.2       Bylaw amendment adopted February 2, 1993**

  3.        None

  4.1       Specimen share certificate - Acorn Fund***

  4.2       Specimen share certificate - Acorn International***

  4.3       Specimen share certificate - Acorn USA+

  5.1       Investment advisory agreement - Acorn Fund**

  5.2       Investment advisory agreement - Acorn International**

  5.3       Form of Investment advisory agreement - Acorn USA***

  5.4       Form of Organizational Expenses Agreement between Acorn Investment
              Trust and Wanger Asset Management, L.P. dated as of September, 1996 ***

  6.1 Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C. dated as of May 1, 1996**

  6.2 Form of Amendment to Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C. dated as of September, 1996
            ***

  7.      None

  8.1 Custodian contract between the Registrant and State Street Bank and Trust Company dated July 1, 1992**

  8.2     Letter agreement applying custodian contract**

  8.3 Form of letter agreement applying custodian contract (exhibit 8.1) to Acorn USA***

  9.      None

  10.1    Opinion and consent of Bell, Boyd & Lloyd dated June 18, 1996 - Acorn
            Fund*

  10.2 Opinion and consent of Bell, Boyd & Lloyd dated June 18, 1996 - Acorn International*

  10.3 Opinion and consent of Bell, Boyd & Lloyd dated June 18, 1996 - Acorn USA***

  11.     Consent of Independent Auditors



  12.     None

  13.     None

  14. IRA plan booklet dated September 1996 including general information, individual retirement plan and custodial agreement and individual retirement account disclosure statement, Internal Revenue Service determination letter, transfer form, application form, and designation of beneficiary form+

  14.1 IRA plan booklet dated January 1997 including general information, individual retirement plan and custodial agreement and individual retirement account disclosure statement, Internal Revenue Service determination letter, transfer form, application form, and designation of beneficiary form

  14.2    Form of SIMPLE-IRA plan and application

  15.     None

  16.1    Computation of performance information - Acorn Fund**

  16.2    Computation of performance information - Acorn International**

  17.1    Financial data schedule - Acorn Fund

  17.2    Financial data schedule - Acorn International

  17.3    Financial data schedule - Acorn USA

----------------------------------------
*Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 49 to the Registrant's registration statement, Securities Act file no. 2-34223 (the "Registration Statement").

**Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 53 to the Registrant's Registration Statement, filed on April 29, 1996.

***Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 54 to the Registrant's Registration Statement, filed on June 26, 1996.

+Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 55 to the Registrant's Registration Statement, filed on September 3, 1996.





Item 25.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the prospectus for Acorn Fund, Acorn International and Acorn USA under the caption "The Funds in Detail - Organization - Management" and in the statement of additional information for Acorn Fund, Acorn International and Acorn USA under the caption "Investment Adviser" is incorporated by reference.

Item 26.  Number of Holders of Securities
          -------------------------------

     At January 31, 1997, there were 49,777 record holders of Registrant's shares of beneficial interest of the series designated Acorn Fund; 77,115 record holders of Registrant's shares of beneficial interest of the series designated Acorn International; and 4,260 record holders of Registrant's shares of beneficial interest of the series designated Acorn USA.

Item 27.  Indemnification
          ---------------

     Article VIII of the Agreement and Declaration of Trust of the Registrant (exhibit 1) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The information in the prospectus for Acorn Fund, Acorn International and Acorn USA under the caption "The Funds in Detail - Organization - Management" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 29.  Principal Underwriters
          ----------------------

          WAM Brokerage Services, L.L.C. also acts as principal underwriter for Wanger Advisors Trust.


       Name                Positions and Offices with        Positions and Offices with
                                  Underwriters                       Registrant
Terence M. Hogan          President                         Vice President
Merrillyn J. Kosier       Vice President and Secretary      Vice President and Secretary


The principal business of each officer of WAM Brokerage Services, L.L.C. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Item 30.  Location of Accounts and Records
          --------------------------------

          Bruce H. Lauer, Vice President and Treasurer
          Acorn Investment Trust
          227 West Monroe Street, Suite 3000
          Chicago, Illinois  60606

Item 31.  Management Services
          -------------------

          None

Item 32.  Undertakings
          ------------

          (a)  Not applicable.

          (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on April 30, 1997.

                                    ACORN INVESTMENT TRUST


                                    By /s/ Ralph Wanger
                                       ---------------------------
                                       Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

  Name                              Title                              Date
  ----                              -----                              ----
/s/Irving B. Harris          Trustee and chairman     )
-----------------------                               )
Irving B. Harris                                      )
                                                      )
/s/Leo A. Guthart            Trustee                  )
-----------------------                               )
Leo A. Guthart                                        )
                                                      )
/s/Jerome Kahn, Jr.          Trustee                  )
-----------------------                               )
Jerome Kahn, Jr.                                      )
                                                      )
/s/David C. Kleinman         Trustee                  )
-----------------------                               )
David C. Kleinman                                     )
                                                      )
/s/James H. Lorie            Trustee                  )
-----------------------                               )
James H. Lorie                                        )
                                                      )
/s/Charles P. McQuaid        Trustee                  )          April 30, 1997
-----------------------                               )
Charles P. McQuaid                                    )
                                                      )
/s/Roger S. Meier            Trustee                  )
-----------------------                               )
Roger S. Meier                                        )
                                                      )
/s/Adolph Meyer, Jr.         Trustee                  )
-----------------------                               )
Adolph Meyer, Jr.                                     )
                                                      )
/s/Ralph Wanger              Trustee and President    )
-----------------------                               )
Ralph Wanger                 (principal executive     )
                             officer)                 )
                                                      )
/s/Bruce H. Lauer            Treasurer (principal     )
-----------------------                               )
Bruce H. Lauer               financial and accounting )
                             officer)                 )

                  Index of Exhibits Filed with this Amendment
                  -------------------------------------------

Exhibit
Number                             Exhibit
-------                            -------
11                 Consent of independent auditors

14.1               IRA plan booklet dated January 1997

14.2               Form of SIMPLE-IRA plan and application

17.1               Financial data schedule - Acorn Fund

17.2               Financial data schedule - Acorn International

17.3               Financial data schedule - Acorn USA